                                      LEASE
                                 By and Between

                             ROWES WHARF ASSOCIATES,
                                    Landlord

                                       And

                            HAMBRECHT & QUIST, INC.,
                                     Tenant

                               EXHIBIT l, SHEET 1
                         Atlantic Avenue Building South
                                 50 Rowes Wharf
                              Boston, Massachusetts
                               (the "Building")

                                 REFERENCE DATA

Execution
Date:        June 22, 1987
             -------------

Tenant:      Hambrecht & Quist, Inc.
             ------------------------------------------------------------------
                                          (name)

             a California corporation
             ------------------------------------------------------------------
                           (description of business organization)

             235 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------------------
                    (principal place of business - mailing address)

LANDLORD:    ROWES WHARF ASSOCIATES, a joint venture by and between THE
             EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (a New York corporation) and ROWES WHARF LIMITED PARTNERSHIP (a Massachusetts limited partnership). Landlord is the Tenant under a Ground Lease of the Project Site, as hereinafter defined, dated July 25, 1985 by and between the Boston Redevelopment Authority, as Landlord, and Rowes Wharf Associates, as Tenant, notice of which is recorded at Book 11846, Page 173 in the Suffolk Registry of Deeds; and Landlord is the Tenant under an Office/Retail Unit Lease of the Unit, as hereinafter defined, dated as of July 25, 1985 by and between the Boston Redevelopment Authority, as Landlord, and Rowes Wharf
             Associates, as Tenant, notice of which is recorded at Book 11846, Page 180 in said Deeds. Whenever the term "Ground Lease" is used in this Lease, such term shall mean the above-referenced Ground
             Lease, during the term of said Ground Lease, and shall thereafter mean the above-referenced Office/Retail Unit Lease during the term of said Office/Retail Unit Lease.

PROJECT
SITE: Premises situated on Atlantic Avenue, Boston, Massachusetts, constituting both land and water area, as more particularly described in the Master Deed hereinafter referenced.

PROJECT:     The multi-use project (to be) constructed on the Project Site.

UNIT: The Office/Retail Unit in that certain condominium ("Condominium") known as The Condominium at Rowes Wharf (to be) created by the Master Deed referred to in the Ground Lease, as more particularly described in the Office/Retail Unit Lease. The Unit is located on the Project Site. The


                                                Please Initial

                                                --------------
                                                --------------

                              EXHIBIT l, SHEET 2
                         Atlantic Avenue Building South
                                50 Rowes Wharf
                            Boston, Massachusetts
                               (the "Building")

                           Tenant: Hambrecht & Quist, Inc.
                                   -----------------------
                   Execution Date: June 22, 1987
                                   -------------


            portion of the Building in which the Premises are located is contained within the Unit,

Art. 2    Premises: An area on the fourth (4th) floor of the Building, substantially as shown on Lease Plan.  Exhibit 2.

Art. 3.1  Specified Commencement Date: March 9, 1988

Art. 3.2  Termination Date: Ten (10) years after the Term Commencement Date

Art. 4.3  Final Plans Date: November 9, 1987

Art. 5    Use of Premises: General business offices

Art. 6    Yearly Rent:

             Lease Year*        Yearly Rent
             -----------        -----------
               1** Thirty ($30.00) Dollars per square foot of Total Rentable Area of the premises per annum.

               2 Thirty-One ($31.00) Dollars per square foot of Total Rentable Area of the premises per annum.

               3-5 Thirty-Eight ($38.00) Dollars per square foot of Total Rentable Area of the premises per annum.

               6-10 The Yearly Rent during this time period shall be based upon the Fair Market Rental Value, as defined in Paragraph 3 of the Rider to the Lease, of the premises then demised to Tenant as of Lease Year 6 (provided, however, that there shall be no change in Operating Costs in the Base Year

- ---------------
* For the purposes hereof, "Lease Year" shall be defined as any twelve (12) month period commencing as of the Term Commencement Date as of any anniversary of the Term Commencement Date.

**Subject to Article 6.6*


                                                Please Initial

                                                --------------
                                                --------------

                         Atlantic Avenue Building South
                                 50 Rowes Wharf
                           Boston, Massachusetts 02110
                                ("the Building")

                                 FIRST AMENDMENT
                                September 4. 1987


             LANDLORD:     Rowes Wharf Associates
             TENANT:       Hambrecht & Quist, Inc.
ORIGINAL     ORIGINAL
LEASE        PREMISES:     An area on the fourth (4th) floor of the Building,
DATA:                      substantially is shown on Lease Plan, Exhibit 2 dated
                           June 22, 1987.
             LEASE
             EXECUTION
             DATE:         June 22, 1987

             TERMINATION
             DATE:         Ten (10) years after the Term
                           Commencement Date in respect of the
                           Original Premises.

             PREVIOUS
             LEASE
             AMENDMENTS:   None

             FIRST
             AMENDMENT
             ADDITIONAL
             PREMISES:     An area consisting of approximately 3,065
                           square feet of Total Rentable Area on the fourth (4th) floor of the Building, contiguous to the Original Premises, substantially as shown on Lease Plan, Exhibit 2, First Amendment dated September 4, 1987, a copy of which is attached hereto and incorporated by reference herein.

    WHEREAS, Tenant desires to lease additional premises in the Building, to wit, the First Amendment Additional Premises; and

    WHEREAS, Landlord is willing to lease the First Amendment Additional Premises to Tenant on the terms and conditions hereinafter set forth;

    NOW THEREFORE, the above-described lease, ("the Lease"), is hereby amended as follows:

                               EXHIBIT l, SHEET 3
                         Atlantic Avenue Building South
                                 50 Rowes Wharf
                              Boston, Massachusetts
                                (the "Building")

                        Tenant: Hambrecht & Quist, Inc.
                Execution Date: June 22, 1987


                            In no event shall the Yearly Rent during this time period exceed Forty-Six ($46.00) Dollars per square foot or Total Rentable Area of the premises per annum, with no change in the definition of what constitutes Operating Costs in the Base Year as set forth below.

Art. 7    Total Rentable Area: 14,323 square feet

Art. 8.   Electric current will not be furnished by Landlord to Tenant.

Art. 9    Operating Expense Escalation:

               Operating Costs in the Base Year: The product of (x) $10.00 multiplied by (y) the sum total (aggregate) of the Total Rentable Areas of the Unit which, for the purposes hereof, shall not include any areas designated by Landlord for retail use, so long as the cost of operating services for such retail tenants are not included in Operating Costs.

               Tenant's Proportionate Share: A fraction, the numerator of which is the Total Rentable Area of the premises and the denominator of which is the sum total (aggregate) of the Total Rentable Areas of the Unit, limited as aforesaid.

Art. 12;   Additional insured Parties: Boston Redevelopment Authority;
     13(d);The Board of Managers of The Condominium at Rowes Wharf
     15.2;
     18

Art. 29.3  Broker: The Robbins Group[

Art. 29.5  Arbitration: Massachusetts; Superior Court

           Exhibit Dates: Lease Plan, Exhibit 2 dated June 22, 1987

                                                Please Initial

                                                --------------
                                                --------------

    1.    DEMISE OF THE FIRST AMENDMENT ADDITIONAL PREMISES.

    Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the First Amendment Additional Premises for a term commencing as of the Term Commencement Date in respect of the First Amendment Additional Premises. Said demise of the First Amendment Additional Premises shall be upon all of the same terms and conditions of the Lease (including, without limitation, Yearly Rent, rental rate and operating Costs in the Base
Year) except:

         A. The Term Commencement Date in respect of the First Amendment Additional Premises shall be the date the First Amendment Additional Premises are deemed ready for Tenant's occupancy under the provisions of Article 4.2, subject to the provisions of the last sentence of Article 3.1(b).

         B. The Specified Commencement Date in respect of the First Amendment Additional Premises is March 9, 1988.

         C. The Termination Date in respect of the First Amendment Additional Premises shall be the date ten (10) years after the Term Commencement Date in respect of the Original Premises.

         D. The Rent Commencement Date in respect of the First Amendment Additional Premises (i.e. the date on which Tenant's obligation to pay Yearly Rent in respect of the First Amendment Additional Premises commences to accrue) shall be the date eight (8) months after the Term Commencement Date in respect of the Original Premises.

         E. The Final Plans Date in respect of the First Amendment Additional Premises is November 9, 1987.

         F. Paragraph 2 of the Rider to the Lease is hereby deleted in its entirety and of no further force or effect.

         G. Notwithstanding anything to the contrary in Subparagraph E(l) of Article 16-18* of the Lease contained, the definition of the "Permitted Sublet Area" is hereby deleted and the following is substituted in its place:

               "Permitted Sublet Area" shall be defined as any portion of the premises (including the First Amendment Additional Premises) containing no more than 3,000 square feet of Total Rentable Area in total.

         H. Any other provisions of the Lease inconsistent with this Amendment or the state of facts contemplated hereby.

     2.    EXHIBIT 1.

    Exhibit 1, Sheets 1, 2, 3 and 4 dated June 22, 1987 is hereby deleted in its entirety and Revised Exhibit 1, First Amendment, Sheets 1, 2, 3, 4 and 5 dated September 4, 1987, attached hereto and incorporated herein by reference, is substituted in its place.

     3.    PARKING.

    During the term of the Lease in respect of the First Amendment Additional Premises, the Landlord will make available to Tenant three (3) additional parking spaces for use in the Garage. Tenant's use of said additional parking spaces shall be on all of the same terms and conditions applicable to the parking spaces made available to Tenant pursuant to Paragraph 1 of the Rider to the Lease.

     4. Titles and paragraph headings are for reference purposes and the convenience of the parties only and shall have no bearing upon nor force or effect in respect of the interpretation and application of the substantive provisions in this Amendment contained.

    As herein amended, the Lease is ratified, approved, and confirmed in all respects.

    WHEREFORE, the parties have hereunto set their hands and seals as of the date first written above,


LANDLORD:                          TENANT:
ROWES WHARF ASSOCIATES             HAMBRECHT & QUIST, INC.

By:                                By:
   --------------------------         --------------------------
   A General Partner of Rowes         (Name)           (Title)
   Wharf Limited Partnership           Hereunder Duly Authorized

Date Signed:                       Date Signed: October 12, 1987
            -----------------                  -----------------

                   REVISED EXHIBIT 1, FIRST AMENDMENT, SHEET 1
                         Atlantic Avenue Building South
                                 50 Rowes Wharf
                           Boston, Massachusetts 02110
                                (the "Building")

                                 REFERENCE DATA


Execution Date: September 4, 1987
                -----------------

Tenant:         Hambrecht & Quist, Inc.
                --------------------------------------------------------------
                                          (name)
                a California corporation
                --------------------------------------------------------------
                          (description of business organization)

                    235 Montgomery Street, San Francisco, California 94104
                --------------------------------------------------------------
                     (principal place of business - mailing address)

LANDLORD:    ROWES WHARF ASSOCIATES, a joint venture by and between THE
             EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (a New York corporation) and ROWES WHARF LIMITED PARTNERSHIP (a Massachusetts limited partnership). Landlord is the Tenant under a Ground Lease of the Project Site, as hereinafter defined, dated July 25, 1985 by and between the Boston Redevelopment Authority, as Landlord, and Rowes Wharf Associates, as Tenant, notice of which is recorded at Book 11846, Page 173 in the Suffolk Registry of Deeds; and Landlord is the Tenant under an Office/Retail Unit Lease of the Unit, as hereinafter defined, dated as of July 25, 1985 by and between the Boston Redevelopment Authority, as Landlord, and Rowes Wharf
             Associates, as Tenant, notice of which is recorded at Book 11846, Page 180 in said Deeds. Whenever the term "Ground Lease" is used in this Lease, such term shall mean the above-referenced Ground
             Lease, during the term of said Ground Lease, and shall thereafter mean the above-referenced Office/Retail Unit Lease during the term of said Office/Retail Unit Lease.

PROJECT
SITE: Premises situated on Atlantic Avenue, Boston, Massachusetts, constituting both land and water area, as more particularly described in the Master Deed hereinafter referenced.

PROJECT:     The multi-use project (to be) constructed on the Project Site.

UNIT: The Office/Retail Unit in that certain condominium ("Condominium") known as The Condominium at Rowes Wharf (to be) created by the Master Deed referred to in the Ground Lease, as more particularly described in the Office/Retail Unit Lease. The Unit is located on the Project Site. The


                                                Please Initial

                                                --------------

                  REVISED EXHIBIT 1, FIRST AMENDMENT, SHEET 2
                         Atlantic Avenue Building South
                                 50 Rowes Wharf
                            Boston, Massachusetts 02110
                                  (the "Building")

                          Tenant: Hambrecht & Quist, Inc.
                  Execution Date: September 4, 1987

                 portion of the Building in which the Premises are located is contained within the Unit.

Art. 2    Original Premises: An area on the fourth (4th) floor of the
                             Building, substantially as shown on Lease Plan,
                             Exhibit 2.

          First Amendment
          Additional Premises: An area on the fourth (4th) floor of the
                               Building, contiguous to the Original
                               Premises, substantially as shown on Lease
                               Plan, Exhibit 2, First Amendment.

Art. 3.1  Specified Commencement Date in
          respect of the Original Premises:    March 9, 1988

          Specified Commencement Date in
          respect First Amendment Additional
          Premises:                            March 9, 1988

Art. 3.2  Termination Date: Ten (10) years after the Term Commencement Date in respect of the Original Premises.

Art. 4.3 Final Plans Date in respect of Original Premises and First Amendment Additional Premises: November 9, 1987

Art. 5    Use of Premises: General business offices

                                                Please Initial

                                                /s/
                                                --------------

                  REVISED EXHIBIT 1, FIRST AMENDMENT, SHEET 3
                       Atlantic Avenue Building South
                                50 Rowes Wharf
                           Boston, Massachusetts 02110
                               (the "Building")

                        Tenant:   Hambrecht & Quist, Inc.
                Execution Date:   September 4, 1987

Art. 6    Yearly Rent:

                      Lease Year*                 Yearly Rent
                      -----------                 -----------
                          1** Thirty ($30.00) Dollars per square foot of the Total Rentable Area of the Original Premises and the
                                              First Amendment Additional
                                              Premises.

                          2 Thirty-One ($31.00) Dollars per square foot of the Total Rentable Area of the Original Premises and the First Amendment Additional Premises.

                          3-5 Thirty-Eight ($38.00) Dollars per square foot of the Total Rentable Area of the Original Premises and the First Amendment Additional Premises.

                          6-10 The Yearly Rent during this time period shall be based upon the Fair Market Rental Value, as defined in Paragraph 3 of the
                                              Rider to the Lease, of the
                                              premises then demised to Tenant as
                                              of the commencement of Lease Year
                                              6 (provided, however, that there
                                              shall be no change in Operating
                                              Costs in the Base Year). In no
                                              event shall the Yearly Rent during
                                              this time period exceed Forty-Six
                                              ($46.00) Dollars per square foot
                                              of Total Rentable Area of the
- ----------------
* For the purposes hereof, "Lease Year" shall be defined as any twelve-(12) month period commencing as of the Term Commencement Date in respect of the Original Premises or as of any anniversary of the Term Commencement Date in respect of the Original Premises.

**Subject to Art. 6-6* of the Lease and to Paragraph 1(D) of the First
Amendment.

                                                Please Initial

                                                /s/
                                                --------------

                   REVISED EXHIBIT 1, FIRST AMENDMENT, SHEET 4
                         Atlantic Avenue Building South
                               50 Rowes Wharf
                          Boston, Massachusetts 02110
                              (the "Building")

                       Tenant:  Hambrecht & Quist, Inc.
               Execution Date:  September 4, 1987


                                    premises per annum, with no change in the definition of what constitutes Operating Costs in the Base Year as set forth below.

Art. 7     Total Rentable Area: Original Premises         14,323 square feet
                                First Amendment
                                  Additional Premises      3,065 square feet
                                                          ------
                                Total                     17,388 square feet

Art. 8.    Electric current will not be furnished by Landlord to Tenant.

Art. 9     Operating Expense Escalation
           in respect of Original Premises*
           and First Amendment Additional Premises*

                Operating Costs in the Base Year: The product of (x) $10.00 multiplied by (y) the sum total (aggregate) of the Total Rentable Areas of the Unit which, for the purposes hereof, shall not include any areas designated by Landlord for retail use, so long as the cost of operating services for such retail tenants are not included in Operating Costs.

                Tenant's Proportionate Share: A fraction, the numerator of which is the Total Rentable Area of the Original Premises and the First Amendment Additional Premises and the denominator of which is the sum total (aggregate) of the Total Rentable Areas of the Unit, limited as aforesaid.

Art. 12;     Additional Insured Parties: Boston Redevelopment Authority; The
     13(d);  Board of Managers of The Condominium at Rowes Wharf
     15.2;
     18

Art. 29.3  Broker: The Beacon Companies
                   --------------------

- ----------------
*Tenant's obligation to pay Operating Expense Excess in respect of the Original Premises and the First Amendment Additional Premises shall not commence to accrue until the Rent Commencement Date in respect of the Original Premises.

                                                Please Initial

                                                /s/
                                                --------------

                     REVISED EXHIBIT 1, FIRST AMENDMENT, SHEET 5
                           Atlantic Avenue Building South
                                 50 Rowes Wharf
                           Boston, Massachusetts 02110
                                (the "Building")

                        Tenant:  Hambrecht & Quist, Inc.
                Execution Date:  September 4, 1987

Art. 29.5 Arbitration: Massachusetts; Superior Court

          Exhibit Dates: Lease Plan, Exhibit 2 dated June 22, 1987
                         Lease Plan, Exhibit 2, First Amendment dated
                           September 4, 1987


LANDLORD:                               TENANT:

ROWES WHARF ASSOCIATES                  HAMBRECHT & QUIST, INC.
c/o Rowes Wharf Limited Partnership     235 Montgomery Street
One Post Office Square                  San Francisco, California 94104
Boston, Massachusetts 02109


By                                      By:  /s/
  ---------------------------------        ---------------------------------
  General Partner                          (Name)              (Title)
  Rowes Wharf Limited Partnership          Hereunto Duly Authorized

Date Signed:                            Date Signed:     10/12/87
            -----------------------                 ------------------------



                                                Please Initial

                                                /s/
                                                --------------
                                                --------------

LEASE PLAN
EXHIBIT 2
FIRST AMENDMENT
TENANT: Hambrecht & Quist

   THIS INDENTURE OF LEASE made and entered into on the Execution Date as stated in Exhibit 1 and between the Landlord and the Tenant named in Exhibit 1.

   Landlord does hereby demise and lease to Tenant, and Tenant does hereby hire and take from Landlord, the premises hereinafter mentioned and described (hereinafter referred to as "premises"), upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease for the term hereinafter stated:

1. REFERENCE DATA

   Each reference in this Lease to any of the terms and titles contained in any Exhibit attached to this Lease shall be deemed and construed to incorporate the data stated under that term or title in such Exhibit.

2. DESCRIPTION OF DEMISED PREMISES

   2.1 DEMISED PREMISES. The premises are that portion of the Building (being constructed) as described in Exhibit 1 (as the same may from time to time be constituted after changes therein, additions thereto and eliminations therefrom pursuant to rights of Landlord hereinafter reserved) and is hereinafter referred to as "Building", substantially as shown hatched or outlined on the Lease Plan (Exhibit 2) hereto attached and incorporated by reference as a part hereof.

   2.2    APPURTENANT RIGHTS.  Tenant shall have, as appurtenant to the
premises, rights to use in common,   with others entitled thereto, subject to
reasonable rules from time to time made by Landlord of which Tenant is given notice: (a) the common lobbies, hallways, stairways and elevators of the portion of the Building which is located within the Unit, serving the premises in common with others, (b) common walkways necessary for access to the Building, and (c) if the premises include less than the entire rentable area of any floor, the common toilets and other common facilities of such floor; and no other appurtenant rights or easements.

  2.3 EXCLUSIONS AND RESERVATIONS. All the perimeter walls of the premises except the inner surfaces thereof, any balconies (except to the extent same are shown as part of the premises on the Lease Plan (Exhibit 2) in which event, however, Tenant's sole right with respect to such balconies shall be the right to use such balconies), terraces or roofs adjacent to the premises, and any space in or adjacent to the premises used for shafts, stacks, pipes, conduits, wires and appurtenant fixtures, fan rooms, ducts, electric or other utilities, sinks or other Building, Project, or Unit facilities, and the use thereof, are expressly excluded from the premises and reserved to Landlord. Landlord hereby reserves a right of access through the premises for the purposes of operation, maintenance, decoration and repair.

3.  TERM OF LEASE

    3.1 DEFINITIONS. As used in this Lease the words and terms which follow mean and include the following:

  (a) "Specified Commencement Date" - The date (as stated in Exhibit 1) on which it is estimated that the premises will be ready for Tenant's occupancy for its use as stated in Exhibit 1.

  (b) "Term Commencement Date" - If the "Term Commencement Date" is a date certain agreed upon by the parties at the time of the execution of this Lease, such date shall be inserted in Exhibit 1; otherwise, the "Term Commencement Date" is the date on which the premises are ready for Tenant's occupancy (as defined in Article 4.2) for use as set forth in Exhibit 1. If the premises are not ready for such occupancy but if, pursuant to permission therefor duly given by Landlord, Tenant takes possession of the whole or any part of the premises for use as set forth in Exhibit 1, "Term Commencement Date" shall be the date on which Tenant takes such possession.

  3.2 HABENDUM. TO HAVE AND TO HOLD the premises for a term of years commencing on the Term Commencement Date and ending on the Termination Date as stated in Exhibit 1 or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law (which date for the termination of the term hereof will hereafter be called "Termination Date"). Notwithstanding the foregoing, if the Termination Date as stated in Exhibit 1 shall fall on other than the last day of a calendar month, said Termination Date shall be deemed to be the last day of the calendar month in which said Termination Date occurs.

  3.3 DECLARATION FIXING TERM COMMENCEMENT DATE. As soon as may be after the execution date hereof, each of the parties hereto agrees, upon demand of the other party, to join in the execution, in recordable form, of a statutory notice, memorandum, etc. of lease and/or written declaration in which shall be stated such Term Commencement Date and (if need be) the Termination Date. If this Lease is terminated before the term expires, then upon Landlord's request the parties shall execute, deliver and record an instrument acknowledging such fact and the date of termination of this Lease; and Tenant hereby appoints Landlord its attorney-in-fact in its name and behalf to execute such instrument if Tenant shall fail to execute and deliver such instrument after Landlord's request therefor within ten (10) days.

4. READINESS FOR OCCUPANCY - ENTRY BY TENANT PRIOR TO TERM
   COMMENCEMENT DATE

  4.1 COMPLETION DATE - DELAYS. Subject to delay by causes beyond the reasonable control of Landlord or caused by the action or inaction of Tenant, Landlord shall use reasonable speed and diligence in the construction of the Building and to have the premises ready for Tenant's occupancy on the Specified Commencement Date. The failure to have the premises ready for Tenant's occupancy on the Specified Commencement Date shall in no way affect the validity of this Lease or the obligations of Tenant hereunder nor shall the same be construed in any way to extend the term of this Lease. If the premises are not ready for Tenant's occupancy within the meaning of Article
4.2 hereof on the Specified Commencement Date, Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason thereof.

  4.2 WHEN PREMISES DEEMED READY. The premises shall be conclusively deemed ready for Tenant's occupancy as soon as the initial installations and painting to be done by Landlord (referred to in Exhibit 3, "Memorandum of Work and Installations to be Initially Performed and Furnished in the Premises", annexed hereto and made a part hereof) in the premises have been substantially completed by Landlord insofar as is practicable in view of delays or defaults, if any, of Tenant or its contractors, as hereinafter specified, and the elevator, plumbing, air conditioning and electric facilities are initially substantially available to Tenant, in accordance with the obligations assumed by Landlord hereunder. In addition, the premises shall not be deemed ready for Tenant's occupancy until Landlord has delivered to Tenant a partial certificate of occupancy, unless such failure is based upon the fact that Tenant's plans do not comply with law. Notwithstanding the foregoing, if Tenant engages its own contractors to perform any portion of the work to be performed in the initial preparation of the premises, Landlord shall be relieved of its responsibility for obtaining such partial certificate of occupancy to the extent that Landlord's failure to obtain such partial certificate of occupancy is based upon any aspect of the work performed by Tenant's contractors. Such facilities shall not be deemed to be unavailable if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done or if such facilities are reduced or their availability delayed as a reasonable and necessary incident in connection with the opening of the Building, the Unit, or the Project. The premises shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the premises or any part thereof, or if the delay in the availability of the premises for occupancy is
(i) due to special work (i.e. long-lead time items of which Landlord advises Tenant in writing at the time that Landlord approves Tenant's plans), changes, alterations or additions required or made by Tenant in the layout or finish of the premises or any part thereof, (ii) caused in whole or in part by Tenant through the delay of Tenant in submitting any plans and/or specifications, supplying information, approving plans, specifications or estimates, giving authorizations or otherwise or (iii) caused in whole or in part by delay and/or default on the part of Tenant or its contractors including, without limitation, the utility companies and other entities furnishing communications, data processing or other service or equipment. If the premises are deemed ready for Tenant's occupancy, pursuant to the foregoing, (and the term shall have commenced by reason thereof), but the premises are not in fact actually ready for Tenant's occupancy, Tenant shall not (except with Landlord's consent) be entitled to take possession of the premises for use as set forth in Exhibit 1 until the premises are in fact actually ready for such occupancy. Landlord's architect's certificate of substantial completion, as hereinabove stated, given in good faith, or of any other facts pertinent to this Article 4.2 shall be deemed conclusive of the statements therein contained and binding upon Tenant. Any of Landlord's work in the premises not fully completed on the Term Commencement Date shall thereafter be so completed with reasonable diligence by Landlord.

  4.3 PLANS AND SPECIFICATIONS. Tenant shall be solely responsible for the timely preparation and submission to Landlord of the final architectural, electrical and mechanical construction drawings, plans and specifications (called "plans") necessary to construct the premises for Tenant's occupancy, which plans shall be subject to approval by Landlord's architect and engineers and shall comply with their requirements to avoid aesthetic or other conflicts with the design and function of the balance of the Building, the Unit, or the Project. If requested by Tenant, Landlord's architect will prepare the plans necessary for such construction at Tenant's cost (including charges for not only building standard work, but also for special services of the Landlord's architect and engineer not included in the design of space for occupancy using building standard partitioning, floors, ceiling and mechanical and electrical service). Such special services shall include, but not be limited to, design of built-in equipment, interior design embracing materials and finishes other than building standard, design of private lavatories and other special purpose rooms and interior decorating. Whether or not the layout and plans are prepared with the help (in whole or in part) of Landlord's architect, Tenant agrees to remain solely responsible for the timely preparation and submission of all such plans and all costs related thereto. Notwithstanding anything to the contrary herein contained, in the event that Tenant engages Landlord's architect and engineers to prepare Tenant's plans, Landlord shall pay for the architectural and engineering fees incurred by Tenant in preparing Tenant's final approved plans;
except that Landlord shall not be responsible for any changes made by Tenant after Landlord has approved Tenant's plans. Tenant has assured itself by direct communication with the architect and engineers (Landlord's or its own, as the case may be) that the final approved plans can be delivered to Landlord on or before the Final Plans Date as stated in Exhibit 1, provided that Tenant promptly furnishes complete information concerning its requirements to said architect and engineers as and when requested by them; and Tenant covenants and agrees to cause said final, approved plans and specifications to be delivered to Landlord on or before said Final Plans Date and to devote such time as may be necessary in consultation with said architect and engineers to enable them to complete and submit all plans within the required time limit. Time is of the essence in respect of preparation and submission of plans by Tenant. (The word "architect" as used in this Article 4 shall include an interior space designer or planner.)

    4.4 PREPARATION OF PREMISES.

     (a) By Landlord. Except as is otherwise herein provided or as may be otherwise approved by the Landlord, all work necessary to prepare the premises for Tenant's occupancy, including work to be performed at Tenant's expense, shall be performed by contractors employed by Landlord and Landlord shall obtain bids from at least two (2) subcontractors and to use reasonable efforts to obtain bids from at least one (1) more subcontractor ("Additional Subcontractor") within each of the following trades:

                glass and glazing;
                millwork;
                plumbing;
                carpeting; and
                electrical

Landlord's failure to obtain a bid from an Additional Subcontractor shall not be deemed to be a default of Landlord's obligations under this Article 4.4(a)-4*, if the reason for such failure is that an Additional Subcontractor has not responded to Landlord in a time period which would delay Landlord's schedule for the completion of Landlord's work. Tenant shall, subject to Articles 4, 12 and 13 of the Lease, have the right to engage its own contractors to perform work in the initial preparation of the premises for Tenant's occupancy. In the event that Tenant shall engage its own contractors to perform such work, Tenant shall pay to Landlord the cost of services provided by Landlord or Landlord's contractor to Tenant and to Tenant's contractors while performing such work, which services shall include, but not be limited to, cleaning, security, rubbish removal, electricity, toilet facilities, and elevators.

     (b) By Tenant. Subject always to the provisions of Articles 4.2 and 4.3, if other than building standard work is to be performed in preparing the premises for Tenant's occupancy by contractors other than those employed by Landlord, Landlord will give Tenant reasonable advance notice of the date on which the premises will be ready for such other contractors and a reasonable time will be allowed from such date for doing the work to be performed by such other contractors. Tenant acknowledges and agrees that all work performed in the construction of the Project shall be performed in accordance with the requirements of Section 33.2 of the Ground Lease, a copy of which is attached hereto as Exhibit 6. In the event that Tenant engages any separate contractors in the initial construction of the premises, Tenant and Tenant's contractors shall comply with the provisions of the plan submitted by Landlord to the Boston Redevelopment Authority as set forth in said Section 33.2. Tenant shall incorporate the requirement for such compliance in its agreement with any contractor engaged by Tenant in the initial construction of the premises.

    (c) If any work, including but not by way of limitation, installation of built-in equipment by the manufacturer or distributor thereof, shall be performed by contractors not employed by Landlord, Tenant shall take all necessary reasonable measures to the end that such contractor shall cooperate in all ways with Landlord's contractors to avoid any delay to the work being performed by Landlord's contractors or conflict in any other way with the performance of such work.

    4.5 QUALITY AND COST OF MATERIALS. If the premises shall not have been constructed for a prior tenant, all materials and workmanship to be furnished and installed by Landlord shall be in accordance with building standard as detailed and defined in Exhibit 3 hereof. Any construction or finish of previously constructed premises, whether by Landlord or Tenant, shall equal or exceed the specifications and quantities provided in Exhibit 3. Tenant shall bear all other costs of preparing the premises for its occupancy in accordance with the final plans including, without limitation, the cost of substitutes for any items specified in Exhibit 3.

  4.6 TENANT'S DELAY - ADDITIONAL COSTS. If Tenant fails or omits to make timely submission to Landlord of the plans referred to in Article 4.3, or other pertinent information, or delays in submitting any other plans or specifications, or in supplying information, or in approving plans, specifications or estimates, or in giving authorizations or fails to comply with Section 4.4(c) hereof, or otherwise fails to honor or perform its obligations under this Lease, any additional cost to Landlord in connection with the completion of the premises in accordance with the terms of this Lease and Exhibit 3 shall be promptly paid by Tenant to Landlord if such additional cost is in whole or in part the result of such failure, omission or delay of Tenant. For the purposes of the next preceding sentence, the expression "additional cost to Landlord" shall mean the cost over and above such cost as would have been the aggregate cost to Landlord of completing the premises in accordance with the terms of this Lease and Exhibit 3 had there been no such failure, omission or delay. Nothing contained in this Article
4.6 shall limit or qualify or prejudice any other covenants, agreements, terms, provisions and conditions contained in this Lease, including, but not limited to Article 4.2.

  4.7 ENTRY BY TENANT PRIOR TO TERM COMMENCEMENT DATE. With Landlord's prior written consent, which shall not be unreasonably withheld, Tenant shall have the right to enter the premises prior to the Term Commencement Date, during normal business hours and without payment of rent, to perform such work or decoration as is to be performed by, or under the direction or control of, Tenant and as is otherwise in compliance with the terms of this Lease. Such right of entry shall be deemed a license from Landlord to Tenant, and any entry thereunder shall be at the risk of Tenant.

  4.8 CONCLUSIVENESS OF LANDLORD'S PERFORMANCE. Landlord warrants that Landlord's work will be performed in a good and workmanlike manner and shall be free of defects and deficiencies in materials or workmanship for a period of one (1) year from the date of final completion of Landlord's Work. Tenant shall be conclusively deemed to have agreed that Landlord has performed all of its obligations under this Article 4, including, without limitation the foregoing warranty, unless not later than the date one (1) year the Term Commencement Date Tenant shall give Landlord written notice specifying the respects in which Landlord has not performed any such obligation.

  4.9 TENANT PAYMENTS OF CONSTRUCTION COST. Landlord shall have the same rights and remedies which Landlord has upon the nonpayment of Yearly Rent and other charges due under this Lease for nonpayment of any amounts which Tenant is required to pay to Landlord or Landlord's contractor in connection with the construction and initial preparation of the premises (including, without limitation, any amounts which Tenant is required to pay in accordance with Articles 4.5 and 4.6 hereof) or in connection with any construction in the premises performed for Tenant by Landlord, Landlord's contractor or any other person, firm or entity after the Term Commencement Date.

5. USE OF PREMISES

  5.1 PERMITTED USE. Tenant shall continuously during the term hereof occupy and use the premises only for the purposes as stated in Exhibit 1 and for no other purposes. Service and utility areas (whether or not a part of the premises) shall be used only for the particular purpose for which they were designed. Without limiting the generality of the foregoing, Tenant agrees that it shall not use the premises or any pan thereof, or permit the premises or any part thereof to be used for the preparation or dispensing of food, whether by vending machines or otherwise. Notwithstanding the foregoing, but subject to the other terms and provisions of this Lease, Tenant may, with Landlord's prior written consent, which consent shall not be unreasonably withheld, install at its own cost and expense so-called hot-cold water fountains, coffee makers vending machines, a microwave oven and so-called Dwyer refrigerator-sink-stove combinations for the preparation of beverages and foods, provided that no cooking, frying, etc., are carried on in the premises to such extent as requires special exhaust venting, Tenant hereby acknowledging that the Building or the Project is not engineered to provide any such special venting.

  5.2 PROHIBITED USES. Notwithstanding any other provision of this Lease, Tenant shall not use, or suffer or permit the use or occupancy of, or suffer or permit anything to be done in or anything to be brought into or kept in or about the premises or the Building or any part thereof (i) which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease, of the Ground Lease or otherwise applicable to or binding upon the premises; (ii) an any unlawful purposes or in any unlawful manner; (iii) which, in the reasonable judgment of Landlord shall in any way (a) impair the appearance or reputation of the Project or (b) impair, interfere with or otherwise diminish the quality of any of the Building or Project services or the proper and economic heating, cleaning, air conditioning or other servicing of the Building or premises, or with the use or occupancy of any of the other areas of the Building, or occasion discomfort, inconvenience or annoyance to, any of the other tenants or occupants of the Building or of the Project; or (iv) which is inconsistent with the maintenance of the Building and the Unit as an office building complex of the first class in the quality of its maintenance, use, or occupancy. Tenant shall not install or use any electrical or other equipment of any kind which, in the reasonable judgment of Landlord, might cause any such impairment, interference, discomfort, inconvenience or annoyance.

    5.3 LICENSES AND PERMITS. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, and if the failure to secure such license or permit would in any way affect
Landlord, the premises, the Building, the Project or Tenant's ability to perform any of its obligations under this Lease, Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license and submit the same to inspection by Landlord. Tenant, at Tenant's expense, shall at all times comply with the terms and conditions of each such license or permit. Tenant shall furnish all data and information to Governmental authorities and Landlord as requested in accordance with legal, regulatory, licensing or other similar requirements as they relate to Tenant's use or occupancy of the premises or the Building.

6. RENT

During the term of this Lease the Yearly Rent and other charges at the rate stated in Exhibit 1, shall be payable by Tenant to Landlord by monthly payments, as stated in Exhibit 1, in advance and without demand on the first day of each month for and in respect of such month. The rent and other charges reserved and convenanted to be paid under this Lease shall commence on the Term Commencement Date. Notwithstanding anything to the contrary in the Lease contained, Tenant's obligation to pay Yearly Rent shall not commence to accrue until the date ("Rent Commencement Date") eight (8) months after the Term Commencement Date. If, by reason of any provisions of this Lease, the rent reserved hereunder shall commence or terminate on any day other than the first day of a calendar month, the rent for such calendar month shall be prorated. The rent shall be payable to Landlord or, if Landlord shall so direct in writing, to Landlord's agent or nominee, in lawful money of the United States which shall be legal tender for payment of all debts and dues, public and private, at the time of payment, at the office of Landlord or such place as Landlord may designate, and the rent and other charges in all circumstances shall be payable without any setoff or deduction whatsoever. Rental and any other sums due hereunder not paid within ten (10) days after the date due shall bear interest for each month or fraction thereof from the due date until paid computed at the annual rate of two percentage points over the so-called prime rate then currently from time to time charged to its most favored corporate customers by the largest national bank (N.A.) located in the city in which the Building is located, or at any applicable lesser maximum legally permissible rate for debts of this nature.

7.  RENTABLE AREA - ADJUSTMENT OF RENT

    Total Rentable Area and Net Rentable Area of the premises shall be determined in accordance with Exhibit 5.

S.  SERVICES FURNISHED BY LANDLORD

    8.1 ELECTRIC CURRENT.

    (a) As stated in Exhibit 1, Landlord will either furnish to Tenant, as an incident of this Lease, electric current for the operation of lighting fixtures, the 120-volt electrical outlets initially installed in the premises and such other installations and facilities as stated in Exhibit 3, or Landlord will require Tenant to contract with the company supplying electric current for the purchase and obtaining by Tenant of electric current directly from such company to be billed directly to, and paid for by, Tenant. If Landlord is furnishing Tenant with electric current hereunder, the Yearly Rent includes the cost of such electric current per square foot of Total Rentable Area (hereafter called "Base Electric Cost"), as set forth on Exhibit 1, based upon a rate (hereafter called "Electric Rate") as set forth on Exhibit 1. The term "Base Electric Cost" as used in this Lease, shall be defined as the composite, effective cost per annum, as of the Execution Date, of electric current per square foot of the Unit Total Rentable Area for those portions of the Unit as to which Landlord is providing electric current. "Electric Rate," as used in this Lease, shall be defined as the composite effective rate per kilowatt-hour taking into account the base utility rate, fuel adjustment factor, premium charges or credits for hours of use, and any other charges which Landlord is required to pay in connection with furnishing electricity to the Unit.

    (b) If Landlord is furnishing Tenant electric current hereunder, then upon written demand by Landlord upon Tenant, Tenant shall, to the extent permitted by law, pay Landlord such an amount as shall reimburse Landlord for any increase in the cost to Landlord of the services to be furnished by Landlord to Tenant pursuant to this Article 8.1 including, without limitation, a cost increase due to a change in rates charged by the supplier of electric current. Landlord may make demand upon Tenant for reimbursement pursuant to this Subparagraph 8.l(b) no more frequently than monthly. Whenever a reimbursement shall be demanded by Landlord, Landlord shall furnish to Tenant a statement in writing of Landlord's computation of the appropriate amount of said reimbursement; such statement shall include sufficient detail to enable Tenant to verify Landlord's determination of the amount of the reimbursement referred to therein and, if requested by Tenant, such cost and other records of Landlord as were used by it as the basis for such computation. The amount of such reimbursement, as specified in any such statement of Landlord, shall become binding upon the parties hereto unless within thirty (30) days after Landlord shall have furnished to Tenant such statement, Tenant pays the amount billed and with such payment notifies Landlord in writing that Tenant disputes the amount of such reimbursement as determined by Landlord as aforesaid. In such event the amount of such reimbursement shall, unless the amount of the adjustment is otherwise mutually agreed upon, be determined by arbitration as hereinafter provided, with an appropriate payment to be made thereafter in accordance with such arbitration decision. Any such reimbursement shall become effective as of the date of the making of the demand upon which said reimbursement is predicated.

    (c) If Landlord is furnishing Tenant electric current hereunder, Landlord, at any time, at its option and upon not less than thirty (30) days' prior written notice to Tenant, may discontinue such furnishing of electric current to the premises; and in such case Tenant shall contract with the company supplying electric current for the purchase and obtaining by Tenant of electric current directly from such company. In the event Tenant itself contracts for electricity with the supplier, either initially or pursuant to Landlord's option as above stated, Landlord shall (i) permit, or obtain permission, for the Project's risers, conduits and feeders to the extent available, suitable and safely capable, to be used for the purpose of enabling Tenant to purchase and obtain electric current directly from such company, (ii) without cost or charge to Tenant, make such alterations and additions to the electrical equipment and/or appliances in the Unit or in the Project as such company shall specify for the purpose of enabling Tenant to purchase and obtain electric current directly from such company, and (iii) at Landlord's expense, furnish and install in or near the premises any necessary metering equipment used in connection with measuring Tenant's consumption of electric current and Tenant, at Tenant's expense, shall maintain and keep in repair such metering equipment. In the event that Landlord shall exercise such option, the Yearly Rent otherwise payable under this Lease shall be decreased by an amount equal to the product of: (i) the Base Electric Cost, multiplied by (ii) the Total Rentable Area of the premises.

    (d) Whether or not Landlord is furnishing electric current to Tenant, if Tenant shall require electric current for use in the premises in excess of such reasonable quantity to be furnished for such use as hereinabove provided and if
(i) in Landlord's reasonable judgment the Project's facilities are inadequate for such excess requirements or (ii) such excess use shall result in an additional burden on the Project's air conditioning system and additional cost to Landlord on account thereof then, as the case may be, (x) Landlord upon written request and at the sole cost and expense of Tenant, will furnish and install such additional wire, conduits, feeders, switchboards and appurtenances as reasonably may be required to supply such additional requirements of Tenant if current therefor be available to Landlord, provided that the same shall be permitted by applicable laws and insurance regulations and shall not cause damage to the Building, the Unit, or the Project or the premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building, the Unit, or the Project or (y) Tenant shall reimburse Landlord for such additional cost, as aforesaid.

    (e) Landlord, at Tenant's expense and upon Tenant's request, shall purchase and install all replacement lamps of types generally commercially available (including, but not limited to, incandescent and fluorescent) used in the premises. (See Exhibit 3 in respect of initial lamping.)

    (f) Landlord shall not in any way be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if the quantity, character, or supply of electrical energy is changed or is no longer available or suitable for Tenant's requirements.

    (g) Tenant agrees that it will not make any material alteration or material addition to the electrical equipment and/or appliances in the premises without the prior written consent of Landlord in each instance first obtained, which consent will not be unreasonably withheld, and will promptly advise Landlord of any other alteration or addition to such electrical equipment and/or appliances.

     8.2 WATER. Landlord shall furnish hot and cold water for ordinary premises cleaning, toilet, lavatory and drinking purposes. If Tenant requires, uses or consumes water for any purpose other than for the aforementioned purposes, Landlord may (i) assess a reasonable charge for the additional water so used or consumed by Tenant or (ii) install a water meter and thereby measure Tenant's water consumption for all purposes. In the latter event, Landlord shall pay the cost of the meter and the cost of installation thereof and shall keep said meter and installation equipment in good working order and repair. Tenant agrees to pay for water consumed, as shown on said meter, together with the sewer charge based on said meter charges, as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. All piping and other equipment and facilities for use of water outside the Building core will be installed and maintained by Landlord at Tenant's sole cost and expense.

   8.3 ELEVATORS, HEAT, CLEANING.

    (a) Landlord at its expense shall: (i) provide necessary elevator facilities (which may be manually or automatically operated, either or both as Landlord may from time to time elect) on Mondays through Fridays, excepting legal holidays, which holidays are set forth on Exhibit 7, attached hereto and made a part hereof from 8:00 a.m. to 6:00 p.m. and on Saturdays, excepting legal holidays, from 8:00 a.m. to 1:00 p.m. (called "business days") and have one elevator in operation available for Tenant's use, non-exclusively, together with others having business in the Building, at all other times; (ii) furnish heat (as may reasonably be required for the comfortable occupancy of the premises by Tenant) to the premises during the normal heating season on business days; and (iii) cause the office areas of the premises to be cleaned on business days (except on Saturdays) provided the same are kept in order by Tenant. Either Exhibit 4 (if annexed hereto) or, otherwise, the cleaning standards generally prevailing in first-class office buildings in the city or town where the Building is located, shall represent substantially the extent and scope of the cleaning by Landlord referred to in this Article 8.3.

    (b) The parties agree and acknowledge that, despite reasonable precautions in selecting cleaning and maintenance contractors and personnel, any property or equipment in the premises of a delicate, fragile or vulnerable nature may nevertheless be damaged in the course of cleaning and maintenance services being performed. Accordingly, Tenant shall take reasonable protective precautions with such property and equipment.


    8.4 AIR CONDITIONING. Landlord shall through the air conditioning equipment of the Project furnish to and distribute in the premises air conditioning as normal seasonal changes may require on business days during the hours as aforesaid in Article 8.3 when air conditioning may reasonably be required for the comfortable occupancy of the premises by Tenant. Tenant agrees to lower and close the blinds or drapes when necessary because of the sun's position, whenever the air conditioning system is in operation, and to cooperate fully with Landlord with regard to, and to abide by all the reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of the air conditioning system. The air conditioning system referred to in this Article
8.4 shall be capable of providing 76 degrees F dry bulb and 50% relative humidity with outside conditions of 88 degrees F dry bulb and 71 degrees F wet bulb. The foregoing design conditions shall be based upon an occupancy within each separately partitioned area in the premises of not more than one person per 100 square feet of Net Rentable Area and upon a combined lighting and standard electrical load not to exceed 3 1/2 watts per square foot of Net Rentable Area.

    8.5 ADDITIONAL HEAT, CLEANING AND AIR CONDITIONING SERVICES.

    (a) Landlord will use reasonable efforts upon reasonable advance written notice from Tenant of its requirements in that regard, to furnish additional heat, cleaning or air conditioning services to the premises on days and at times other than as above provided.

    (b) Tenant will pay to Landlord a reasonable charge (i) for any such additional heat, cleaning or air conditioning service required by Tenant, (ii) for any extra cleaning of the premises required because of the carelessness or indifference of Tenant or because of the nature of Tenant's business, and (iii) for any cleaning done at the request of Tenant of any portions of the premises which may be used for storage, shipping room or other non-office purposes. If the cost to Landlord for cleaning the premises shall be increased due to the installation in the premises, at Tenant's request, of any materials or finish other than those which are building standard, Tenant shall pay to Landlord an amount equal to such increase in cost.

    8.6 ADDITIONAL AIR CONDITIONING EQUIPMENT. In the event Tenant requires additional air conditioning for business machines, meeting rooms or other special purposes, or because of occupancy or excess electrical loads, any additional air conditioning units, chillers, condensers, compressors, ducts, piping and other equipment, such additional air conditioning equipment will be installed and maintained by Landlord at Tenant's sole cost and expense, but only if, Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld and if the same will not cause damage or injury to the Project or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants; and Tenant shall reimburse Landlord in such an amount as will compensate it for the cost incurred by it in operating such additional air conditioning equipment.

    8.7 REPAIRS. Except as otherwise provided in Articles 18 and 20, and subject to Tenant's obligations in Article 14, Landlord shall keep and maintain the roof, exterior walls, structural floor slabs, columns, elevators, public stairways and corridors, lavatories, equipment (including, without limitation, sanitary, electrical, heating, air conditioning, or other systems) and other common facilities of the Project in good condition and repair.

    8.8 INTERRUPTION OR CURTAILMENT OF SERVICES. When necessary by reason of accident or emergency, or for repairs, alterations, replacements or improvements which in the reasonable judgment of Landlord are desirable or necessary to be made or of difficulty or inability in securing supplies or labor, or of strikes, or of any other cause beyond the reasonable control of Landlord, whether such other cause be similar or dissimilar to those hereinabove specifically mentioned until said cause has been removed, Landlord reserves the right to interrupt, curtail, stop or suspend (i) the furnishing of heating, elevator, air conditioning, and cleaning services and (ii) the operation of the plumbing and electric systems. Landlord shall exercise reasonable diligence to eliminate the cause of any such interruption, curtailment, stoppage or suspension, but there shall be no diminution or abatement of rent or other compensation due from Tenant to Landlord hereunder, nor shall this Lease be affected or any of the Tenant's obligations hereunder reduced, and the Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage, or suspension of services or systems.

             A. Notwithstanding anything to the contrary in this Lease contained, if the premises shall lack any service which Landlord is required to provide hereunder (thereby rendering the premises or a portion thereof untenantable) for a period of fourteen (14) consecutive days, the untenantability of which substantially adversely affects the continued operation in the ordinary course of Tenant's business, then, provided that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant's agents, employees or contractors, or causes beyond Landlord's reasonable control, Yearly Rent and Operating Expense Excess shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected.

               B. Notwithstanding anything to the contrary in this Lease contained, if the premises shall lack any service which Landlord is required to provide hereunder (thereby rendering the premises or a portion thereof untenantable) for a period of thirty (30) consecutive days, the untenantability of which substantially adversely affects the continued operation in the ordinary course of Tenant's business, then, provided that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant, or Tenant's agents, employees or contractors, Yearly Rent and Operating Expenses Excess shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected.

    8.9  ENERGY CONSERVATION.  Notwithstanding anything to the contrary in this
Article 8 or in this Lease contained, Landlord may institute, and Tenant shall comply with, such policies, programs and measures as may be necessary, required, or expedient for the conservation and/or preservation of energy or energy services, or as may be necessary or required to comply with applicable codes, rules, regulations or standards.

    8.10 MISCELLANEOUS. Other than air conditioning, all services provided by Landlord to Tenant are based upon an assumed maximum premises population of one person per two hundred (200) square feet of Total Rentable Area, which limit Tenant shall in no event exceed.

    8.11 PERFORMANCE OF LANDLORD'S OBLIGATIONS. Wherever in this Article 8 or in Articles 18, 19, and 20 Landlord has an affirmative obligation or a right to take discretionary action in connection with the performance of services, maintenance, repairs, or insurance, Landlord shall either perform such obligation or such obligation or discretionary action may be performed by the responsible party.

9. ESCALATION

    9.1 DEFINITIONS. As used in this Article 9, the words and terms which follow mean and include the following:

    (a) "Operating Year" shall mean a calendar year in which occurs any part of the term of this Lease.

    (b) "Operating Costs in the Base Year" shall be the amount as stated in
Exhibit 1.

    (c) "Tenant's Proportionate Share" shall be the figure as stated in
Exhibit 1.

    (d) "Operating Costs" shall mean all costs incurred and expenditures of whatever nature made by Landlord or an Underlying Party, as defined in Paragraph (a) of Article 23 of this Lease, in the operation and management, for repair and replacements, cleaning and maintenance of the Unit and the grounds of the Project, including, without limitation, vehicular and pedestrian passageways included within the common areas of the Condominium, related equipment, facilities and appurtenances, elevators, cooling and heating equipment (not including, however, mortgage charges, brokerage commissions, salaries of executives and owners not directly employed in the management/operation of the Unit, the cost of work done by Landlord or an Underlying Party for a particular tenant for which Landlord has the right to be reimbursed by such tenant, and such portion of expenditures as are not properly chargeable against income), provided, however, that (i) if, during the term of this Lease, Landlord or an Underlying Party shall replace any capital items or make any capital expenditures (collectively called "capital expenditures") the total amount of which is not properly includible in Operating Costs for the Operating Year in which they were made, there shall nevertheless be included in such Operating Costs and in Operating Costs for each succeeding Operating Year the amount, if any, by which the annual charge-off (determined as hereinafter provided) of such capital expenditure (less insurance proceeds, if any, collected by Landlord or such Underlying
Party by reason of damage to, or destruction of the capital item being replaced) exceeds the annual charge-off of the capital expenditure for the item being replaced; and (ii) if a new capital item is acquired which does not replace another capital item which was worn out, has become obsolete, etc., then there shall be included in Operating Costs for each Operating Year in which and after such capital expenditure is made the annual charge-off of such capital expenditure. (Annual charge-off shall be determined by (i) dividing the original cost of the capital expenditure by the number of years of useful life thereof [The useful life shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item.]; and (ii) adding to such quotient an interest factor computed on the unamortized balance of such capital expenditure at an annual rate of either one percentage point over the AA Bond rate [Standard & Poor's corporate composite or, if unavailable, its equivalent] as reported in the financial press at the time the capital expenditure is made or, if the capital item is acquired through third-party financing, then the actual [including fluctuating] rate paid by Landlord in financing the acquisition of such capital item.) Provided, further, that if Landlord reasonably concludes on the basis of engineering estimates that a particular capital expenditure will effect savings in Unit operating expenses including, without limitation, energy-related costs, and that such annual projected savings will exceed the annual charge-off of capital expenditure computed as aforesaid, then and in such events, the annual charge-off shall be determined by dividing the amount of such capital expenditure by the number of years over which the projected amount of such savings shall fully amortize the cost of such capital item or the amount of such capital expenditure; and by adding the interest factor, as aforesaid.

Operating Costs shall include, but not be limited to, the following:

    REAL ESTATE TAXES: The product of: (i) a fraction, the numerator of which is the Total Rentable Area of the Unit, excluding the portions of the Unit designated by Landlord for retail use, and the denominator of which is the Total Rentable Area of the Unit, multiplied by (ii) the Real Estate Taxes and other taxes, levies and assessments imposed upon the Unit and upon any personal property of Landlord used in the operation thereof, or Landlord's interest in the Unit or such personal property; charges, fees and assessments for transit, housing, police, fire or other governmental services or purported benefits to the Unit; service or user payments in lieu of taxes; and any and all other taxes, levies, betterments, assessments and charges arising from the ownership, leasing, operating, use or occupancy of the Unit or based upon rentals derived therefrom, which are or shall be imposed by National, State, Municipal or other authorities. As of the Execution Date, Real Estate Taxes shall not include any franchise, rental, income or profit tax, capital levy or excise, provided, however, that any of the same and any other tax, excise, fee, levy, charge or assessment, however described, that may in the future be levied or assessed as a substitute for or an addition to, in whole or in part, any tax, levy or assessment which would otherwise constitute Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the Execution Date of this Lease, shall constitute Real Estate Taxes, but only to the extent calculated as if the Landlord's interest in the Unit is the only real estate owned by Landlord. Real Estate Taxes shall also include expenses of tax abatement or other proceedings contesting assessments or levies. Until the fiscal/tax year in which the Unit is assessed as a separate tax parcel by the City of Boston, the real estate taxes allocable to the Unit shall be determined for any fiscal/tax year as the product of forty-seven (47%) percent of the assessed value of the Project, multiplied by the tax rate applicable to commercial property in the City of Boston in respect of such fiscal/tax year.

    Equitable credit against Real Estate Taxes shall be given for any refund obtained by reason of a reduction in any Real Estate Taxes by the Assessors or the administrative, judicial or other governmental agency responsible therefor. The original computations, as well as reimbursement or payments of additional charges, if any, or allowances, if any, under the provisions of Article 9.2 shall be based on the original assessed valuations with adjustments to be made at a later date when the tax refund, if any, shall be paid to Landlord by the taxing authorities. Expenditures for legal fees and for other similar or dissimilar expenses incurred in obtaining the tax refund may be charged against the tax refund before the adjustments are made for an Operating Year.

TAXES (OTHER THAN REAL ESTATE TAXES): Sales, Federal Social Security, Unemployment and Old Age Taxes and contributions and State Unemployment taxes and contributions accruing to and paid by the Landlord on account of all employees of Landlord who are employed in, about or on account of the Unit, except that taxes levied upon the net income of the Landlord and taxes withheld from employees, and "Taxes" as defined in Article 9.1 (d) shall not be included herein, provided however, that with respect to any employee who performs services for buildings other than the Building, the wages, costs, and taxes payable or allocable to such employee shall be equitably apportioned among the buildings to which such employee renders services based upon the time which such employee spent performing services for each such building.

WATER:   All charges and rates connected with water supplied to the Unit and related sewer use charges.

HEAT:    All charges connected with heat supplied to the Unit.

WAGES:   Wages and cost of all employee benefits of all employees of the
Landlord who are employed in, about or on account of the Unit, provided however, that with respect to any employee who performs services for buildings other than the Building, the wages, costs, and taxes payable or allocable to such employee shall be equitably apportioned among the buildings to which such employee renders services based upon the time which such employee spent performing services for each such building.

CLEANING:     The cost of labor and material for cleaning the Unit, including the interior of windows.

ELEVATOR MAINTENANCE: All expenses for or on account of the upkeep and maintenance of all elevators in the Unit.

ELECTRICITY: The cost of all electric current for the operation of any machine, appliance or device used for the operation of the premises and the Unit, including the cost of electric current for the elevators, lights, air conditioning and heating, but not including electric current which is paid for directly to the utility by the user/tenant in the Unit. (If and so long as Tenant is billed directly by the electric utility for its own consumption as determined by its separate meter, then Operating Costs shall include only Unit and public area electric current consumption and not any demised premises electric current consumption. Wherever separate metering is unlawful, prohibited by utility company regulation or tariff or is otherwise impracticable, relevant consumption figures for the purposes of this Article 9 shall be determined by fair and reasonable allocations and engineering estimates made by Landlord. Furthermore, if and to the extent that the Operating-Costs-in-the-Base-Year figure shall include any component representing the cost to the Landlord of electric current supplied to any tenant's premises under so-called "rent-inclusion" lease arrangements, then if such cost is eliminated from Operating Costs in an Operating Year in accordance with the foregoing provisions, the figure for Operating Costs in the Base Year for the purposes of this Article 9 shall likewise be reduced by the amount of such cost component.)

INSURANCE, ETC.: Fire, casualty, liability and such other insurance as may from time to time be required by lending institutions on first-class office buildings in the City or Town wherein the Project is located, excluding, however those insurance coverages which are included in Common Area Charges, as hereinafter set forth, and all other expenses customarily incurred in connection with the operation and maintenance of first-class office buildings in the City or Town wherein the Project is located.

COMMON AREA CHARGES: Whereas the Unit is part of the Condominium, Operating Costs shall include any common area and any other charges which Landlord is required to pay to The Board of Managers of the Condominium ("Common Area Charges"). Common Area Charges include, without limitation, the following costs: all charges and rates connected with water supplied to the Unit and related sewer use charges; all charges connected with air conditioning supplied to the Unit, the cost of labor and material for cleaning the grounds and paved areas of the Project and the ex-terior of windows; fire, casualty, liability, and such other insurance as may be required under the Underlying Instruments, as defined in Paragraph (a) of
Article 23. Capital expenditures which are included in Common Area Charges shall be included in Operating Costs, subject to the following: (i) if such capital expenditure is allocable solely to the Unit, then only the annual charge-off in respect of such capital expenditure shall be included in any Operating Year, as set forth above; (ii) if such capital expenditure is borne by more than one unit owner in the Project, then, unless the capital expenditure is being amortized by the Underlying Party, only the annual charge-off in respect of such capital expenditure shall be included in any Operating Year, as set forth above; and (iii) capital expenditures, amortized by an Underlying Party, are includible in Operating Costs in the Operating Year in which they are included in Common Area Charges. Notwithstanding the foregoing, Operating Costs shall not include the following Common Area
Charges: the costs of operating and maintaining the maritime facilities of the Project (as provided in Section l(a)(5) of Article VI of the By-Laws of the Condominium), the costs of operating and maintaining the parking garage within the Project (as provided in Section l(a)(2) of Article VI of the By-Laws of the Condominium), and Development Impact Project Exactions assessed by the City of Boston (as provided in Section l(b) of Article VI of the By-Laws of the Condominium). Notwithstanding anything to the contrary herein contained, the cost of a new (in distinction to one which replaces another capital item which was worn out, has become obsolete etc.) capital item (and the annual charge-off with respect thereto) shall be excluded from Operating Costs if such new capital item is neither (i) required by applicable law or regulation; nor (ii) reasonably projected to reduce the cost of operating the Building, e.g. energy-conservation measures. Operating Costs shall not include repair or replacement of any defects in the initial construction of the Project.

REDUCTIONS IN OPERATING COSTS ON ACCOUNT OF RETAIL AREAS OF THE UNIT: Operating Costs for any Operating Year shall be reduced by: (i) the product of: (x) a fraction, the numerator of which is the Total Rentable Area of the portion of the Unit designated by Landlord for retail use, and the denominator of which is the Total Rentable Area of the Unit, multiplied by (y) those Common Area Charges payable by Landlord in such Operating Year, and (ii) the cost of any services not included in Common Area Charges rendered by Landlord to such retail areas of the Unit.

    9.2 OPERATING EXPENSE EXCESS. If the Operating Costs in any Operating Year exceed the Operating Costs in the Base Year, as set forth in Exhibit 1, Tenant shall pay to Landlord Tenant's Proportionate Share of such excess, such amount being hereinafter referred to as "OPERATING EXPENSE EXCESS." Operating Expense Excess shall be due when billed by Landlord. In implementation and not in limitation of the foregoing, Tenant shall remit to Landlord pro rata monthly installments on account of projected Operating Expense Excess, calculated by Landlord on the basis of the most recent Operating Costs data or budget available. If the total of such monthly remittances on account of any Operating Year is greater than the actual Operating Expense Excess for such Operating Year, Tenant may credit the difference against the next installment of rent or other charges due to Landlord hereunder. If the total of such remittances is less than actual Operating Expense Excess for such Operating Year, Tenant shall pay the difference to Landlord when billed therefor. Landlord will furnish to Tenant, at the end of each year, a statement prepared by Landlord's Chief Financial Officer, setting forth in detail the basis for the computation of any increase in Tax or Operating Costs for each year.

    Tenant shall have the right to examine and photocopy (at Tenant's cost and expense) all documentation and calculations prepared in the determination of Operating Expense Excess. Such documentation and calculation shall be made available to Tenant at the offices where Landlord keep such records during normal business hours within a reasonable time after Landlord receives a written request from Tenant to make such examination. Tenant shall have the right to make such examination no more than once in respect of any period in which Landlord has given Tenant a statement of actual Operating Costs for such period. Any request for examination in respect of any Operating Year may be made no more than one hundred twenty (120) days after Landlord advises Tenant of the actual amount of Operating Costs in respect of such period.

    9.3 PART YEARS. If the Term Commencement Date or the Termination Date occurs in the middle of an Operating Year, Tenant shall be liable for only that portion of the Operating Expense Excess, in respect of such Operating Year, represented by a fraction the numerator of which is the number of days of the herein term which falls within the Operating Year and the denominator Of which is three hundred sixty-five (365).

    9.4 DISPUTES, ETC. Any disputes arising under this Article 9 may, at the election of either party, be submitted to arbitration as hereinafter provided. Any obligations under this Article 9 which shall not have been paid at the expiration or sooner termination of the term of this Lease shall survive such expiration and shall be paid when and as the amount of same shall be determined to be due.

10. CHANGES OR ALTERATIONS BY LANDLORD

    Landlord reserves the right, exercisable by itself, its nominee, or by any Underlying Party, at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Project (including the premises) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators, and stairways thereof, as it may deem necessary or desirable, and to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Unit or of the Project, provided, however, that there be no unreasonable obstruction of the right of access to, or unreasonable interference with the use of the premises by Tenant. Nothing contained in this Article 10 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority. Landlord reserves the right to adopt and at any time and from time to time to change the name or address of the Building and the Project. Neither this Lease nor any use by Tenant shall give Tenant any right or easement for the use of any door or any passage or any concourse connecting with any other building or to any public convenience, and the use of such doors, passages and concourses and of such conveniences may be regulated or discontinued at any time and from time to time by Landlord without notice to Tenant and without affecting the obligation of Tenant hereunder or incurring any liability to Tenant therefor, provided, however, that there be no unreasonable obstruction of presentable access to, or unreasonable interference with the use of the premises by Tenant.

    If at any time any windows of the premises are temporarily closed or darkened for any reason whatsoever including but not limited to, Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatements of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

11. FIXTURES, EQUIPMENT AND IMPROVEMENTS - REMOVAL BY TENANT

    All fixtures, equipment, improvements and appurtenances attached to or built into the premises prior to or during the term, whether by Landlord at its expense or at the expense of Tenant (either or both) or by Tenant shall be and remain part of the premises and shall not be removed by Tenant during or at the end of the term unless otherwise expressly provided in this Lease. All electric, plumbing, heating and sprinkling systems, fixtures and outlets vaults, paneling, molding, shelving, radiator enclosures, cork, rubber, linoleum and composition floors, ventilating, silencing, air conditioning and cooling equipment, shall be deemed to be included in such fixtures, equipment, improvements and appurtenances, whether or not attached to or built into the premises. Where not built into the premises, all removable electric fixtures, carpets, drinking or tap water facilities, furniture, or trade fixtures or business equipment shall not be deemed to be included in such fixtures, equipment, improvements and appurtenances and may be, and upon the request of Landlord will be, removed by Tenant upon the condition that such removal shall not materially damage the premises or the Building and that the cost of repairing any damage to the premises or the Building arising from installation or such removal shall be paid by Tenant.

12. ALTERATIONS AND IMPROVEMENTS BY TENANT

    Tenant shall make no alterations, decorations, installations, removals, additions or improvements in or to the premises without Landlord's prior written consent and then only those (i) which equal or exceed the specifications and quantities provided in Exhibit 3, and (ii) made by contractors or mechanics approved by Landlord Tenant shall have the right, without Landlord's prior written consent, during the term of the Lease, to make decorations in the premises, provided that if Tenant hires a contractor to perform such decorations, Tenant shall give Landlord reasonable advance notice prior to the performance of such work. No installations or work shall be undertaken or begun by Tenant until (i) Landlord has approved written plans and specifications and a time schedule therefor; (ii) Tenant has made provision for either written waivers of liens from all contractors, laborers and suppliers of materials for such installations or work, the filing of lien bonds on behalf of such contractors, laborers and suppliers, or other appropriate protective measures approved by Landlord; and (iii) Tenant has procured appropriate surety payment and performance bonds which shall name Landlord and the Additional Insured Parties (if any) listed on Exhibit 1 as additional obligees and has filed lien bond(s) (in jurisdictions where available) on behalf of such contractors, laborers and suppliers. No amendments or additions to such plans and specifications shall be made without the prior written consent of Landlord. Landlord's consent and approval required under this Article 12 shall not be unreasonably withheld. Any such work, alterations, decorations, installations, removals, additions and improvements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate. If Tenant shall make any alterations, decorations, installations, removals, additions or improvements then Landlord may elect to require the Tenant at the expiration or sooner termination of the term of this Lease to restore the premises to substantially the same condition as existed at the Term Commencement Date. Tenant shall pay, as an additional charge, the entire increase in real estate taxes on the Unit which shall, at any time prior to or after the Term Commencement Date, result from or be attributable to any alteration, addition or improvement to the premises made by or for the account of Tenant in excess of the specifications and quantities provided in Exhibit 3. Notwithstanding anything to the contrary herein contained:

              1. Tenant shall have the right, without obtaining Landlord's consent, to make interior nonstructural alterations, additions, or improvements, provided however that Tenant:

                  a. Shall give prior written notice to Landlord of such alterations, additions or improvements;

                  b. Tenant shall submit to Landlord plans for such alterations, additions, or improvements if Tenant utilizes plans for such alterations, additions or improvements; and

                  c. that such alterations, additions or improvements shall not materially, adversely affect any of the Building's systems.


13. TENANT'S CONTRACTORS - MECHANICS' AND OTHER LIENS - STANDARD OF TENANT'S PERFORMANCE - COMPLIANCE WITH LAWS

    Whenever Tenant shall make any alterations, decorations, installations, removals, additions or improvements in or to the premises - whether such work be done prior to or after the Term Commencement Date - Tenant will strictly observe the following covenants and agreements:

    (a) Tenant agrees that it will not, either directly or indirectly, use any contractors and/or materials if their use will create any difficulty, whether in the nature of a labor dispute or otherwise, with other contractors and/or labor engaged by Tenant or Landlord or others in the construction, maintenance and/or operation of the Project or any part thereof.

    (b) In no event shall any material or equipment be incorporated in or added to the premises, so as to become a fixture or otherwise a part of the Building, in connection with any such alteration, decoration, installation, addition or improvement which is subject to any lien, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any security interest or any form of title retention agreement. Any mechanic's lien filed against the premises or the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within ten (10) days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. if Tenant fails so to discharge any lien, Landlord may do so at Tenant's expense and Tenant shall reimburse Landlord for any expense or cost incurred by Landlord in so doing within fifteen (15) days after rendition of a bill therefor. Notwithstanding the foregoing, Tenant shall have the right to grant security interests and/or to lease its business equipment and personal property in the premises provided that such lessor or secured party agrees:

              1. That it will repair any damage to the Building or the premises caused by the installation or removal of any such equipment or personal property;

              2.  That it will give Landlord not less than five
                  (5) days advance written notice prior to making any entry into the premises; and

              3. That it will not hold any auction or foreclosure sale on the premises.

              4. That it will have the right to remove such equipment or property only during the term of this Lease.

    (c) All installations or work done by Tenant shall be at its own expense and shall at all times comply with (i) laws, rules, orders and regulations of governmental authorities having jurisdiction thereof; (ii) orders, rules and regulations of any Board of Fire Underwriters, or any other body here-after constituted exercising similar functions, and governing insurance rating bureaus; (iii) Rules and Regulations of Landlord; and (iv) plans and specifications prepared by and at the expense of Tenant theretofore submitted to and approved by Landlord.

    (d) Tenant shall procure all necessary permits before undertaking any work in the premises; do all of such work in a good and workmanlike manner, employing materials of good quality and complying with all governmental requirements; and defend, save harmless, exonerate and indemnify Landlord, and the Additional Insured Parties (if any) listed on Exhibit 1, from all injury, loss or damage to any person or property occasioned by or growing out of such work. Tenant shall cause contractors employed by Tenant to carry Worker's Compensation Insurance in accordance with statutory requirements, Automobile Liability Insurance, and Comprehensive General Liability Insurance, (which General Liability Insurance shall name Landlord and the Additional Insured Parties (if any) listed on Exhibit 1 as additional insured parties), covering such contractors on or about the premises in the amounts stated in Article 15 hereof or in such other reasonable amounts as Landlord shall require and to submit certificates evidencing such coverage to Landlord prior to the commencement of such work.

14. REPAIRS BY TENANT - FLOOR LOAD

    14.1 REPAIRS BY TENANT. Tenant shall keep all and singular the premises neat and clean (including periodic rug shampoo and waxing of tiled floors and cleaning of blinds and drapes) and in such repair, order and condition as the same are in on the Term Commencement Date or may be put in during the term hereof, reasonable use and wearing thereof and damage by fire or by other casualty excepted. Tenant shall make, as and when needed as a result of misuse by, or neglect or improper conduct of, Tenant or Tenant's servants, employees, agents, contractors, invitees, or licensees or otherwise, all repairs in and about the premises necessary to preserve them in such repair, order and condition, which repairs shall be in quality and class equal to the original work. Landlord may, upon reasonable advance notice to Tenant except that no notice shall be required in an emergency, elect, at the expense of Tenant, to make any such repairs or to repair any damage or injury to the Building or the premises caused by moving property of Tenant in or out of the Building, or by installation or removal of furniture or other property, or by misuse by, or neglect, or improper conduct of, Tenant or Tenant's servants, employees, agents, contractors, or licensees.

    14.2 FLOOR LOAD - HEAVY MACHINERY. Tenant shall not place a load upon any floor of the premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter, or fixtures into or out of the Building without Landlord's prior written consent. If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant and Tenant will defend, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving. Proper placement of all such business machines, etc., in the premises shall be Tenant's responsibility.

15. INSURANCE, INDEMNIFICATION, EXONERATION AND EXCULPATION

    15.1 GENERAL LIABILITY INSURANCE. Tenant shall procure, keep in force and pay for Comprehensive General Liability Insurance insuring Tenant on an occurrence basis against all claims and demands for personal injury liability (including, without limitation, bodily injury, sickness, disease, and death) or damage to property which may be claimed to have occurred from and after the time Tenant and/or its contractors enter the premises in accordance with Article 4 of this Lease, of not less than Two Million ($2,000,000) Dollars in the event of personal injury to any number of persons arising out of any one occurrence and not less than Five Hundred Thousand ($500,000.00) Dollars in the event of damage to property, arising out of any one occurrence from time to time thereafter shall be not less than such higher amounts, if procurable, as may be reasonably required by Landlord and are customarily carried by responsible office tenants in the City or Town wherein the Project is located.

    15.2 CERTIFICATES OF INSURANCE. Such insurance shall be effected with insurers approved by Landlord, authorized to do business in the State wherein the Project is situated under valid and enforceable policies wherein Tenant names Landlord and the Additional Insured Parties (if any) as are listed on
Exhibit 1 as additional insureds. Such insurance shall provide that it shall not be cancelled or modified without at least thirty (30) days' prior written notice to each insured named therein. On or before the time Tenant and/or its contractors enter the premises in accordance with Articles 4 and 14 of this Lease and thereafter not less than fifteen (15) days prior to the expiration date of each expiring policy, original copies of the policies provided for in Article 15.1 issued by the respective insurers, or certificates of such policies setting forth in full the provisions thereof and issued by such insurers together with evidence satisfactory to Landlord of the payment of all premiums for such policies, shall be delivered by Tenant to Landlord and certificates as aforesaid of such policies shall upon request of Landlord, be delivered by Tenant to the holder of any mortgage affecting the premises.

    15.3 GENERAL. Tenant will save Landlord and the Additional Insured Parties (if any) as are listed on Exhibit 1 harmless, and will exonerate, defend and indemnify Landlord and said Additional Insured Parties, from and against any and all claims, liabilities or penalties asserted by or on behalf of any person, firm, corporation or public authority arising from the Tenant's breach of the Lease or:

    (a) On account of or based upon any injury to person, or loss of or damage to property, sustained or occurring on the premises on account of or based upon the act, omission, fault, negligence or misconduct of any person whomsoever (other than Landlord, or Landlord's agents, employees, or contractors);

    (b) On account of or based upon any injury to person, or loss of or damage to property, sustained or occurring elsewhere (other than on the premises) in or about the Building, the Unit, or the Project (and, in particular, without limiting the generality of the foregoing, on or about the elevators, stairways, public corridors, sidewalks, concourses, arcades, malls, galleries, vehicular tunnels, approaches, areaways, roof, or other appurtenances and facilities used in connection with the Building, the Unit, or the Project, or premises) arising out of the use or occupancy of the Building, the Unit, or the Project, or premises by the Tenant, or by any person claiming by, through or under Tenant, or on account of or based upon the act, omission, fault, negligence or misconduct of Tenant, its agents, employees or contractors; and

    (c) On account of or based upon (including monies due on account of) any work or thing whatsoever done (other than by Landlord or its contractors, or agents or employees of either) on the premises during the term of this Lease and during the period of time, if any, prior to the Term Commencement Date that Tenant may have been given access to the premises.

    (d) Tenant's obligations under this Article 15.3 shall be insured either under the Comprehensive General Liability Insurance required under Article 15.1, above, or by a contractual insurance rider or other coverage; and certificates of insurance in respect thereof shall be provided by Tenant to Landlord upon request.

    15.4 PROPERTY OF TENANT. In addition to and not in limitation of the foregoing, Tenant covenants and agrees, that all merchandise, furniture, fixtures and property of every kind, nature and description related to or arising out of Tenant's leasehold estate hereunder; which may be in or upon the premises or Building, in the public corridors, or on the sidewalks, archways and approaches adja-cent thereto, shall be at the sole risk and hazard of Tenant, and that if the whole or any part thereof shall be damaged, destroyed, stolen or removed from any cause or reason whatsoever no part of said damage or loss shall be charged to, or borne by, Landlord.

   15.5 BURSTING OF PIPES, ETC. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, electrical or electronic emanations or disturbance, water, rain or snow or leaks from any part of the Building or from the pipes, appliances, equipment or plumbing works or from the roof, street or sub-surface or from any other place or caused by dampness, vandalism, malicious mischief or by any other cause of whatever nature, unless caused by or due to the negligence of Landlord, its agents, servants or employees, and then only after (i) notice to Landlord of the condition claimed to constitute negligence and (ii) the expiration of a reasonable time after such notice has been received by Landlord without Landlord having taken all reasonable and practicable means to cure or correct such condition; and pending such cure or correction by Landlord, Tenant shall take all reasonably prudent temporary measures and safeguards to prevent any injury, loss or damage to persons or property. In no event shall Landlord be liable for any loss, the risk of which is covered by Tenant's insurance or is required to be so covered by this Lease; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Project or caused by operations in construction of any private, public, or quasi-public work; nor shall Landlord be liable for any latent defect in the premises, the Building, the Unit, or in the Project.

   15.6 REPAIRS AND ALTERATIONS - NO DIMINUTION OF RENTAL VALUE. Except as otherwise provided in Article 18, there shall be no allowance to Tenant for diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to Tenant arising from any repairs, alterations, additions, replacements or improvements made by Landlord or any related work, Tenant or others in or to any portion of the Building or premises or any property adjoining the Building, or in or to fixtures, appurtenances, or equipment thereof, or for failure of Landlord or others to make any repairs, alterations, additions or improvements in or to any portion of the Building, of the Unit, of the Project, or of the premises, or in or to the fixtures, appurtenances or equipment thereof. Notwithstanding anything to the contrary herein contained, Landlord shall exercise reasonable diligence to minimize any disruption to the premises in making any repairs, alterations, additions, replacements or improvements to the premises.

              (A) Notwithstanding anything to the contrary in this Lease contained, if due to any such repairs, alterations, replacements or improvements made by Landlord or if due to Landlord's failure to make any repairs, alterations, or improvements required to be made by Landlord, any portion of the premises becomes untenantable for a period of fourteen
                  (14) consecutive business days, the untenantability of which would substantially adversely affect the continued operation in the ordinary course of Tenant's business, then, provided that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant's agents, employees or contractors or causes beyond Landlord's reasonable control, Yearly Rent and Operating Expense Excess shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected,

              (B) Notwithstanding anything to :he contrary in this Lease contained, if due to any such repairs, alterations, replacements, or improvements made by Landlord or if due to Landlord's failure to make any repairs, alterations, or improvements required to be made by Landlord, any portion of the premises becomes untenantable for a period of thirty
                  (30) consecutive days, the untenantability of which would substantially adversely affect the continued operation in the ordinary course of Tenant's business, then, provided that such untenantability and Landlord's inability to cure such condition is not caused by the fault or neglect of Tenant or Tenant's agents, employees or contractors, the Yearly Rent and Operating Expense Excess shall thereafter be abated in proportion to such untenantability until the day such condition is completely corrected.


16. ASSIGNMENT, MORTGAGING AND SUBLETTING

  Tenant covenants and agrees that neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, voluntarily, by operation of law or otherwise, and that neither the premises, nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied, or permitted to be used or occupied, or utilized for desk space or for mailing privileges, by anyone other than Tenant, or for any use or purpose other than as stated in Exhibit 1 or be sublet, or offered or advertised for subletting.

         A. Notwithstanding anything to the contrary herein contained, Tenant shall have the right, without obtaining Landlord's consent, to assign its interest in this Lease and to sublease the premises, or any portion thereof, to an Affiliated Entity, as hereinafter defined, so long as such entity remains in such relationship to Tenant, and provided that prior to or simultaneously with such assignment or sublease, such Affiliated Entity executes and delivers to Landlord an Assumption Agreement, as hereinafter defined. For the purposes hereof, an "Affiliated Entity" shall be defined as any entity which is controlled by, is under common control with, or which controls Tenant. For the purposes hereof, control shall mean the direct or indirect ownership of more than fifty (50%) percent of the beneficial interest of the entity in question.

         B. Provided that Tenant shall first have notified Landlord in writing of a proposed assignment of Tenant's interest in this Lease or of the term of a proposed sublease and offered in respect of the portion (or the entirety, as the case may be) of the premises affected by such proposed sublease or assignment, either to terminate the Lease in respect of such portion (or the entirety, as the case may be) of the premises (in the case of a proposed assignment or a subletting for the remainder of the term of the Lease) or to suspend the Lease PRO TANTO (i.e. the term of the Lease in respect of the sublet area shall be terminated during such time period and Tenant's rental obligations shall be reduced in proportion to the areas in respect of which the term of the Lease is suspended) for the period involved in the proposed subletting, and Landlord shall not, within sixty (60) days of receipt of such offer have accepted the same, Landlord agrees to not unreasonably withhold its consent to a subletting of the premises (or such portion thereof) or to an assignment of Tenant's interest in this Lease, as the case may be, by Tenant to a person, firm or corporation which, in Landlord's reasonable opinion, is (i) financially responsible and of good reputation, and (ii) is engaged in a business, the functional aspects of which, with respect to the premises, are substantially similar to the use of other premises made by other office space tenants in the Building, and (iii) is not then a tenant or subtenant in the Unit (or a related or controlled entity of such tenant or subtenant). Notwithstanding anything to the contrary in the foregoing contained:

             1. If Tenant is in default of its obligations under the Lease at the time that it makes the aforesaid offer to Landlord, such default shall be deemed to be a "reasonable" reason for Landlord withholding its consent to any proposed subletting or assignment; and

             2. If Tenant does not enter into a sublease with a subtenant (or an assignment to an assignee, as the case may be) approved by Landlord, as aforesaid, on or before the date which is one hundred (100) days after the earlier of: (x) the expiration of said sixty (60) day period, or (y) the date that Landlord notifies Tenant that Landlord will not accept Tenant's offer to terminate or suspend the Lease, then Landlord shall have the right arbitrarily to withhold its consent to any subletting or assignment proposed to be entered into by Tenant after the expiration of said one hundred (100) day period unless Tenant again offers, in accordance with this Paragraph A, either to terminate or to suspend the Lease in respect of the portion of the premises proposed to be sublet (or in respect of the entirety of the premises in the event of a proposed assignment, as the case may be). If Tenant shall make any subsequent offers to terminate or suspend the Lease pursuant to this Paragraph A any such subsequent offers shall be treated in all respects as if it is Tenant's first offer to suspend or terminate the Lease pursuant to this Paragraph A provided that the period of time Landlord shall have in which to accept or reject such subsequent offer shall be thirty (30) days.

         C. Notwithstanding anything to the contrary herein contained, Tenant shall have no rights, under Paragraph B of this Article 16-18* prior to the date one (1) year after the Term Commencement Date. Without limiting the foregoing, Tenant shall have no right to give Landlord a written notice offering to terminate or suspend the term of the Lease pursuant to this Article 16-18* prior to the date one (1) year after the Term Commencement Date,

             Notwithstanding the provisions of Paragraphs B and C of this
             Article 16-18*, Tenant shall have the right to enter into subleases of the Permitted Sublet Area, as hereinafter defined, to Permitted Subtenants, as hereinafter defined, without offering to terminate or suspend the term of the Lease in respect of the Permitted Sublet Area.

         E.  For the purposes hereof:

             1. "Permitted Sublet Area" shall be defined as portions of the premises containing not more than 2,400 square feet of Total Rentable Area in total.

             2. "Permitted Subtenant" shall be defined as Stuka Associates, or any entity with a close business relationship to Tenant, which relationship is substantially enhanced by the physical proximity to Tenant and which satisfies the criteria set forth in clauses (i), (ii) and (iii) of Paragraph B of this
                 Article 16-18*.

         F. No subletting or assignment shall relieve Tenant of its primary obligation as party-Tenant hereunder.

Notwithstanding the foregoing, it is hereby expressly understood and agreed, however, if Tenant is a corporation, that the assignment or transfer of this Lease, and the term and estate hereby granted, to any corporation into which Tenant is merged or with which Tenant is consolidated which corporation shall have a net worth at least equal to that of Tenant immediately prior to such merger or consolidation (such corporation being hereinafter called "Assignee"), shall not be deemed to be prohibited hereby if, and upon the express condition that Assignee and Tenant shall promptly execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby Assignee shall agree to be independently bound by and upon all the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed, and whereby Assignee shall expressly agree that the provisions of this Article 16 shall, notwithstanding such assignment or transfer, continue to be binding upon it with respect to all future assignments and transfers.

   If Tenant is an individual who uses and/or occupies the premises with partners, or if Tenant is a partnership, then:

    (i) Each present and future partner shall be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be performed; and

    (ii) In confirmation of the foregoing, Landlord may (but without being required to do so) request (and Tenant shall duly comply) that Tenant, at the time that Tenant admits any new partner to its partnership, shall require each such new partner to execute an agreement in form and substance satisfactory to Landlord whereby such new partner shall agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed, without regard to the time when such new partner is admitted to partnership or when any obligations under any such covenants, etc., accrue.

   The listing of any name other than that of Tenant, whether on the doors of the premises or on the Building directory, or otherwise, shall not operate to vest in any such other person, firm or corporation any right or interest in this Lease or in the premises or be deemed to effect or evidence any consent of Landlord, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant. Notwithstanding the foregoing, Tenant shall have the right, during the term of the Lease, to use up to Tenant's Proportionate Share of the Building directory to list Tenant's name and the names of Tenant's employees. The initial listing of Tenant's name and the names of Tenant's employees shall be at Landlord's cost and expense. Any changes, replacements or additions by Tenant to such directory shall be at Tenant's sole cost and expense.

   If this Lease be assigned, or if the premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, at any time and from time to time, collect rent and other charges from the assignee, subtenant or occupant, and apply the net amount collected to the rent and other charges herein reserved, then due and hereafter becoming due, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Any consent by Landlord to a particular assignment or subletting shall not in any way diminish the prohibition stated in the first sentence of this Article 16 or the continuing liability of the Tenant named on Exhibit 1 as the party Tenant under this Lease. No assignment or subletting or use of the premises by an affiliate of Tenant shall affect the purpose for which the premises may be used as stated in Exhibit 1.

17. MISCELLANEOUS COVENANTS

    Tenant covenants and agrees as follows:

    17.1 RULES AND REGULATIONS. Tenant will faithfully observe and comply with the Rules and Regulations, if any, annexed hereto and such other and further reasonable Rules and Regulations as Landlord hereafter at any time or from time to time may make and may communicate in writing to Tenant, which in the reasonable judgment of Landlord shall be necessary for the reputation, safety, care or appearance of the Building or the Project, or the preservation of good order therein, or the operation or maintenance of the Building or the Project, or the equipment thereof, or the comfort of tenants or others in the Building or the Project, provided, however, that in the case of any conflict between the provisions of this Lease and any such regulations, the provisions of this Lease shall control, and provided further that nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, contractors, visitors, invitees or licensees. Notwithstanding anything to the contrary in this Lease contained, Landlord agrees that it will not enforce said rules and regulations against Tenant in a discriminatory or arbitrary manner.

    17.2 ACCESS TO PREMISES - SHORING. Tenant shall: (i) permit Landlord and any Underlying Party to erect, use and maintain pipes, ducts and conduits in and through the premises, provided the same do not materially reduce the Boor area or materially adversely affect the appearance thereof; (ii) upon prior oral notice (except that no notice shall be required in emergency situations), permit Landlord and any Underlying Party, and its representatives, to have free and unrestricted access to and to enter upon the premises at all reasonable hours for the purposes of inspection or of making repairs, replacements or improvements in or to the premises or the Project or equipment (including, without limitation, sanitary, electrical, heating, air conditioning or other systems) or of complying with all laws, orders and requirements of governmental or other authority or of exercising any right reserved to Landlord by this Lease (including the right during the progress of any such repairs, replacements or improvements or while performing work and furnishing materials in connection with compliance with any such laws, orders or requirements to take upon or through, or to keep and store within, the premises all necessary materials, tools and equipment); and
(iii) permit Landlord, at reasonable times, to show the premises during ordinary business hours to any existing or prospective Underlying Party, space lessee, or purchaser of the Unit or any portion of the Project other than individual dwelling units, or of the interest of Landlord therein, and during the period of 12 months next preceding the Termination Date to any person contemplating the leasing of the premises or any part thereof. If during the last month of the term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may, upon prior
notice, except that no notice shall be required in                 an
emergency threatening life or property, immediately enter and alter, renovate and redecorate the premises, without elimination or abatement of rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this Lease. If Tenant shall not be personally present to open and permit an entry into the premises at any time when for any reason an entry therein shall be necessary or permissible, Landlord, Landlord's agents, or any Underlying Party may enter the same by a master key, or may, in any manner permitted by law, enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Landlord shall exercise its rights of access to the premises permitted under any of the terms and provisions of this Lease in such manner as to minimize to the extent practicable interference with Tenant's use and occupation of the premises. If an excavation shall be made upon land adjacent to the premises or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the premises for the purpose of doing such work as said person shall deem necessary to preserve the Building and the Project from injury or damage and to support the same by proper foundations without any claims for damages or indemnity against Landlord, or diminution or abatement of rent.

   17.3   DEFECTIVE CONDITIONS.

    (a) ACCIDENTS TO SANITARY AND OTHER SYSTEMS. Tenant shall give to Landlord prompt notice of any fire or accident in the premises or in the Building and of any damage to, or defective condition in, any part or appurtenance of the Building including, without limitation, sanitary, electrical, heating and air conditioning or other systems located in, or passing through, the premises. Except as otherwise provided in Articles 18 and 20, and subject to Tenant's obligations in Article 14, such damage or defective condition shall be remedied by Landlord with reasonable diligence, but if such damage or defective condition was caused by Tenant or by the employees, licensees, contractors or invitees of Tenant, the cost to remedy the same shall be paid by Tenant.

    (b) CONSTRUCTIVE EVICTION; NOTICE TO UNDERLYING PARTIES. Tenant shall not be entitled to claim any eviction from the premises or any damages arising from any such damage or defect unless the same (i) shall have been occasioned by the negligence of the Landlord, its agents, servants or employees and (ii) shall not, after notice to Landlord of tile condition claimed to constitute negli-gence, have been cured or corrected within a reasonable time after such notice has been received by Landlord; and in case of a claim of eviction unless such damage or defective condition shall have rendered the premises untenantable and they shall not have been made tenantable by Landlord within a reasonable time. In the event of any failure by Landlord to perform, fulfill or observe any agreement by Landlord herein, in no event will the Landlord be deemed to be in default under this Lease until Tenant shall have given written notice of such failure to any Underlying Party of which Tenant shall have been advised in writing and until a reasonable period of time shall have elapsed following the giving of such notice, during which such Underlying Party shall have the right, but shall not be obligated, to remedy such failure.

   17.4 SIGNS, BLINDS AND DRAPES. Tenant shall put no signs in any part of the Building. No signs or blinds may be put on or in any window or elsewhere if visible from the exterior of the Building, nor may the building standard drapes or blinds be removed by Tenant. Tenant may hang its own drapes, provided that they shall not in any way interfere with the building standard drapery or blinds or be visible from the exterior of the Building and that such drapes are so hung and installed that when drawn, the building standard drapery or blinds are automatically also drawn. Any signs or lettering in the public corridors or on the doors shall conform to Landlord's building standard design. Neither Landlord's name, nor the name of the Building or the Project, or the name of any other structure erected therein shall be used without Landlord's consent in any advertising material (except on business stationery or as an address in advertising matter), nor shall any such name, as aforesaid, be used in any undignified, confusing, detrimental or misleading manner.

   17.5 ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time upon not less than ten (10) days' prior notice by Landlord to Tenant, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Yearly Rent and other charges have been paid in advance, if any, stating whether or not Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default and such other fact's as Landlord may reasonably request, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Project or of the Unit or of any interest of Landlord therein, any mortgagee or prospective mortgagee thereof, any lessor or prospective lessor thereof, any lessee or prospective lessee thereof, or any prospective assignee of any mortgage thereof. Time is of the essence in respect of any such requested certificate, Tenant hereby acknowledging the importance of such certificates in mortgage financing arrangements, prospective sale and the like. Tenant hereby appoints Landlord Tenant's attorney-in-fact in its name and behalf to execute such statement as follows:

               1. Landlord shall have given Tenant a written request ("First Request ) therefor stating that if Tenant does not timely execute and deliver such instrument, Landlord may act as Tenant's attorney-in-fact in accordance with this Article 17.5-21*;

               2. Tenant shall fail to execute and deliver such instrument within thirty (30) days of the First Request;

               3. Landlord shall, after the expiration of such thirty (30) day period, have given Tenant another request ("Second Request") therefor, stating that Tenant has failed timely to respond to Landlord's First Request for such instrument and that if Tenant does not execute and deliver such instrument within fifteen (15) days of the Second Request, Landlord may act as Tenant's attorney-in-fact in accordance with this Article 17.5-21*;

               4. Tenant shall fail to execute and deliver such instrument within fifteen (15) days of the Second Request.

   17.6 PROHIBITED MATERIALS AND PROPERTY. Tenant shall not bring or permit to be brought or kept in or on the premises or elsewhere in the Building (i) any inflammable, combustible or explosive fluid, material, chemical or substance (except for standard office supplies stored in proper containers), or (ii) any unique, unusually valuable, rare or exotic property, work of art or the like unless tile same is fully insured under all-risk coverage. Nor shall Tenant cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to emanate from or permeate the premises.

   17.7 REQUIREMENTS OF LAW - FINES AND PENALTIES. Tenant at its sole expense shall comply with all laws, rules, orders and regulations, including, without limitation, all energy-related requirements, of Federal, State, County and Municipal Authorities and with any direction of any public officer or officers, pursuant to lab; which shall impose any duty upon Landlord or Tenant with respect to or arising out of Tenant's particular use or occupancy of the premises. Tenant shall reimburse and compensate Landlord for all expenditures made by, or damages or fines sustained or incurred by, Landlord due to nonperformance or noncompliance with or breach or failure to observe any item, covenant, or condition of this Lease upon Tenant's part to be kept, observed, performed or complied with. Landlord shall comply with any laws, rules, orders, and regulations and with any directive of any public office or offices relating to the maintenance or operation of the Building as an office building or relating to the maintenance or operation of the premises as office premises. In the event that Landlord is required to make any expenditure by reason of the fact that the Unit or the premises, as initially constructed, were not in such compliance, Landlord shall effect such compliance at its own cost and expense and the costs so incurred by Landlord shall not be included in Operating Costs. Otherwise, the costs so incurred by Landlord shall be included in Operating Costs in accordance with the provisions of Article 9. If Tenant receives notice of any violation of law, ordinance, order or regulation applicable to the premises, it shall give prompt notice thereof to Landlord.

   17.8 TENANT'S ACTS - EFFECT ON INSURANCE. Tenant shall not knowingly do or permit to be done any act or thing upon the premises or elsewhere in the Building, the Unit or the Project which will invalidate or be in conflict with any insurance policies covering the Building, the Unit or the Project and the fixtures and property therein; and shall not do, or permit to be done, any act or thing upon the premises which shall subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said premises or for any other reason. Tenant at its own expense shall comply with all rules, orders, regulations and requirements of the Board of Fire Underwriters, or any other similar body having jurisdiction, and shall not
(i) do, or permit anything to be done, in or upon the premises, or bring or keep anything therein, except as now or hereafter permitted by the Fire Department, Board of Underwriters, Fire Insurance Rating Organization, or other authority having jurisdiction, and then only in such quantity and manner of storage as will not increase the rate for any insurance applicable to the Building, the Unit, or the Project, or (ii) use the premises in a manner which shall increase such insurance rates on the Building, the Unit, or the Project or on property located therein, over that applicable when Tenant first took occupancy of the premises hereunder. If by reason of the failure of Tenant to comply with the provisions hereof the insurance rate applicable to any policy of insurance shall at any time thereafter be higher than it otherwise would be, the Tenant shall reimburse Landlord for that part of any insurance premiums thereafter paid by Landlord, which shall have been charged because of such failure by Tenant.

   17.9 MISCELLANEOUS. Tenant shall not suffer or permit the premises or any fixtures, equipment or utilities therein or serving the same, to be overloaded, damaged or defaced, nor permit any hole to be drilled or made in any part thereof. Tenant shall not suffer or permit any employee, contractor, business invitee or visitor to violate any covenant, agreement or obligation of the Tenant under this Lease.

18. DAMAGE BY FIRE, ETC.,

   During the entire term of this Lease, and adjusting insurance coverages to reflect current values from time to time: - (i) Landlord shall keep the Building (excluding work, installations, improvements and betterments in the premises which exceed the specifications provided in Exhibit 3, [called "Over-Building-Standard Property"] and any other property installed by or at the expense of Tenant) insured against loss or damage caused by any peril covered under fire, extended coverage and all risk insurance in an amount equal to at least eighty percent (80%) of the, full insurable value thereof above foundation walls; and (ii) Tenant shall keep its personal property in and about the premises and the Over-Building-Standard Property insured against loss or damage caused by any peril covered under fire, extended coverage and all risk insurance in an amount equal to at least eighty percent (80%) of the full insurable value thereof. Such Tenant's insurance shall insure the interests of Landlord, the Additional Insured Parties (if any) listed on Exhibit 1, and Tenant as their respective interests may ap-pear from time to time and shall name Landlord and the Additional Insured Parties (if any) listed on Exhibit 1, as additional insured parties; and the proceeds thereof shall be used only for the replacement or restoration of such personal property and the Over-Building-Standard Property.

   If any portion of the premises required to be insured by Landlord under the preceding paragraph shall be damaged by fire or other insured casualty, Landlord shall proceed with diligence, subject to the then applicable statutes, building codes, zoning ordinances, and regulations of any governmental authority, and at the expense of Landlord (but only to the extent of insurance proceeds made available to Landlord) to repair or cause to be repaired such damage, provided, however, in respect of any Over-Building-Standard Property as shall have been damaged by such fire or other casualty and which (in the judgment of Landlord) can more effectively be repaired as an integral part of Landlord's repair work on the premises, that such repairs to Over-Building-Standard Property shall be performed by Landlord but at Tenant's expense; in all other respects, all repairs to and replacements of Tenant's property and Over-Building-Standard Property shall be made by and at the expense of Tenant. If the premises or any part thereof shall have been rendered unfit for use and occupation hereunder by reason of such damage the Yearly Rent or a just and proportionate part thereof, according to the nature and extent to which the premises shall have been so rendered unfit, shall be suspended or abated until the premises (except as to the property which is to be repaired by or at the expense of Tenant) shall have been restored as nearly as practicably may be to the condition in which they were immediately prior to such fire or other casualty, provided, however, that if Landlord or any Underlying Party, as defined in Article 23, shall be unable to collect the insurance proceeds (including rent insurance proceeds) applicable to such damage because of some action or inaction on the part of Tenant, or the employees, contractors, licensees or invitees of Tenant, the cost of repairing such damage shall be paid by Tenant and there shall be no abatement of rent. Landlord shall not be liable for delays in the making of any such repairs which are due to government regulation, casualties and strikes, unavailability of labor and materials, and other causes beyond the reasonable control of Landlord, nor shall Landlord be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting from delays in repairing such damage. If (i) the premises are so damaged by fire or other casualty (whether or not insured) at any time during the last thirty months of the term hereof that the cost to repair such damage is reasonably estimated to exceed one-third of the total Yearly Rent payable hereunder for the period from the estimated date of restoration until the Termination Date, or (ii) the Project (whether or not including any portion of the premises) is so damaged by fire or other casualty (whether or not insured) that substantial alteration or reconstruction or demolition of the Project shall in Landlord's reasonable judgment be required, then and in either of such events, this Lease and the term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by Landlord to Tenant within sixty (60) days following such fire or other casualty, the effective termination date of which shall be not less than thirty (30) days after the day on which such termination notice is received by Tenant. In the event of any termination, this Lease and the term hereof shall expire as of such effective termination date as though that were the Termination Date as stated in Exhibit I and the Yearly Rent shall be apportioned as of such date; and if the premises or any part thereof shall have been rendered unfit for use and occupation by reason of such damage the Yearly Rent for the period from the date of the fire or other casualty to the effective termination date, or a just and proportionate part thereof, according to the nature and extent to which the premises shall have been so rendered unfit, shall be abated.

         A. if any portion of the premises or any portion of the Building shall be damaged or destroyed by fire or other casualty to the extent that the operation of Tenant's business in the premises in the normal course is materially adversely affected, and if Landlord shall fail to substantially complete said repairs or restoration within one hundred fifty (150) days after the date of such fire or other casualty for any reason other than Tenant's fault, Tenant may terminate this Lease by giving Landlord written notice as follows:

             (1) Said notice shall be given after said one hundred fifty
                 (150) day period.

             (2) Said notice shall set forth an effective date which is not earlier than thirty (30) days after Landlord receives said notice.

             (3) If said repairs or restoration are substantially
                 complete on or before the date thirty (30) days (which thirty(30)-day period shall be extended by the length of any delays caused by Tenant or Tenant's contractors), after Landlord receives such notice, said notice shall have no further force and effect.

             (4) If said repairs or restoration are not substantially
                 complete on or before the date thirty (30) days (which thirty(30)-day period shall be extended by the length of any delays caused by Tenant or Tenant's contractors) after Landlord receives such notice, the Lease shall terminate as of said effective date.


19.  WAIVER OF SUBROGATION

   In any case in which Tenant shall be obligated to pay to Landlord any loss, cost, damage, liability, or expense suffered or incurred by Landlord, Landlord shall allow to-Tenant as an offset against the amount thereof (i) the net proceeds of any insurance collected by Landlord for or on account of such loss, cost, damage, liability or expense, prodded that the allowance of such offset does not invalidate or prejudice the policy or policies under which such proceeds were payable, and (ii) if such loss, cost, damage, liability or expense shall have been caused by a peril against which Landlord has agreed to procure insurance coverage under the terms of this Lease, the amount of such insurance coverage, whether or not actually procured by Landlord.

   In any case in which Landlord shall be obligated to pay to Tenant any loss, cost, damage, liability or expense suffered or incurred by Tenant, Tenant shall allow to Landlord as an offset against the amount thereof (i) the net proceeds of any insurance collected by Tenant for or on account of such loss, cost, damage, liability, or expense, provided that the allowance of such offset does not invalidate the policy or policies under which such proceeds were payable and (ii) the amount of any loss, cost, damage, liability or expense caused by a peril covered by fire insurance with the broadest form of property insurance generally available on property in buildings of the type of the Project, whether or not actually procured by Tenant.

The parties hereto shall each procure an appropriate clause in, or endorsement on, any property insurance policy covering the premises and the Project and personal property, fixtures and equipment located thereon and therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery. Having obtained such clauses and/or endorsements each party hereby agrees that it will not make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other perils covered by such property insurance.

21 CONDEMNATION - EMINENT DOMAIN

   In the event that the premises or any part thereof, or the whole or any part which, in Landlord's bona fide business judgment, if taken, would render the continued operation of the Project in its condition subsequent to such taking economically unfeasible, of the Project, shall be taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, or (by virtue of any such taking, appropriation or condemnation) shall suffer Any damage (direct, indirect or consequential) for which Landlord or Tenant shall be entitled to compensation, then (and in any such event) this Lease and the term hereof may be terminated at the election of Landlord by a notice in writing of its election so to terminate which shall be given by Landlord to Tenant within sixty (60) days following the date on which Landlord shall have received notice of such taking, appropriation or condemnation. In the event that a substantial part of the premises or of the means of access thereto shall be so taken, appropriated or condemned, then (and in any such event) this Lease and the term hereof may be terminated at the election of Tenant by a notice in writing of its election so to terminate which shall be given by Tenant to Landlord within sixty (60) days following the date on which Tenant shall have received notice of such taking, appropriation ox condemnation.

   Upon the giving of any such notice of termination (either by Landlord or Tenant) this Lease and the term hereof shall terminate on or retroactively as of the date on which Tenant shall be required to vacate any part of the premises or shall be deprived of a substantial part of the means of access thereto, provided, however, that Landlord may in Landlord's notice elect to terminate this Lease and the term hereof retroactively as of the date on which such taking, appropriation or condemnation became legally effective.
In the event of any such termination, this Lease and the term hereof shall expire as of such effective termination date as though that were the Termination Date as stated in Exhibit 1, and the Yearly Rent shall be apportioned as of such date. If neither party (having the right so to do) elects to terminate Landlord will, with reasonable diligence and at Landlord's expense (but only to the extent of taking proceeds made available to Landlord), restore the remainder of the premises, or the remainder of the means of access, as nearly as practicably may be to the same condition as obtained prior to such taking, appropriation or condemnation in which event (i) the Total Rentable Area shall be adjusted as in Exhibit 5 provided, (ii) a just proportion of the Yearly Rent, according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the premises and the means of access thereto, shall be permanently abated, and (iii) a just proportion of the remainder of the Yearly Rent, according to the nature and extent of the taking, appropriation or condemnation and the resultant injury sustained by the premises and the means of access thereto, shall be abated until what remains of the premises and the means of access thereto shall have been restored as fully as may be for permanent use and occupation by Tenant hereunder. Except for any award specifically reimbursing Tenant for moving or relocation expenses, there are expressly reserved to Landlord all rights to compensation and damages created, accrued or accruing by reason of any such taking, appropriation or condemnation, in implementation and in confirmation of which Tenant does hereby acknowledge that Landlord shall be entitled to receive all such compensation and damages, grant to Landlord all and whatever rights (if any) Tenant may have to such compensation and damages, and agree to execute and deliver all and whatever further instruments of assignment as Landlord may from time to time request. In the event of any taking of the premises or any part thereof for temporary use, (i) this Lease shall be and remain unaffected thereby, and (ii) Tenant shall be entitled to receive for itself any award made for such use, provided, that if any taking is for a period extending beyond the term of this Lease, such award shall be apportioned between Landlord and Tenant as of the Termination Date or earlier termination of this Lease.

21. DEFAULT

   21.1 CONDITIONS OF LIMITATION - RE-ENTRY - TERMINATION. This Lease and the herein term and estate an, upon the condition that if (a) subject to the provisions of Article 21.7, Tenant shall neglect or fail to perform or observe any of the Tenant's covenants or- agreements herein, including (without limitation) the covenants or agreements with regard to the payment when due of rent, additional charges, reimbursement for increase in Landlord's costs, or any other charge payable by Tenant to Landlord (all of which shall be considered as part of Yearly Rent for the purposes of invoking Landlord's statutory or other rights and remedies in respect of payment defaults); or (c) Tenant shall be involved in financial difficulties as evidenced by an admission in writing by Tenant of Tenant's inability to pay its debts generally as they become due, or by the making or offering to make a composition of its debts with its creditors; or (d) Tenant shall make an assignment or trust mortgage, or other conveyance or transfer of like nature, of All or a substantial part of its properly for the benefit of its creditors, or (e) an attachment on mesne process, on execution or otherwise, or other legal process shall issue against Tenant or its property and a sale of any of its assets shall be held thereunder; or (f) any judgment, final beyond appeal or any lien, attachment or the like shall be entered, recorded or filed against Tenant in any court, registry, etc. and Tenant shall fail to pay such judgment within thirty (30) days after the judgment shall have become final beyond appeal or to discharge or secure by surety bond such lien, attachment, etc. within thirty (30) days of such entry, recording or filing, as the case may be; or (g) tile leasehold hereby created shall be taken on execution or by other process of law and shall not be revested in Tenant within thirty (30) days thereafter; or (h) a receiver, sequesterer, trustee or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or any part of Tenant's property and such appointment shall not be vacated within thirty (30) days; or (i) any proceeding shall be instituted by or against Tenant pursuant to any of the provisions of any Act of Congress or State law relating to bankruptcy, reorganizations, arrangements, compositions or other relief' from creditors, and, in the case of any proceeding instituted against it, if Tenant shall fail to have such proceeding dismissed within thirty (30) days or if Tenant is adjudged bankrupt or insolvent as a result of any such proceeding, or (j) any event shall occur or any contingency shall arise whereby this Lease, or the term and estate thereby created, would (by operation of law or otherwise) devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted under Article 16 hereof - then, and in any such event (except as hereinafter in Article 21.2 otherwise provided) Landlord may, by notice to Tenant, elect to terminate this Lease; and thereupon (and without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due hereunder or preceding breach of covenant or agreement and without prejudice to Tenant's liability for damages as hereinafter stated), upon the giving of such notice, this Lease shall terminate as of the date specified therein as though that were the Termination Date as stated in Exhibit 1. Without being taken or deemed to be guilty of any manner of trespass or conversion, prosecution or damages therefor, Landlord may, in any manner permitted by law, enter into and upon the premises (or any part thereof in the name of the whole); and without being liable to indictment, enter into and upon the repossess the same as of its former estate; and expel Tenant and those claiming under Tenant.
Wherever "Tenant" is used in subdivisions (c), (d), (e), (f), (g), (h) and
(i) of this Article 21.1, it shall be deemed to include any one of (i) any corporation of which Tenant is a controlled subsidiary and (ii) any guarantor of any of Tenant's obligations under this Lease. Notwithstanding anything to the contrary in the Lease contained, if Tenant shall abandon or vacate the premises for a period of no less than one hundred eighty (180) days, then Landlord shall have the right to terminate this Lease upon written notice to Tenant (and without giving any further notices pursuant to Article 21.7) provided, however, that if said termination occurs solely by reason of said abandonment or vacancy then, notwithstanding said termination, Tenant shall not be obligated to pay any damages to Landlord that otherwise would be due under the terms and provisions of Article 21.3.

  21.2 DAMAGES - ASSIGNMENT FOR BENEFIT OF CREDITORS. For the more effectual securing to Landlord of the rent and other charges and payments reserved hereunder, it is agreed as a further condition of this Lease that if at any time Tenant shall make any transfer similar to or in the nature of an assignment of its property for the benefit of its creditors, the term and estate hereby created shall terminate ipso facto, without entry or other action by Landlord; and notwithstanding any other provisions of this Lease, Landlord shall forthwith upon such termination, without prejudice to any remedies which might otherwise be available for arrears of rent or other charges due hereunder or preceding breach of this Lease, be ipso facto entitled to recover as liquidated damages the sum of (a) the amount described in clause (x) of Article 213 and (b) (in view of the uncertainty of prompt re-letting and the expense entailed in re-letting the premises) an amount equal to the rent and other charges payable for and in respect of the twelve-(12)-month period next preceding the date of termination, as aforesaid.

   21.3 DAMAGES - TERMINATION. Upon the termination of this Lease under the provisions of this Article 21, then except as hereinabove in Article 21.2 otherwise provided, Tenant shall pay to Landlord the rent and other charges payable by Tenant to Landlord up to the time of such termination, shall continue to be liable for any preceding breach of covenant, and in addition, shall pay to Landlord as damages, at the election of Landlord either:

   (x) the amount by which, at the time of the termination of this Lease (or at any time thereafter if Landlord shall have initially elected damages under subparagraph (y), below), (i) the aggregate of the rent and other charges projected over the period commencing with such termination and ending on the Termination Date as sand in Exhibit I exceeds (ii) the aggregate projected rental value of the premises for such period.

                                       or:

   (y) amounts equal to the rent and other charges which would have been payable by Tenant had this Lease not been so terminated, payable upon the due dates therefor specified herein following such termination and until the Termination Date as specified in Exhibit 1, provided, however, if Landlord shall re-let the premises during such period, that Landlord shall credit
Tenant with the net
rents received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the expenses incurred or paid by Landlord in terminating this Lease, as well as the expenses of re-letting, including altering and preparing the premises for new tenants, brokers' commissions, and all other similar and dissimilar expenses properly chargeable against the premises and the rental therefrom, it being understood that any such re-letting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided, further, that (i) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder and (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Subparagraph (y) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to-the commencement of such suit. If the premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

  In calculating the rent and other charges under Subparagraph (x), above, there shall be included, in addition to the Yearly Rent, and Operating Expense Excess and all other considerations agreed to be paid or performed by Tenant, on the assumption that all such amounts and considerations would have remained constant (except as herein otherwise provided) for the balance of the full term hereby granted.

  Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated hereunder.

  Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

    21.4 FEES AND EXPENSES.

    (a) If Tenant shall default in the performance of any covenant on Tenant's part to be performed as in this Lease contained, Landlord may, upon reasonable advance notice, except that no notice shall be required in an emergency, perform the same for the account of Tenant If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or if Landlord is compelled to or does incur any expense, including reasonable attorneys' fees, in instituting, prosecuting, and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, Tenant shall on demand pay to Landlord by way of reimbursement the sum or sums so paid by Landlord with all costs and damages, plus interest computed as provided in Article 6 hereof.

    (b) Tenant shall pay Landlord's cost and expense, including reasonable attorneys' fees, incurred (i) in enforcing any obligation of Tenant under this Lease or (ii) as a result of Landlord, without its fault, being made party to any litigation pending by or against Tenant or any persons claiming through or under Tenant.

   21.5 Waiver of Redemption. Tenant does hereby waive and surrender all rights and privileges which it might have under or by reason of any present or future law to redeem the premises or to have a continuance of this Lease for the term hereby dismissed after being dispossessed or elected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

  21.6 LANDLORD'S REMEDIES NOT EXCLUSIVE. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be lawfully entitled, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

   21.7 GRACE PERIOD. Notwithstanding anything to the contrary in clause (i) of Article 21.1 contained, Landlord agrees not to take-any action to terminate this Lease (a) for default by Tenant in the payment when due of any sum of money, if Tenant shall cure such default within ten (10) days after written notice thereof is given by Landlord to Tenant, provided, however, that no such notice need be given and no such default in the payment of money shall be curable if on two (2) prior occasions within the same twelve-(12)-month period there had been a default in the payment of money which had been cured after notice thereof had 'been given by Landlord to Tenant as herein provided or (b) for default by Tenant in the performance of any covenant other than a covenant to pay a sum of money, if Tenant shall cure such default within a period of thirty (30) days after written notice thereof given by Landlord to Tenant (except where the nature of the default is such that remedial action should appropriately take place sooner, as indicated in such written notice), or within such additional period as may reasonably be required to cure such default if (because of governmental restrictions or any other cause beyond the reasonable control of Tenant) the default is of such a nature that it cannot be cured within such thirty
(30)-day period, provided, however, (1) that there shall be no extension of time beyond such thirty (30)-day period for the curing of any such default unless, not more than ten (10) days after the receipt of the notice of default, Tenant in writing (i) shall specify the cause on account of which the default cannot be cured during such period and shall advise Landlord of its intention duly to institute all steps necessary to cure the default and
(ii) shall, as soon as reasonably practicable, duly institute and thereafter diligently prosecute to completion all steps necessary to cure such default and, (2) that no notice of the opportunity to cue a default need be given, and no grace period whatsoever shall be allowed to Tenant, in the event that the default is band upon a condition set forth in clauses (b), (c), (d), (e),
(f), (g), (h), (i), or (j) of Article 21.1 of this Lease, or if the covenant or condition the breach of which gave rise to default had, by reason of a breach on a prior occasion, been the subject of a notice hereunder to cure such default.

   Notwithstanding anything to the contrary in this Article 21.7 contained, all statutory notice and grace periods (including, without limitation, the provisions of Section 11 of Chapter 186 of the General Laws of Massachusetts) are hereby waived by Tenant.

22. END OF TERM - ABANDONED PROPERTY

   Upon the expiration or other termination of the term of this Lease, Tenant shall peaceably quit and surrender to Landlord the premises and all alterations and additions thereto, broom clean, in good order, repair and condition (except as provided herein and in Articles 18, 20 and 8.7) excepting only ordinary wear and use and damaged by fire or other casualty for which, under other provisions of this Lease, Tenant has no responsibility of repair or restoration. Tenant shall remove all of its property and, to the extent specified by Landlord, ill alterations and additions made by Tenant and all partitions wholly within the premises, and shall repair any damages to the premises or the Building caused by their installation or by such removal. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

   Tenant will remove any personal property from the Building and the premises upon or prior to the expiration or termination of this Lease and any such property which shall remain in the Building or the premises thereafter shall be conclusively deemed to have been abandoned, and may either be retained by Landlord as its property or sold or otherwise disposed of in such manner as Landlord may see fit. If any part thereof shall be sold, that Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of Yearly Rent, additional or other charges payable hereunder by Tenant to Landlord and any damages to which Landlord may be entitled under Article 21 hereof or pursuant to law.

   If Tenant or anyone claiming under Tenant shall remain in possession of the premises or any part thereof after the expiration or prior termination of the term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, then, prior to the acceptance of any payments for rent or use and occupancy by Landlord, the person remaining in possession shall be deemed a tenant-at-sufferance. Whereas the parties hereby acknowledge that Landlord may need the premises after the expiration or prior termination of the term of the Lease for other tenants and that the damages which Landlord may suffer as the result of Tenant's holding-over cannot be determined as of the Execution Date hereof, in the event that Tenant so holds over, Tenant shall pay to Landlord in addition to all rental and other charges due and accrued under the Lease prior to the date of termination, charges (based upon the fair market rental value of the premises) for use and occupation of the premises thereafter and, in addition to such sums and any and all other rights and remedies which Landlord may have at law or in equity, an additional use and occupancy charge in the amount of fifty percent (50%) of EITHER the Yearly Rent and other charges calculated (on a daily basis) at the highest rate payable under the terms of this Lease, but measured from the day on which Tenant's hold-over commenced and terminating on the day on which Tenant vacates the premises OR the fair market rental value of the premises for such period, WHICHEVER IS GREATER. Notwithstanding the foregoing, Landlord shall have the right to elect to recover any other damages which Landlord is permitted to recover under this Lease in lieu of said liquidated damages by giving Tenant written notice of such election. From and after the date on which Landlord gives Tenant such notice, said liquidated damages shall cease to accrue and Tenant shall be liable to Landlord for any damages recoverable under this Lease which accrue thereafter.

23. SUBORDINATION

   (a) Subject to the election of any mortgagee, ground lessor, trustee, or other underlying party-in-interest (collectively "Underlying Parties"), as hereinafter provided for, this Lease is subject and subordinate in all respects to all matters of record (including, without limitation, deeds and land disposition agreements), ground leases and/or underlying leases, including, without limitation, the Ground Lease, all mortgages, and any condominium documents (including, without limitation, any master deed, by-laws, rules and regulations, and any amendments or revisions thereto) any of which may now or hereafter be placed on or affect such leases and/or the Unit or Project of which the premises are a part, or any part of such real property, and/or Landlord's interest or estate therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor (collectively "Underlying Instruments"). This Article 23 shall be self-operative and no further instrument or subordination shall be required. In confirmation of such subordination, Tenant shall execute, acknowledge and deliver promptly any certificate or instrument that Landlord and/or any Underlying Party and/or its successor in interest may request. Tenant acknowledges that, where applicable, any consent or approval hereafter given by Landlord may be subject to the further consent or approval of Underlying Parties; and the failure or refusal of an Underlying Party to give such consent or approval shall, notwithstanding anything to the contrary in this Lease contained, constitute reasonable justification for Landlord's withholding its consent or approval. Notwithstanding anything to the contrary in this Article 23 contained, as to any future mortgages, ground leases, and/or underlying leases or deeds of trust, the herein provided subordination and attornment shall be effective only if the mortgagee, ground lessor or trustee therein, as the case may be, agrees, by a written instrument ("Non-Disturbance Agreement") in the customary form of such mortgagor, ground lessor or trustee, that, INTER ALIA, as long as Tenant shall not be in terminable default of the obligations on its part to be kept and performed under the terms of this Lease, this lease will not be affected and Tenant's possession hereunder will not be disturbed by any default in, termination, and/or foreclosure of, such mortgage, ground lease and/or underlying lease or deed of trust, as the case may be.

   (b) Any such Underlying Party may from time to time subordinate or revoke any such subordination of the Underlying Instrument held by it to this Lease. Such subordination or revocation, as the case may be, shall be effected by written notice to Tenant and by recording an instrument of subordination or of such revocation, as the case may be, with the appropriate registry of deeds or land records and to be effective without any further act or deed on the part of Tenant. In confirmation of such subordination or of such revocation, as the case may be, Tenant shall execute, acknowledge and promptly deliver any certificate or instrument that Landlord or any Underlying Party may request.

   (c) Without limitation of any of the provisions of this Lease, if any Underlying Party shall succeed to the interest of Landlord by reason of the exercise of its rights under an Underlying Instrument (or the acceptance of voluntary conveyance in lieu thereof) or any third party (including, without limitation, any foreclosure purchaser or mortgage receiver) shall succeed to such interest by reason of any such exercise or the expiration or sooner termination of such Underlying Instrument, however caused, then such successor may, upon notice and request to Tenant (which, in the case of a ground lease, shall be within thirty (30) days after such expiration or sooner termination), succeed to the interest of Landlord under this Lease, provided, however, that such successor shall not: (i) be liable for any previous act or omission of Landlord under this Lease; (ii) be subject to any offset, defense, or counterclaim which shall theretofore have accrued to Tenant against Landlord;
(iii) have any obligation with respect to any security deposit unless it shall have been paid over or physically delivered to such successor; or (iv) be bound by any previous modification of this Lease or by any previous payment of Yearly Rent for a period greater than one (1) month, made without the consent of such Underlying Party where such consent is required by applicable Underlying Instrument. In the event of such succession to the interest of the Landlord-and notwithstanding that any such Underlying Interest may antedate this Lease-the Tenant shall attorn to such successor and shall ipso facto be and become bound directly to such successor in interest to Landlord to perform and observe all the Tenant's obligations under this Lease without the necessity of the execution of any further instrument. Nevertheless, Tenant agrees at any time and from time to time during the term hereof to execute a suitable instrument in confirmation of Tenant's agreement to attorn, as aforesaid.

   (d) Tenant hereby irrevocably constitutes and appoints Landlord or any such Underlying Party, and their respective successors in interest, acting singly, Tenant's attorney-in-fact to execute and deliver any such certificate or instrument for, on behalf and in the name of Tenant, but only if Tenant fails to execute, acknowledge and deliver any such certificate or instrument within ten
(10) days after Landlord or such Underlying Party has made written request therefor.

   (e) Notwithstanding anything to the contrary contained in this Article 23, if all or part of Landlord's estate and interest in the Unit shall be a leasehold estate held under a ground lease, then: (i) The foregoing subordination provisions of this Article 23 shall not apply to any mortgages of the fee interest in said real property to which Landlord's leasehold estate is not otherwise subject and subordinate; and (ii) the provisions of this Article 23 shall in no way waive, abrogate or otherwise affect any agreement by any ground lessor (x) not to terminate this Lease incident to any termination of such ground lease prior to its term expiring or (y) not to name or join Tenant in any action or proceeding by such ground lessor to recover possession of such real property or for any other relief.

   (f)    Notwithstanding anything to the contrary contained in this Article
23, if all or part of Landlord's estate and interest in the real property of which the premises are a part shall be a condo-minimum unit, then the provisions of this Article 23 shall in no way waive, abrogate or otherwise affect any provision in the master deed to the effect that
(x) this Lease will not be terminated incident to any foreclosure by the Board of Managers of the Condominium of the lien to secure common area expenses or (y) Tenant shall not be named or joined in any action or proceeding by said Board of Managers in connection with the collection of common area expenses.

24. QUIET ENJOYMENT

   Landlord covenants that if, and so long as, Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the premises from and against the claims of all persons claiming by, through or under Landlord subject, nevertheless, to the covenants, agreements, terms, provisions and conditions of this Lease and to the Underlying Instruments to which this Lease is subject and subordinate, as hereinabove set forth.

   Landlord warrants and represents to Tenant that Landlord has the right and authority to enter into this Lease.

25.  ENTIRE AGREEMENT - WAIVER - SURRENDER

  25.1 ENTIRE AGREEMENT. This Lease and the Exhibits made a part hereof contain the entire and only agreement between the parties and any and all statements and representations, written and oral, including previous correspondence and agreements between the parties hereto, are merged herein. Tenant acknowledges that all representations and statements upon which it relied in executing this Lease are contained herein and that the Tenant in no way relied upon any other statements or representations, written or oral. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

  25.2 WAIVER BY LANDLORD. The failure of Landlord to seek redress for violation, or to insist upon the strict performance, of any covenent or condition of this Lease, or any of the Rules and Regulations promulgated hereunder, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of such Rules and Regulations against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provisions of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement or statement on any check or any letter accom-panying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

  25.3 SURRENDER. No act or thing done by Landlord during the term hereby demised shall be deemed an acceptance of a surrender of the premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the premises prior to the termination of this Lease . The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the premises. In the event that Tenant at any time desires to have Landlord underlet the premises for Tenant's account, Landlord or Landlord's agents are authorized to receive the keys for such purposes without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such underletting.

26. INABILITY TO PERFORM - EXCULPATORY CLAUSE

  Except as provided in Article 4.1 and 4.2 hereof, this Lease and the obligations of Tenant to pay rent hereunder and perform all the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacement, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond Landlord's reasonable control, including but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency. In each such instance of inability of Landlord to perform, Landlord shall exercise reasonable diligence to eliminate the cause of such inability to perform.

  Tenant shall neither assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Unit and in the uncollected rents, issues and profits thereof, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that in no ;event shall Landlord (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives, and the Eke, disclosed or undisclosed, thereof) ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or to take any other action which shall not involve the personal liability of Landlord to respond in monetary damages from Landlord's assets other than the Landlord's interest in the Unit, as aforesaid. In no event shall Landlord (or any of the officers, trustees, directors, partners, beneficiaries, joint venturers, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for consequential damages. If by reason of Landlord's failure to complete construction of the Project or premises, Landlord shall be held to be in breach of this Lease, Tenant's sole and exclusive remedy shall be a right to terminate this Lease.

27.  BILLS AND NOTICES

  Any notice, consent, request, bill, demand or statement hereunder by either party to the other party shall be in writing and, if received at Landlord's or Tenant's address, shall be deemed to have been duly given when either received or delivery is refused or served personally or mailed by certified mail, return receipt requested or by means of a recognized overnight courier service, in a postpaid envelope, deposited in the United States mails addressed to Landlord at its address as stated in Exhibit 1 and to Tenant at the premises (or at Tenant's address as stated in Exhibit 1, if mailed prior to Tenant's occupancy of the premises), or if any address for notices shall have been duly changed as hereinafter provided, if mailed as aforesaid to the party at such changed address. Either party may at any time change the address or specify an additional address for such notices, consents, requests, bills, demands or statements by delivering or mailing, as aforesaid, to the other party a notice stating the change and setting forth the changed or additional address, provided such changed or additional address is within the United States.

   All bills and statements for reimbursement or other payments or charges due from Tenant to Landlord hereunder shall be due and payable in full thirty
(30) days, unless herein otherwise provided, after submission thereof by Landlord to Tenant. Tenant's failure to make timely payment of any amounts indicated by such bills and statements, whether for work done by Landlord at Tenant's request, reimbursement provided for by this Lease or for any other sums properly owing by Tenant to Landlord, shall be treated as a default in the payment of rent, in which event Landlord shall have all rights and remedies provided in this Lease for the nonpayment of rent.

28.  PARTIES BOUND - SEIZIN OF TITLE

The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 16 hereof shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article 28 shall not be construed as modifying the conditions of limitation contained in Article 21 hereof.

  If, in connection with or as a consequence of the sale, transfer or other disposition of Landlord's interest in the Unit, any party who is Landlord ceases to be We owner of We reversionary interest in the premises, Landlord shall be entirely freed and relieved from the performance and observance thereafter of all covenants and obligations hereunder on the part of Landlord to be performed and observed, it being understood and agreed in such event (and it shall be deemed and construed as a covenant running with the land) that the person succeeding to Landlord's ownership of said reversionary interest shall thereupon and thereafter assume, and perform and observe, any and all of such covenants and obligations of Landlord.

29. MISCELLANEOUS

  29.1 SEPARABILITY. If any provision of this Lease or portion of such provision or the application thereof to any person or circumstance is for any reason held invalid or unenforceable, the remainder of the Lease (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

  29.2 CAPTIONS, ETC. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provisions thereof. References to "State" shall mean, where appropriate, the District of Columbia and other Federal territories, possessions, as well as a state of the United States.

  29.3 BROKER. Tenant represents and warrants that it has not directly or indirectly dealt, with respect to the leasing of office space in the Building or any Center, Office Park or other complex of which it is a part (called "Building, etc." in this Article 29.3) with any broker or had its attention called to the premises or other space to let in the Building, etc. by anyone other than the broker, person or firm, if any, designated in Exhibit 1. Tenant agrees to defend, exonerate and save harmless and indemnify Landlord and anyone claiming by, through or under Landlord against any claims for a commission arising out of the execution and delivery of this Lease or out of negotiations between Landlord and Tenant with respect to the leasing of other space in the Building, etc., provided that Landlord shall be solely responsible for the payment of brokerage commissions to the broker, person or firm, if any, designated in Exhibit 1.

   29.4 MODIFICATIONS. If in connection with obtaining financing for the Project or the Unit, a bank, insurance company, pension trust or other institutional lender shall request reasonable modifications in this Lease as a condition to such financing. Tenant will not withhold, delay or condition its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the rights of Tenant hereunder or the leasehold interest hereby created.

   29.5 ARBITRATION. Any disputes relating to provisions or obligations in this Lease as to which a specific provision for a reference to arbitration is made herein shall be submitted to arbitration in accordance with the provisions of applicable state law (as identified on Exhibit 1), as from time to time amended. Arbitration proceedings, including the selection of an arbitrator, shall be conducted pursuant to the rules, regulations and procedures from time to time in effect as promulgated by the American Arbitration Association. Prior written notice of application by either party for arbitration shall be given to the other at least ten (10) days before submission of the application to the said Association's office in the City wherein the Project is situated (or the nearest other city having an Association office). The arbitrator shall hear the parties and their evidence. The decision of the arbitrator shall be binding and conclusive, and judgment upon the award or decision of the arbitrator may be entered in the appropriate court of law (as identified on Exhibit 1); and the parties consent to the jurisdiction of such court and further agree that any process or notice of motion or other application to the Court or a Judge thereof may be served outside the State wherein the Project is situated by registered mail or by personal service, provided a reasonable time for appearance is allowed. The costs and expenses of each arbitration hereunder and their apportionment between the parties shall be determined by the arbitrator in his award or decision. No arbitrable dispute shall be deemed to have arisen under this Lease prior to (i) the expiration of the period of twenty (20) days after the date of the giving of written notice by the party asserting the existence of the dispute together with a description thereof sufficient for an understanding thereof; and (ii) where a Tenant payment (e.g., Operating Expense Excess under Article 9 hereof) is in issue, the amount billed by Landlord having been paid by Tenant.

   29.6 GOVERNING LAW. This Lease is made pursuant to, and shall be governed by, and construed in accordance with, the laws of the State wherein the Project is situated and any applicable local municipal rules, regulations, by-laws, ordinances and the like.

   29.7 ASSIGNMENT OF RENTS. With reference to any assignment by Landlord of its interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to or held by a bank, trust company, insurance company or other institutional lender holding an Underlying Instrument on the Unit, Tenant agrees:

    (a) that the execution thereof by Landlord and the acceptance thereof by such Underlying Party shall never be deemed an assumption by such Underlying Party of any of the obligations of the Landlord thereunder, unless such Underlying Party shall, by written notice sent to the Tenant, specifically otherwise elect; and

    (b) that, except as aforesaid, such Underlying Party shall be treated as having assumed the Landlord's obligations thereunder only upon foreclosure of such Underlying Party's mortgage or termination of such Underlying Party's ground lease, as the case may be, and the taking of possession of the demised premises after having given notice of its exercise of the option stated in
Article 23 hereof to succeed to the interest of the Landlord under this Lease.

    29.8 REPRESENTATION OF AUTHORITY. By his execution hereof each of the signatories on behalf of the respective parties hereby warrants and represents to the other that he is duly authorized to execute this Lease on behalf of such party. If Tenant is a corporation, Tenant hereby appoints the signatory whose name appears below on behalf of Tenant as Tenant's attorney-in-fact for the purpose of executing this Lease for and on behalf of Tenant.

   IN WITNESS WHEREOF the parties hereto have executed this Indenture of Lease in multiple copies, each to be considered an original hereof, as a sealed instrument on the day and year noted in Exhibit 1 as the Execution Date.

LANDLORD ROWES WHARF ASSOCIATES TENANT: HAMBRECHT & QUIST GROUP, INC.

   By    /s/ Ed                        By  /s/ Gary Koening
     -------------------------------     ----------------------------
          A General Partner of               (Name)    (Title)
     Rowes Wharf Limited Partnership       Hereunder Duly Authorized
                                         Gary E. Koenig, Managing Director

    IF TENANT IS A CORPORATION, A SECRETARY'S OR CLERK'S CERTIFICATE OF THE AUTHORITY AND THE INCUMBENCY OF THE PERSON SIGNING ON BEHALF OF TENANT SHOULD BE ATTACHED.

COMMONWEALTH, DISTRICT OR
STATE OF        MASSACHUSETTS

COUNTY OF SUFFOLK

   On the Execution Date stated in Exhibit 1, the person above signing this Lease for and on behalf of the Tenant, to me personally known, did sign and execute this Lease and, being by me duly sworn, did depose and say that is the officer of the above named Tenant, as noted, and that he signed his name hereto by order of the Board of Directors of said Tenant.


                                                   /s/ Anne-Marie Mama
                                        ---------------------------------------
                                                       Notary Public
                                        My Commission expires: July 30, 1993

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

On the Execution Date stated in Exhibit 1, the person above signing this Lease for and on behalf of Landlord to me personally known, did sign and execute this Lease and, being by me duly sworn, did depose and say that he is the duly authorized representative of Landlord.

                                                /s/ Janet Civlewicz
                                                ------------------------------
                                                                 Notary Public
                                                My commission expires  1/30/92

                               EXHIBIT 3, SHEET 1

         MEMORANDUM OF WORK AND INSTALLATIONS TO BE INITIALLY PERFORMED
                          AND FURNISHED IN THE PREMISES


A.    Notwithstanding anything to the contrary in
      Article 4 or in Exhibit 3 contained, Landlord shall provide and install unlimited quantities of the Building standard materials listed in Exhibit 3 in order to prepare the premises for Tenant's occupancy. In addition, Landlord shall provide ("Landlord's Construction Contribution") up to Eighteen ($18.00) Dollars per square foot of Total Rentable Area of the premises demised to Tenant towards the cost of other leasehold improvements.

B. Tenant shall not be entitled to any credit for any unused Building standard items or for any unused portion of Landlord's Construction Contribution; provided however, that if Tenant elects to use a non-Building standard item which is an upgrade from a Building standard item, in substitution for a Building standard item, Tenant will receive a credit for the cost of the Building standard item not used based upon the quantities of Building standard items set forth on
      Exhibit 3 and the value of such items as of the Final Plans
      Date.

C. Tenant shall, promptly upon request by Landlord, execute and deliver to the City of Boston any affidavits and documentation required to obtain the Building permit allowing Landlord to perform Landlord's work on a timely basis.

   Landlord, at its expense shall furnish and install in accordance with Tenant's plans, the followmaterials and work (or equal at Landlord's election)-all to be building standard unless otherwise expressly stated-in the initial preparation of the premises for Tenant's occupancy.

A. EXTERIOR WALLS, LOBBY WALLS AND CORE WALLS

   1.  FINISH

       The exposed surfaces are to receive a drywall finish. The toilet rooms are to be finished with ceramic tile and drywall.

   2.  DOOR-FRAMES

       Flush hollow metal doors 1-3/4" in thickness will be installed in pressed metal door frames.

   3.  HARDWARE

       Each swing door shall be provided with one and one-half pairs of butts, a latch set, or lockset where required, and a doorstop where required. A surface mounted door closer will be provided at such locations as may be required by the local code. All hardware shall be Sargent, Almet, Schlage, Yale or equal.

B. Partitions and Doors

   1. PARTITIONS SEPARATING PREMISES (DEMISING)

      a. PARTITIONS
      Partitions separating premises shall be constructed of metal studs with two layers of 5/8" wallboard on each side extending above the ceiling, with one layer of wallboard on each side extended to the underside of the floor construction above, or equal.

      b. PRINCIPAL TENANT ENTRANCE DOOR
      Each Tenant premises will be provided with one teak full-height, solid core wood entrance door and glass sidelight & teak wood frame (with provision for a building standard entrance sign), installed with two pairs of ball bearing butts, a lockset, doorstop and concealed door closer.

      c. SECONDARY EGRESS DOORS (WHERE REQUIRED)
      All doors shall have pressed metal door frames. The doors shall be teak, full-height, solid core wood doors and shall be installed with two pairs of ball bearing butts, a lockset, a doorstop and a concealed door closer.

      d. LOCKS
      Each door will be provided with a building standard lockset master keyed to the building system, and shall be Sargent, Almet, Schlage, Yale or equal.

                               EXHIBIT 3, SHEET 2

    2. PARTITIONS SEPARATING OFFICES WITHIN SINGLE PREMISES

       a. PARTITIONS
          Partitions shall be constructed of metal studs with two layers of 5/8" wallboard, extending above the ceiling on each side, or equal.

       b. DOORS
          The swing doors shall have premed metal door frames. The doors shall be teak fullheight, solid core wood and shall be installed with two pairs of ball bearing butts, a latch set and a doorstop. The number of doors shall not exceed one door for each 25 linear feet of allowed partitions (per Para. B.3. below). All hardware shall be Sargent, Almet, Yale, Schlage or equal.

   3. STANDARD QUANTITY OF PARTITIONS

      The total lineal footage of partitions shall not exceed one lineal foot for each 15 square feet of (i) Net Rentable Area* for multi-tenant floors or (ii) Gross Area*, not including building core area, for single-tenant floors, as the case may be.

C. CEILINGS

   1. Mechanically suspended, concealed spline, acoustic tile ceilings shall be mineral fiber, Class "A" (incombustible), 12" x 12", square edged.

   2. The mechanical suspension system shall be of the concealed type.

D. LIGHTING

   1. Landlord shall provide recessed fluorescent lighting fixtures (2" x
      4") with a large cell aluminum parabolic louver and three (3) 35-watt rapid start tubes with supply and return air feature to the extent of one such fixture per 85 square feet (average) of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including building core area, for single-tenant floors, as the case may be.

   2. Miscellaneous fixtures, fluorescent and/or incandescent shall be installed in mechanical spaces, toilet areas, stairwell and utility areas to conform to building operation requirements and existing codes.

   3. Wall switches of We single pole, quiet type to the extent of one switch for each ten lighting fixtures averaged shall be installed by Landlord. Each private office must have at least one wall switch (which will be counted in this allowance).


- ---------------
*The terms "Gross Area" and "Net Rentable Area" used in computing allowances under this Exhibit 3 refer to definitions appearing in Exhibit 5 of the Lease.

                               EXHIBIT 3, SHEET 3

 E. ELECTRICAL AND TELEPHONE

    1. Duplex wall and floor receptacles (not to exceed one per 125 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including building core area, for singletenant floors, as the case may
       be), shall be installed by Landlord. Not more than 10% of the total number of such receptacles may be located in the floor.

    2. Landlord will make the necessary provisions for wall and floor telephone outlets (not to exceed one per 200 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including building core area, for single-tenant floors, as the case may be). Installation of the wiring and equipment by the telephone company or other communication equipment supplier is the responsibility of Tenant. Not more than 10% of the total number of such outlets may be located in the floor.

    3. Power wiring circuits, including terminal device (similar to the 208-Volt, 30 AMP, 3-Phase, grounded) shall be made available to Tenant in connection with Tenant's equipment at the rate of one per 6,000 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including core area, for single-tenant floors, as the case may be.

F. PLUMBING

    1. Wet stacks are available on the typical office floor containing cold water, waste, and vent piping. Tenant equipment can be connected at these points by the Landlord at the Tenant's expense.

G. PAINTING AND WALL COVERING

    1. All wall surfaces shall receive a finish coat of building standard acrylic based spray applied, vinyl paint over one prime coat, or equal. Door frames shall receive one coat of enamel over one prime coat. Doors shall receive a natural finish of one coat of scaler and one coat of varnish.

    2. Paint colors shall be selected from a standard color chart with not more than one accent color (flat paint) on one wall in each individual office or room.

    3. Where Tenant desires wall covering, Landlord shall initially prepare walls to receive wall covering by application of sizing. Such wall covering shall be furnished and installed at Tenant's expense. Wall covering shall be subject to Landlord's approval prior to installation.

    4. Public areas, corridors and lobbies shall be finished in accordance with the Landlord's Architect's finish schedule.

H.  SUN-CONTROL BLINDS

   Landlord shall furnish and install sun-control blinds, including the tracks therefore, in color selected by Landlord.

                               EXHIBIT 3, SHEET 4

I. FLOOR FINISHES

   The Tenant will provide within his premises, and at his expense (furnished and installed), all floor coverings and vinyl, wood, carpet or any other baseboard moldings.

J. MECHANICAL

   1. Landlord will install in the interior office area, one supply troffer or diffuser with 6 feet of flexible hose for every 200 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including building core area, for single-tenant floors, as the case may be, in any premises served by the building interior air distribution system.

   2. Landlord will install a sprinkler system for the public areas and tenant premises to the extent of one head per 225 square feet of (i) Net Rentable Area for multi-tenant floors or (ii) Gross Area, not including building core area, for single-tenant floors, as the case may be. Such head shall be a semi-recessed chrome pendant head. Heads will be installed in accordance with approved Tenant's final plans and all other governing agencies and regulations.

   3. Toilet exhaust ductwork is available on each office floor for Tenant-installed executive toilets. Connections to this ductwork will be by the Landlord at the Tenant's expense.

                               EXHIBIT 4, SHEET 1

                                BUILDING SERVICES


A. GENERAL CLEANING (MONDAY THROUGH FRIDAY - EXCLUDING BUILDING HOLIDAYS)

    1. All stone, ceramic, tile, marble, terrazzo and other unwaxed flooring to be swept nightly, using approved dust-down preparation.

    2. All wood, linoleum, vinyl-asbestos, vinyl and other similar types of floors to be swept or dry mopped nightly, using dust-down preparation; all carpeting and rugs in the main traffic areas (corridors, reception areas, etc.) to be vacuumed nightly and all other carpeted areas to be vacuumed at least once each week.

    3. Wax all public areas monthly.

    4. Hand dust all furniture, files and fixtures nightly.

    5. Empty all waste receptacles nightly and remove waste paper and waste materials, including folded paper boxes and cartons, to designated area.

    6. Empty and clean all ash trays and screen all sand urns nightly.

    7. Wash and clean all water fountains and coolers nightly. Sinks and floors adjacent to sinks to be washed nightly.

    8. Hand dust all door and other ventilating louvers within reach, as necessary, but not less often than monthly.

    9. Dust all telephones as necessary.

    10. Keep lockers and janitors sink rooms in a neat, orderly condition at all times.

    11. Wipe clean all bright metal work as necessary.

    12. Check all stairwells throughout entire building nightly and keep in clean condition.

    13. Metal doors and trim of all public elevator cars to be properly maintained and kept clean.

B.  COMMON AREA LAVATORIES

    1. Sweep and wash all lavatory floors nightly, using proper non-scented disinfectants.

    2. Clean all mirrors, powder shelves, bright work and enameled surfaces in all lavatories nightly. Scour, wash and disinfect all basins, bowls and urinals using non-scented disinfectants.

                               EXHIBIT 4, SHEET 2

    3. Police lavatories during the day with matron or porter to pick up waste and replenish materials.

    4. Wash all toilet seats nightly.

    5. Fill toilet tissue holders nightly.

    6. Empty paper towel receptacles nightly.

    7. Empty sanitary disposal receptacles nightly.

    8. Thoroughly clean all wall tile and stall surfaces as necessary.

C. HIGH DUSTING

Do all high dusting (not reached in nightly cleaning) quarterly which includes the following:

    1. Dust all pictures, frames, charts, graphs, and similar wall hangings.

    2. Dust exposed pipes, ventilation and air conditioning louvers, ducts and high moldings.

D.  WINDOW CLEANING

    1. All exterior windows (except for any retail/commercial areas) from the second floor and above will be cleaned Wide and outside bi-monthly except when cleaning is rendered impracticable by inclement weather.

    2. Entrance doors and elevator lobby glass to be cleaned daily and kept in a clean condition at all times during the day.

    3. Wipe down all window frames as necessary but not less often than bi-monthly.

E. BUILDING LOBBIES

    1. Floors to be swept and washed or vacuumed nightly, and machine scrubbed according to Building Standard frequency.

    2. Carpeting in passenger elevators to be vacuumed nightly.

    3. Lobby walls to be dusted as often as necessary, but not less than weekly.

                               EXHIBIT 4, SHEET 3

    4. Screen and clean sand urns nightly.

    5. Clean all unpainted metal work in a manner appropriate to original finish.

F. PORTERS

   Necessary number of day porters under supervision will be assigned for the following services:

   1. Service all public and operating space throughout the Building.

   2. Keep elevators clean and neat during the day.

   3. Maintain lobbies clean and, during wet weather, mopped dry to the extent practicable.

   4. Dust and rub down all elevator doors, frames, telephone booths and directories daily.

   5. Sweep sidewalks, ramps, etc. daily.

   6. Clean roofs and setbacks as often as necessary.

   7. Maintain firehose and equipment clean.

   8. Lay and remove lobby runners as necessary.

   9.  Replenish toilet tissue, towels and other supplies in lavatories.

   10. Maintain fan rooms, motor rooms and air conditioning rooms in clean condition.

   11. Check stairways and keep same neat and clean during the day.

   12. Clean exterior columns, exterior signs and metal work, standpipe and sprinkler system, walkways and stairs as necessary.

   13. If directed by superintendent, fill towel and soap dispensers and perform any emergency cleaning required.

                               EXHIBIT 5, SHEET I

                      RENTABLE AREA AND ADJUSTMENT OF RENT


(1) MEASUREMENT STANDARDS -- SINGLE TENANCY FLOORS

Three steps, in sequence, are to be followed to determine the Total Rentable
Area: (i) Compute gross area; (ii) deduct certain areas; and (iii) add applicable share of areas to be apportioned. (See below paragraph (c).)

    (a) GROSS AREA: The gross area of a floor shall be the entire area within the exterior walls. If the exterior or demising wall consists in whole or part of windows, fixed clear glass or other transparent material, the measurement along the entire such wall shall be taken to a line established by the horizontal plane of the inside of the glass or other transparent material. If it consists solely of non-transparent material, the measurement shall be taken to the inside surface of the outer building wall. If a floor has no exterior wall within the property line, measurements shall be taken to the property line. If a floor has no full-height enclosing wall, measurements shall be taken to the edge of the floor slab. All shafts or penetrations, including their enclosing walls, containing services only for non-office components shall not be included in the gross area.

    (b) DEDUCTIONS FROM GROSS AREA: The following non-rentable building areas with one-half of their enclosing walls are to be deducted.

        1. Public elevator shafts and associated elevator machine rooms.

        2. Required egress stairways.

        3. Areas within the gross area which are to be apportioned pursuant to paragraph (c) below.

   (c) AREAS TO BE APPORTIONED:

       1. Common facilities including without limitation, all heating, ventilating, air conditioning, mechanical, electrical, cooling tower, telephone and other service floors, rooms or areas containing equipment or supplies (exclusive of any tenant's special air conditioning or mechanical area or facilities) and all public lobbies (including monumental stair and/or escalator), loading, and other common services areas, throughout and within the Building including one-half of their enclosing walls, are to be apportioned.

       2. Whenever the height of any room or space used for a heating, ventilating, air conditioning, mechanical, or electrical facility above the ground floor shall exceed the average story height in the Building by more than 25%, then the floor area of such room or space shall be determined by multiplying the actual floor area by the percentage that the height of the room or space exceeds the average story height, and adding the area so determined to the actual floor area of such room or space; however, if any such rooms or spaces penetrate the next higher floor, then the entire area of such room or space on both floors shall be apportioned under this paragraph (c).

                               EXHIBIT 5, SHEET 2

(2) MEASUREMENT STANDARDS -- MULTIPLE OCCUPANCY FLOORS

The sum of the Total Rentable Area for two or more tenants on a floor shall be the Total Rentable Area for that floor as computed in the manner for single tenancy floors.

Three steps are to be followed to determine the Total Rentable Area for each tenant on a multiple occupancy floor: (i) compute the Net Rentable Area for such floor pursuant to (a) below; (ii) compute the Net Rentable Area for each tenant pursuant to (b) below; and (iii) multiply the Total Rentable Area of such floor by a fraction whose numerator is the Net Rentable Area for such tenant and whose denominator is the Net Rentable Area for such floor.

      (a) NET RENTABLE AREA FOR ANY FLOOR: The Net Rentable Area shall be the gross area as described for single tenancy floors less the entire core area (measured to the finished enclosing walls thereof, but excluding any part of the core rented to a tenant) and public corridors measured to the corridor side of the enclosing walls thereof.

      (b) NET RENTABLE AREA FOR EACH TENANT: Exterior walls are to be measured as described in the procedure for gross area. Demising walls between tenants are to be equally divided. Corridor walls to the finished corridor side are to be included in the Net Rentable Area of each tenant.

      (c) RETAIL AREA: The Total Rentable Area of a store or other retail facility in the Building shall be computed in accordance with the foregoing measurement standards for multiple occupancy floors.

                               EXHIBIT 5, SHEET 3

(3) ADJUSTMENT OF TOTAL RENTABLE AREA AND RENT

    (a) Either party, not later than the last day of the third calendar month next beginning after the Term Commencement Date, may request that a recomputation of the Total Rentable Area be made by actual measurement of the premises in accordance with the standards stated in Exhibit 5 and at that party's own cost and expense. If the Total Rentable Area as so recomputed is more than or less than the Total Rentable Area as originally stated in Exhibit 1 and the Lease Plan, the Yearly Rent originally reserved hereunder shall be recomputed by multiplying such Yearly Rent by a fraction which shall have as the numerator the recomputed Total Rentable Area and as the denominator the Total Rentable Area as originally stated in Exhibit 1. The product of this multiplication shall be substituted in Exhibit 1 for the Yearly Rent, retroactive to the date such rent commenced. In addition, the Net Rentable Area and Total Rentable Area figures stand in Exhibit 1 shall be appropriately changed. Any payment due from either party to the other as a result of any adjustments made hereunder shall be paid promptly upon rendition of a statement by the party entitled to the additional rent, or rent refund, as the case may be.

    (b) If neither Landlord nor Tenant requests any adjustment as herein provided within the time limits prescribed, then the Landlord and Tenant shall be deemed to have consented to such Total Rentable Areas as originally stated in Exhibit 1, and shall be deemed to have waived any and all right to any adjustment or adjustments pursuant to the provisions of this Exhibit 5.

    (c) In the event of any adjustment pursuant to this Exhibit 5, Landlord and Tenant shall promptly execute a lease amendment in recordable form setting forth the recomputed figures resulting from such adjustment.

(4) The measurement standards set forth on this Exhibit 5 are used for the purpose of defining the area of the premises and do not uniformly coincide with the boundaries of the Unit as set forth in the Master Deed of the Condominium.

                               EXHIBIT 6, SHEET 1

Section 33.2 of the Ground Lease provides as follows (Rowes Wharf Associates is the "Tenant" referred to in said Section 33.2 and the Boston Redevelopment Authority is the "Landlord" referred to in said Section 33.2):

"33.2 Tenant has submitted and Landlord has approved a plan to ensure that workers are employed in the construction of the Improvements so that the worker hours on a craft-by-craft basis shall be performed as follows:

   (a) at least 50% of the total employee work hours in each trade by bona fide City of Boston residents:
   (b) at least 25% of the total employee work hours in each trade by minorities;
   (c) at least 10% of the total employee work hours in each trade by women.

For the purpose of this Section 33.2, worker hours shall include work performed by persons filling apprenticeship and on-the-job training positions. Such plan is as follows:

   (a) Tenant shall incorporate in every general construction contract or construction management agreement an enumeration of the foregoing worker hour goals and shall impose a responsibility upon any such general contractor or construction manager:

       (i)  to pursue the efforts enumerated in this Section 33.2 and

       (ii) to incorporate such worker hour goals in all subcontracts and impose upon all subcontractors the obligation to pursue such efforts.

   (b) Each Tenant, its contractor, and each subcontractor shall designate an individual to serve as affirmative action officer for the purpose of carrying out the efforts to achieve worker hour goals set forth herein.

   (c) Contemporaneously with the start of construction, the affirmative action officers and other interested representatives of Tenant, its Contractor and each subcontractor then selected shall hold a pre-job conference with appropriate union representatives of the construction trade unions for the purpose of reviewing the above worker hour goals and the manning requirements for construction activity over the life of the construction period.

   (d) Each request for qualified construction workers made by any person involved in the construction of the Improvements to a union hiring hall or business agent shall contain a recitation of such worker hour goals and a request that qualified referees for construction positions be selected in the same proportion as such goals; provided, however, that if at the time of any such manning request the requesting party's workforce composition falls short of any one or more of such goals, such manning request shall seek qualified referees in such proportion among such categories as would be necessary to more fully achieve such goals. In the event that the union hiring hall or business agent to which or whom such a manning request has been submitted fails to comply with such request, the affirmative action officer of such requesting party shall seek to verify that insufficient workers in the categories specified in such request are then shown on the unemployed list maintained by such union hiring hall or business agent by seeking to obtain an affidavit from the union hiring hall representative or business agent to such effect. Copies of any affidavit so obtained shall be forwarded to Landlord's affirmative action officer.

                               EXHIBIT 6, SHEET 2

   (e) All persons applying directly to the Contractor or any subcontractor for employment in construction on the project who are not employed by the party to whom application is made will be referred to Landlord's affirmative action officer and a written record of such referral shall be made, a copy of which shall be sent to such officer.

Tenant, its contractors, and each subcontractor shall maintain records reasonably necessary to ascertain compliance with the requirements of this
Section 33.2 for at least one year after the issuance of a Certificate of Occupancy for the first premises to be occupied by a tenant under an occupancy lease."

                                    EXHIBIT 7
                                    Holidays
                                  New Years Day
                              Washington's Birthday
                                  Memorial Day
                                 Fourth of July
                                    Labor Day
                                  Thanksgiving
                                    Christmas

                                 RIDER TO LEASE

               LANDLORD:  Rowes Wharf Associates
                 TENANT:  Hambrecht & Quist, Inc.

1.  PARKING

    During the term of the Lease, the Landlord will make available, at Tenant's written request, which request must be made within sixty (60) days of the Term Commencement Date, twelve (12) monthly parking passes for use in the garage ("Garage") in the Project. Tenant shall have no right to sublet, assign, or otherwise transfer said parking passes, provided however, that Tenant shall have the right to sublet or assign said parking passes to a subtenant, assignee, Affiliated Entity or Permitted Subtenant who is permitted to occupy the premises pursuant to Article 16-18* of the Lease. If Tenant fails timely to make such request for any such parking passes, Tenant shall have no right to obtain such parking passes under this Paragraph 1. Said parking passes shall be paid for by Tenant at the then current prevailing rate in the Garage, as such rate may vary from time to time. If, for any reason, Tenant shall fail timely to pay the charge for said parking passes after ten (10) days written notice to Tenant of such failure timely to pay, or if, for any reason, Tenant shall cease to use any of such parking passes, Tenant shall have no further right to such parking pass under this Paragraph 1. Said parking passes will be on an unassigned, non-reserved basis, and shall be subject to the rules and regulations from time to time in force.

2.  TENANT'S EXPANSION OPTION

    On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time) that Tenant is not in default of its covenants and obligations under the Lease and that only Hambrecht & Quist, Inc., an Affiliated Entity or Permitted Subtenant are occupying the premises then demised to Tenant, as of the Term Commencement Date in respect of the Expansion Area, as hereinafter defined, Tenant shall have the option to lease a portion ("Expansion Area") of the fourth (4th) floor of the Building. The Expansion Area shall be contiguous to the premises demised to Tenant under the Lease and shall contain between 3,000 and 5,000 square feet of Total Rentable Area, to be designated by Landlord.


    A.  EXERCISE OF RIGHTS TO EXPANSION AREA

        Tenant may exercise its option to lease the Expansion Area by giving written notice to Landlord on or before the Notice Date, defined in Subparagraph C of this Paragraph 2, in respect of the Expansion Area. If Tenant fails timely to give such notice, Tenant shall have no further right to lease the Expansion Area, time being of the essence of this Paragraph 2. Upon the timely giving of such notice, Landlord shall lease and demise to Tenant, and Tenant shall hire and take from Landlord, the Expansion Area, without the need for further act or deed by either party, for the term and upon all of the same terms and conditions of this Lease, except as hereinafter set forth.

     B.   EXPIRATION DATES OF OTHER LEASES IN EXPANSION AREA

          Landlord hereby agrees that if the Expansion Area is occupied by other tenant(s) during the Expiration Period, as hereinafter defined, the expiration date(s) of the lease(s) of such tenant(s) shall occur during the period ("Expiration Period") commencing as of the fifth (5th) anniversary of the initial Term Commencement Date and terminating as of the date immediately preceding the sixth (6th) anniversary of the initial Term Commencement Date. Landlord shall advise Tenant, upon written request made from time to time during the initial term of the Lease, of the expiration dates of the leases of other tenants of the Expansion Area. If such tenant(s) of the Expansion Area holds over in the Expansion Area after the expiration of the term of its lease, then Landlord shall use reasonable efforts (including commencing and diligently prosecuting summary process proceedings) to recover possession of the Expansion Area.

     C.   NOTICE DATE

          The Notice Date in respect of the Expansion Area shall be defined as follows:

          (a) If, as of the date twelve (12) months prior to the first day of the Expiration Period, any portion of the Expansion Area is vacant, the Notice Date in respect of the Expansion Area shall be the date twelve (12) months prior to the first day of the Expiration Period.

          (b) If, as of the date twelve (12) months prior to the first day of the Expiration Period, the entirety of the Expansion Area is occupied by a tenant(s), then the Notice

     Date in respect of the Expansion Area shall be twelve (12) months prior to the earliest expiration date of the lease of the tenant(s) of the Expansion Area.

     D.   LEASE PROVISIONS APPLYING TO EXPANSION AREA

          The leasing to Tenant of the Expansion Area shall be upon all the same terms and conditions of the Lease except as follows:

          (1) TERM COMMENCEMENT DATE

          If no tenant is occupying the Expansion Area (or any portion thereof) during the Expiration Period, then the Term Commencement Date in respect of the Expansion Area (or such portion thereof) shall be the first day of the Expiration Period. Otherwise, the Term Commencement Date in respect of the Expansion Area (or any portion thereof), shall be the later of: (i) the expiration date of the lease of the tenant occupying the Expansion Area, or such portion thereof, and (ii) the date that such tenant vacates the Expansion Area.

          (2)  YEARLY RENT

          The Yearly Rent payable in respect of the Expansion Area, or any portion thereof, shall be based upon (i.e. taking into account the amount of Operating Costs in the Base Year as set forth in Subparagraph B of Paragraph 3 of this Rider) the Fair Market Rental Value, as defined in Paragraph 3 of this Rider, of the Expansion Area, or such portion thereof, as of the Term Commencement Date in respect of the Expansion Area, or such portion thereof.

          (3)  CONDITIONS OF EXPANSION AREA

          The Expansion Area shall be delivered by Landlord and accepted by Tenant "as is", in its then (i.e. as of the Term Commencement Date in respect of the Expansion Area, or portion thereof) state of construction, finish and decoration, without any obligation for preparation or construction of such premises by Landlord for Tenant's occupancy. In implementation of the foregoing Article 4, Ex. 3-37* and
     Exhibit 3 of the Lease shall have no force and effect in respect of the initial preparation of the Expansion Area.

     E.  EXECUTION OF LEASE AMENDMENTS

     Notwithstanding the fact that Tenant's exercise of the above-described expansion option shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of the Expansion Area except that the Yearly Rent payable in respect of the Expansion Area and the Operating Costs in the Base Year in respect of the Expansion Area shall not be as set forth in such Amendment. Subsequently, after such Yearly Rent and Operating Costs in the Base Year are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein expansion option, unless otherwise specifically provided in such lease amendment.

3.   DEFINITION OF FAIR MARKET RENTAL VALUE

     For the purposes of this Rider:

     A. "Fair Market Rental Value" shall be computed as of the date in question at the then current annual rental charge (i.e., the sum of Yearly Rent plus escalation and other charges), including provisions for subsequent increases and other adjustments for new leases then currently being negotiated or executed in comparable space located in the Project, or if no new leases are then currently being negotiated or executed in the Project, the Fair Market Rental Value shall be determined by reference to new leases then currently being negotiated or executed for comparable space located elsewhere in first-class office buildings located in downtown Boston. In determining Fair Market Rental Value, the following factors, among others, shall be taken into account and given effect: size, location of premises, lease term, condition of building, and services provided by the landlord. For the purposes of this Subparagraph A, if a lease of comparable space is being "negotiated" (i.e. As opposed to "executed"), such lease shall constitute probative evidence in the determination of the Fair Market Rental Value in question, but all of the circumstances surrounding the negotiations between the parties shall be examined in determining the weight to be given such evidence.

    B. Notwithstanding anything to the contrary herein contained, the parties hereby agree that upon the determination of any Fair Market Rental Value, Landlord shall have the right, exercisable by written notice to Tenant on or before the time that Landlord gives Tenant its initial designation of Fair Market Rental Value: to change Operating Costs in the Base Year as stated on Exhibit 1 from the amount stated on Exhibit 1 to an amount equal to the actual amount of Operating Costs for the immediately preceding Operating Year. If Landlord shall exercise such right, the amount of Yearly Rent payable hereunder shall be commensurately adjusted to reflect such change in Operating Costs in the Base Year.

     C.  DISPUTE AS TO FAIR MARKET RENTAL VALUE

         Landlord shall initially designate Fair Market Rental Value and Landlord shall furnish data in support of such designation. If Tenant disagrees with Landlord's designation of a Fair Market Rental Value, Tenant shall have the right, by written notice given within thirty (30) days after Tenant has been notified of Landlord's designation, to submit such Fair Market Rental Value to arbitration. Fair Market Rental Value shall be submitted to arbitration as follows: Fair Market Rental Value shall be determined by impartial arbitrators, one to be chosen by the Landlord, one to be chosen by Tenant, and a third to be selected, if necessary, as below provided. The unanimous written decision of the two first chosen, without selection and participation of a third arbitrator, or otherwise, the written decision of a majority of three arbitrators chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen arbitrator within ten (10) days following the call for arbitration and, unless such two arbitrators shall have reached a unanimous decision within thirty (30) days after their designation, they shall so notify the President of the Boston Bar

Association (or such organization as may succeed to said Boston Bar Association) and request him to select an impartial third arbitrator, who shall be an office building owner, a real estate counsellor or a broker dealing with like types of properties, to determine Fair Market Rental Value as herein defined. Such third arbitrator and the first two chosen shall, subject to commercial arbitration rules of the American Arbitration Association, hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. Landlord and Tenant shall bear the expense of the third arbitrator (if any) equally. The fifth (5th) sentence of Article 29.5 of the Lease is hereby incorporated by reference in this Subparagraph C. If the dispute between the parties as to a Fair Market Rental Value has not been resolved before the commencement of Tenant's obligation to pay rent based upon such Fair Market Rental Value, then Tenant shall pay Yearly Rent and other charges under the Lease in respect of the premises in question based upon the Fair Market Rental Value designated by Landlord until either the agreement of the parties as to the Fair Market Rental Value, or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of rent and other charges to Landlord, or Landlord shall refund any overpayment of rent and other charges to Tenant.

      SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT

    This Agreement is dated as of the lst day of August, 1987, by and among BANK OF NEW ENGLAND, a national banking association, having a principal place of business at 28 State Street, Boston, Massachusetts 02109 ("Mortgagee"), HAMBRECHT & QUIST, INC., a California corporation, having its principal place of business at 235 Montgomery Street, San Francisco, California 94104 ("Tenant"), and ROWES WHARF ASSOCIATES, a Massachusetts joint venture having its principal office at One Post Office Square, Suite 3400, Boston, Massachusetts 02109 ("Landlord").

     The following sets forth the background to this Agreement:

    A. By lease dated August 25, 1987 (hereinafter referred to as the "Lease"), Landlord leased to Tenant certain space and improvements (the "Leased Space") located in the 15-story mixed use project (the "Project") now under construction on the real estate commonly known as Rowes Wharf, Boston, Massachusetts, and more particularly described in Exhibit A attached hereto and incorporated herein by reference.

     B. Prior hereto, Landlord has granted to Mortgagee a mortgage (the "Mortgage") on the Project in connection with Mortgagee's financing of the construction of the Project.

    C. Tenant has been requested by Mortgagee and Landlord to enter into a subordination agreement with Mortgagee and Landlord.

    D. Mortgagee has been requested by Tenant and by Landlord to enter into a non-disturbance agreement with Tenant.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant, Landlord and Mortgagee hereby agree as follows:

    1. Subject to the terms of this Agreement, the Lease, and all of the rights of Tenant thereunder, are, and shall remain, fully subordinated to the Mortgage and the lien thereof, to any renewal, substitution, extension or replacement of the Mortgage and to all subsequent advances and disbursements under the Mortgage. However, without limiting the generality of the foregoing:

     (i) Mortgagee shall have the right to dispose of any proceeds payable under all policies of fire and rent insurance in the manner set forth in the Mortgage notwithstanding anything to the contrary set forth in the Lease; and

     (ii) Mortgagee shall have the right to dispose of any award other compensation made for any taking by eminent domain or act of or pursuant to governmental authority of any part of the Project, including the Leased Space, or the Term, as defined in the Lease, in the manner set forth in the Mortgage notwithstanding anything to the contrary contained in the Lease.

    2. From time to time, within ten (10) days following its written request by Mortgagee, Tenant shall provide Mortgagee with a so-called Estoppel Certificate certifying to such facts as Mortgagee may reasonably request, including, without limitation, that no defaults (to the best of Tenant's knowledge), claims, offsets or events or situations which, with notice and/or the passage of time, could become a default or the basis for a claim or offset against or by Tenant or Landlord, exist under the Lease or, if any of the same exist, certifying and describing such items as are in existence.

    3. Tenant shall not, without the prior written consent in each instance of Mortgagee, (i) pay rent or other sums due under the Lease more than thirty
(30) days in advance of the due date therefor established by the Lease, nor (ii) make or execute any modification, alteration, amendment or change in the provisions of the Lease, nor (iii) terminate the Lease except as provided therein. With respect to clauses (ii) and (iii) of this paragraph, Mortgagee agrees not to unreasonably withhold or delay its consent.

    4. Mortgagee shall have no responsibility, liability or obligation to cure any defaults by Landlord under the Lease, nor shall Mortgagee be subject to claims, defenses, or offsets under the Lease or against Landlord possessed by Tenant and which arise or existed prior to the foreclosure of the Mortgage or Mortgagee's acceptance of a deed in lieu thereof. If Mortgagee shall foreclose the Mortgage or accept a deed in lieu thereof, it shall do so free and clear of all prior defaults, claims, defenses or offsets which Tenant may have under the Lease and shall not be liable or responsible to Tenant for any act or omission by any prior holder of the Landlord's interest in and to the Lease (including, without limitation, Landlord). Nothing herein shall relieve the Mortgagee of any obligation which accrues from and after the earlier to occur of the date on which the Mortgagee takes possession of the premises or takes title thereto.

    5. In the event of foreclosure of the Mortgage, or in the event that Landlord shall give Mortgagee a deed in lieu thereof, Tenant agrees to attorn to and accept the Mortgagee as landlord under the Lease for the balance then remaining of the term of the Lease subject to all of the terms and conditions of the Lease, except that Tenant agrees that Mortgagee shall not be (a) liable for any action or omission of any prior landlord under the Lease, or (b) subject to any offsets or defenses which Tenant might have against any prior landlord, or
(c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord, or (d) bound by any security deposit which Tenant may have paid to any landlord, unless such deposit is in an escrow fund available to Mortgagee or Mortgagee is otherwise holding the same, or (e) bound by any amendment or modification of the Lease made without Mortgagee's consent (which consent shall not be unreasonably withheld or delayed). Such attornment shall be effective and self-operative without the execution of any further instruments on the part of the parties hereto immediately upon the Mortgagee succeeding to the interest of the Landlord in the Leased Space.
Tenant agrees, however, upon the election of and written demand by Mortgagee within twenty (20) days after Mortgagee succeeds to the interest of the Landlord in the Leased Space to execute an instrument in confirmation of the foregoing provisions, satisfactory to Mortgagee, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy.

     6. In consideration of the foregoing agreements of Tenant, Mortgagee agrees that so long as the Tenant is not in default under the Lease, taking into account notice and grace provisions of the Lease, (a) it will not disturb possession of Tenant under the Lease upon any foreclosure of the Mortgage, or upon the acceptance of a deed in lieu thereof, (b) the Lease and the rights of Tenant thereunder shall survive any exercise of remedies under the Mortgage by Mortgagee which might otherwise terminate cut-off, or modify the Lease, including, without limitation, any foreclosure and/or sale of the Project which are the subject of the Mortgage for the term and any extension thereof set forth in the Lease, with the same force and effect as if Mortgagee and Tenant entered into the Lease as landlord and tenant, respectively, with liability thereunder to each other as set forth in the Lease, subject, however, to the provisions of
Section 3, 4 and 5 above.

    7. Whenever Tenant shall send Landlord any notices alleging deficiency in Landlord's performance under the Lease (whether required by the terms of the Lease or otherwise), Tenant shall send a copy of such notice to Mortgagee.

    8. Landlord and Tenant hereby agree that upon the satisfaction in full of the indebtedness secured by the Mortgage this Subordination, Attornment and Nondisturbance Agreement shall become null and void, except as the terms hereof may survive in the case of a "foreclosure" or "foreclosure sale" under the provisions of Paragraph 9 hereof.

    9. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns. As used herein, the term "Tenant" shall include the Tenant, its successors and assigns; the words "foreclosure" and "foreclosure sale" as used herein shall be deemed to include the acquisition of Landlord's estate in the Project, including the Leased Space, by voluntary deed (or assignment) in lieu of foreclosure, and the word "Mortgagee" shall include the Mortgagee herein specifically named or any of its successors and assigns, including anyone who shall have succeeded to Landlord's interest in the Leased Space by, through or under foreclosure of the Mortgage, including, without limitation, any purchaser at a foreclosure sale.

    10. Whenever notice, demand or a request may properly be given hereunder, the same shall always be sufficiently given only if in writing and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

    (a)   to the Landlord at One Post Office Square, Suite 3400,
          Boston, Massachusetts 02109, Attention: Edwin N. Sidman, with copies given simultaneously to McCormack & Putziger, 265 Franklin Street, Boston, Massachusetts 02110, Attention: Myrna Putziger, Esq., and to Rubin and Rudman, Three Center Plaza, Boston, Massachusetts 02108,
          Attention: Raymond M. Kwasnick, Esq., or at such other address or addresses as may be designated by notice given as provided in this
          Section 10;

      (b) to Tenant at 235 Montgomery Street, San Francisco, California 94104, or at such other address or addresses as may be designated by notice given as provided in this Section 10;

      (c) to the Mortgagee at 28 State Street, Boston, Massachusetts 02109,
          Attention: Mark C. Hargrave, III, with a copy given simultaneously to Goulston & Storrs, 400 Atlantic Avenue, Boston, Massachusetts 02210, Attention: Phillip J. Nexon, Esq., or at such other address or addresses as may be designated by the Mortgagee by notice given as provided in this Section 10;

          and only upon receipt, or tender for delivery, at such address, to a person apparently authorized to receive official communications at such address, during regular business hours of the addressee. Transmittal by a recognized private express carrier or by hand shall have the same effect as a notice mailed as aforesaid.

    11. This agreement shall be governed by, and construed under the laws of the Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, the parties hereto have caused the execution hereof as of the day and year first above written.

                                   HAMBRECHT & QUIST, INC.


                                   By:  /s/ Gary E. Koenig
                                      ----------------------------------------
                                      Its Gary E. Koenig, Managing Director
                                      Hereunto duly authorized
                                      (Tenant)

                                   BANK OF NEW ENGLAND, N.A.

                                   By:
                                      ----------------------------------------
                                       Its
                                       Hereunto duly authorized
                                       (Mortgagee)

                                   ROWES WHARF ASSOCIATES

                                   By:  Rowes Wharf Limited
                                        Partnership, a general
                                        partner

                                        BY:
                                           -----------------------------------
                                           A general partner

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK, SS.
                                                         31 AUG., 1987

    Then personally appeared the above-named Gary E. Koenig of HAMBRECHT & QUIST, INC., and acknowledged the foregoing to be his free act and deed and the free act and deed of HAMBRECHT & QUIST, INC., before me.


                                        [SIGNATURE UNREADABLE]
                                   ----------------------------------------
                                   Notary Public
                                   My Commission  expires:  [Stamp unreadable]


COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK, SS.
                                                         Oct. 13, 1987

     Then personally appeared the above-named Mark C. Hargrove III of BANK OF NEW ENGLAND and acknowledged the foregoing to be his free act and deed and the free act and deed of THE BANK OF NEW ENGLAND, before me.

                                      /s/ Tamra A. Greene
                                   ----------------------------------------
                                   Notary Public
                                   My Commission expires: Dec. 4, 1992

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK, SS.                                     Sept. 17, 1987

    Then personally appeared the above-named [Name unreadable] a general partner of Rowes Wharf Limited Partnership, a general partner of Rowes Wharf Associates, and acknowledged the foregoing to be his free act and deed, the free act and deed of Rowes Wharf Limited Partnership, and the free act and deed of Rowes Wharf Associates, before me.

                                   [SIGNATURE UNREADABLE]
                                   ----------------------------------------
                                   Notary Public
                                   My Commission expires: 1/30/92

                                    EXHIBIT A
 PARCEL A
   A parcel of land and water known as Rowes and Fosters Wharves, on Atlantic Avenue in Boston, Suffolk County, Massachusetts, bounded and described as follows:

   Beginning at a point on the easterly sideline of Atlantic Avenue, said point being the northwest corner of the property to be described, said property being now or formerly of the Boston Redevelopment Authority, said point of beginning having a Massachusetts Coordinate System value of X=721,346.69 and Y=494,815.18;

   Thence running N 71 degrees 12' 21" E along land or formerly of First City Developments Corp. of Boston - Harbor Towers II, a distance of six hundred forty-six and 50/100 (646.50) feet to a point on the State Harbor Line and former United States Pierhead & Bulkhead Line established by the War Department on April 24, 1940;

   Thence turning and running S 28 degrees 55' 55" W along said State Harbor Line and former United States Pierhead & Bulkhead Line a distance of eight hundred fifty and 01/100 (850.01) feet to a point;

   Thence turning and running N 69 degrees 05' 34" W along a line perpendicular to the Harbor Line in Boston Harbor established by Chapter 170 of the Acts of 1880 a distance of thirty-three and 12/100 (33.12) feet to a point;

   Thence turning and running N 78 degrees 09' 39" W along land now or formerly of Atlantic Avenue Limited Partnership, a distance of two hundred one and 29/100 (201.29) feet to a point;

  Thence turning and running N 9 degrees 10' 35" E, along the easterly sideline of said Atlantic Avenue, a distance of two hundred thirty-one and 00/100 (231.00) feet to a point;

Thence turning and running N 2 degrees 11' ll" W along the easterly sideline of said Atlantic Avenue, a distance of two hundred fifty-four and 67/100 (254.67) feet to the point of beginning, said parcel containing 234,224 square feet, more or less and being shown on a plan entitled "Property Line Plan for The Beacon Companies, Atlantic Avenue, Boston, Massachusetts" dated April 16, 1984, Scale 1 inch = 40 feet, prepared by Cullinan Engineering Co., Inc., recorded with Suffolk Registry of Deeds at Book 11419, Page 10.

PARCEL B

   That certain parcel of land beneath the surface of Atlantic Avenue in Boston, Suffolk County, Massachusetts shown on a plan entitled "Taking Plan, Rowes Wharf/Fosters Wharf Redevelopment Project, Boston Redevelopment Authority, Boston (Suffolk County) Massachusetts" prepared by Cullinan Engineering Co., Inc., Civil Engineers & Land Surveyors, Scale 1" = 20', dated November 27, 1984 recorded with Suffolk Registry of Deeds at Book 11351, Page 193, bounded and described as follows:

   Beginning at a point on the easterly sideline of Atlantic Avenue, said point being the northeast corner of the property to be described, said property being now or formerly of the Boston Redevelopment Authority, said point of beginning having a Massachusetts Coordinate System value of X=721,346.69 and Y=494,815.18;

   Thence turning and running S 2 degrees 11' 11" E along the easterly sideline of said Atlantic Avenue, a distance of two hundred fifty-four and 67/100 (254.67) feet to a point;

   Thence turning and running S 9 degrees 10' 35" W, along the easterly sideline of said Atlantic Avenue, a distance of two hundred eight and 81/100 (208.81) feet to a point;

   Thence turning and running N 78 degrees 09' 39" W along land now or formerly of the City of Boston, a distance of eleven and 09/100 (11.09) feet to a point;

   Thence turning and running in an arc curving to the left having a radius of one thousand two hundred thirty-four and 88/100 (l,234.88) feet for a distance of four hundred fifty-seven and 70/100 (457.70) feet to a point;

   Thence running N 71 degrees 12' 21" E along land of the City of Boston, a distance of eleven and 95/100 (11.95) feet to the point of beginning,

said parcel being located vertically beneath the sidewalk between elevation
19.00 and 18.60 and continuing below.

                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                             Boston, Massachusetts  02110
                                   ("the Building")

                                   FIRST AMENDMENT
                                  September 4, 1987

  ----------
  |      LANDLORD:      Rowes Wharf Associates
  |
  |      TENANT:        Hambrecht & Quist, Inc.
  |
  |      ORIGINAL
  |      PREMISES:      An area on the fourth (4th) floor of the Building,
  |                     substantially as shown on Lease Plan, Exhibit 2 dated
  |                     June 22, 1987.
  |
  |
ORIGINAL LEASE
LEASE    EXECUTION
DATA:    DATE           June 22, 1987
  |
  |      TERMINATION
  |      DATE:          Ten (10) years after the Term Commencement Date in
  |                     respect of the Original Premises.
  |
  |      PREVIOUS
  |      LEASE
  |      AMENDMENTS:    None
  ----------

         FIRST
         AMENDMENT
         ADDITIONAL
         PREMISES:      An area consisting of approximately 3,065 square feet
                        of Total Rentable Area on the fourth (4th) floor of the Building, contiguous to the Original Premises, substantially as shown on Lease Plan, Exhibit 2, First
                        Amendment dated September 4,1987, a copy of which is attached hereto and incorporated by reference herein.


    WHEREAS, Tenant desires to lease additional premises in the Building, to wit, the First Amendment Additional Premises; and

    WHEREAS, Landlord is willing to lease the First Amendment Additional Premises to Tenant on the terms and conditions hereinafter set forth;

    NOW THEREFORE, the above-described lease, ("the Lease"), is hereby amended as follows:

                                  EXHIBIT 1, SHEET 3
                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                                Boston, Massachusetts
                                   (the "Building")

                        Tenant:   Hambrecht & Quist, Inc.
                                  -----------------------

                Execution Date:   June 22, 1987
                                  -------------


                                  In no event shall the Yearly Rent during this time period exceed Forty-Six ($46.00) Dollars per square foot or Total Rentable Area of the premises per annum, with no change in the definition of what constitutes Operating Costs in the Base Year as set forth below.

Art. 7        Total Rentable Area:  14,323 square feet
                                    ------

Art. 8.       Electric current will not be furnished by Landlord to Tenant.

Art. 9        Operating Expense Escalation:

                   Operating Costs in the Base Year:  The product of (x) $10.00 multiplied by (y) the sum total (aggregate) of the Total Rentable Areas of the Unit which, for the purposes hereof, shall not include any areas designated by Landlord for retail use, so long as the cost of operating services for such retail tenants are not included in Operating Costs.

                   Tenant's Proportionate Share:  A fraction, the numerator of which is the Total Rentable Area of the premises and the denominator of which is the sum total (aggregate) of the Total Rentable Areas of the Unit, limited as aforesaid.

Art. 12;      Additional Insured Parties: Boston Redevelopment Authority; The
     13(d);   Board of Managers of The Condominium at Rowes Wharf
     15.2;
     18

Art. 29.3     Broker: The Robbins Group
                      -----------------

Art. 29.5     Arbitration:  Massachusetts; Superior Court
                            -----------------------------
              Exhibit Dates:  Lease Plan, Exhibit 2 dated June 22, 1987
                              -----------------------------------------

    1.   DEMISE OF THE FIRST AMENDMENT ADDITIONAL PREMISES.

    Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the First Amendment Additional Premises for a term commencing as of the Term Commencement Date in respect of the First Amendment Additional Premises. Said demise of the First Amendment Additional Premises shall be upon all of the same terms and conditions of the Lease (including, without limitation, Yearly Rent, rental rate and Operating Costs in the Base
Year) except:

         A. The Term Commencement Date in respect of the First Amendment Additional Premises shall be the date the First Amendment Additional Premises are deemed ready for Tenant's occupancy under the provisions of Article 4.2, subject to the provisions of the last sentence of Article 3.1.(b).

         B. The Specified Commencement Date in respect of the First Amendment Additional Premises is March 9, 1988.

         C. The Termination Date in respect of the First Amendment Additional Premises shall be the date ten (10) years after the Term Commencement Date in respect of the Original Premises.

         D. The Rent Commencement Date in respect of the First Amendment Additional Premises (i.e. the date on which Tenant's obligation to pay Yearly Rent in respect of the First Amendment Additional Premises commences to accrue) shall be the date eight (8) months after the Term Commencement Date in respect of the Original Premises.

         E. The Final Plans Date in respect of the First Amendment Additional Premises is November 9, 1987.

         F. Paragraph 2 of the Rider to the Lease is hereby deleted in its entirety and of no further force or effect.

         G.   Notwithstanding anything to the contrary in Subparagraph E(1) of
Article 16-18* of the Lease contained, the definition of the "Permitted Sublet Area" is hereby deleted and the following is substituted in its place:

              "Permitted Sublet Area" shall be defined as any portion of the premises (including the First Amendment Additional Premises) containing no more than 3,000 square feet of Total Rentable Area in total.

         H. Any other provisions of the Lease inconsistent with this Amendment or the state of facts contemplated hereby.

    2.   EXHIBIT 1.

    Exhibit 1, Sheets 1, 2, 3 and 4 dated June 22, 1987 is hereby deleted in its entirety and Revised Exhibit 1, First Amendment, Sheets 1, 2, 3, 4 and 5 dated September 4, 1987, attached hereto and incorporated herein by reference, is substituted in its place.

    3.   PARKING.

    During the term of the Lease in respect of the First Amendment Additional Premises, the Landlord will make available to Tenant three (3) additional parking spaces for use in the Garage. Tenant's use of said additional parking spaces shall be on all of the same terms and conditions applicable to the parking spaces made available to Tenant pursuant to Paragraph 1 of the Rider to the Lease.

    4. Titles and paragraph headings are for reference purposes and the convenience of the parties only and shall have no bearing upon nor force or effect in respect of the interpretation and application of the substantive provisions in this Amendment contained.

    As herein amended, the Lease is ratified, approved, and confirmed in all respects.

    WHEREFORE, the parties have hereunto set their hands and seals as of the date first written above.


LANDLORD:                         TENANT:
ROWES WHARF ASSOCIATES            HAMBRECHT & QUIST, INC.


By:                               By: /s/ (illegible signature)
   ----------------------------       ---------------------------------
   A General Partner of Rowes         (Name)                  (Title)
   Wharf Limited Partnership          Hereunto Duly Authorized


Date Signed:                      Date Signed: 10/12/87
           -------------------                 ----------

                     REVISED EXHIBIT 1, FIRST AMENDMENT, SHEET 1

                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                             Boston, Massachusetts  02110
                                   (the "Building")

                                    REFERENCE DATA

Execution Date:  SEPTEMBER 4, 1987
                 -----------------

Tenant:          HAMBRECHT & QUIST, INC.
                 ---------------------------------------------------------------
                                            (name)

                 A CALIFORNIA CORPORATION
                 ---------------------------------------------------------------
                             (description of business organization)

                 235 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA  94104
                 ---------------------------------------------------------------
                        (principal place of business-mailing address)

LANDLORD:        ROWES WHARF ASSOCIATES, a joint venture by and between THE

                 EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (a
                 New York corporation) and ROWES WHARF LIMITED PARTNERSHIP
                 (a Massachusetts limited partnership). Landlord is the Tenant under a Ground Lease of the Project Site, as hereinafter defined, dated July 25, 1985 by and between the Boston Redevelopment Authority, as Landlord, and Rowes Wharf Associates, as Tenant, notice of which is recorded at Book 11846, Page 173 in the Suffolk Registry of Deeds; and Landlord is the Tenant under an Office/Retail Unit Lease of the Unit, as hereinafter defined, dated as of July 25, 1985 by and between the Boston Redevelopment Authority, as Landlord, and Rowes Wharf Associates, as Tenant, notice of which is recorded at Book 11846, Page 180 in said Deeds. Whenever the term "Ground Lease" is used in this Lease, such term shall mean the above-referenced Ground Lease, during the term of said Ground Lease, and shall thereafter mean the above-referenced Office/Retail Unit Lease during the term of said Office/Retail Unit Lease.

PROJECT SITE:    Premises situated on Atlantic Avenue, Boston, Massachusetts, constituting both land and water area, as more particularly described in the Master Deed hereinafter referenced.

PROJECT:         The multi-use project (to be) constructed on the Project Site.

UNIT: The Office/Retail Unit in that certain condominium ("Condominium") known as The Condominium at Rowes Wharf (to be) created by the Master Deed referred to in the Ground Lease, as more particularly described in the Office/Retail Unit Lease. The Unit is located on the Project Site. The

                                                                 Please Initial
                                                                 x (illegible)
                                                                 --------------

                     REVISED EXHIBIT 1, FIRST AMENDMENT, SHEET 2
                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                             Boston, Massachusetts  02110
                                   (the "Building")

                           Tenant:  Hambrecht & Quist, Inc.
                   Execution Date:  September 4, 1987


                        portion of the Building in which the Premises are located is contained within the Unit.

Art. 2        Original Premises:  An area on the fourth (4th) floor of the
                                  Building, substantially as shown on Lease
                                  Plan, Exhibit 2.

              First Amendment
              Additional Premises:     An area on the fourth (4th) floor of the
                                       Building, contiguous to the Original
                                       Premises, substantially as shown on
                                       Lease Plan, Exhibit 2, First Amendment.

Art. 3.1      Specified Commencement Date in
              respect of the Original Premises:  March 9, 1988
                                                 -------------

              Specified Commencement Date in
              respect First Amendment Additional
              Premises:                          March 9, 1988
                                                 -------------

Art. 3.2      Termination Date:  Ten (10) years after the Term Commencement
                                 Date in respect of the Original Premises.
                                 -----------------------------------------

Art. 4.3 Final Plans Date in respect of Original Premises and First Amendment additional Premises: November 9, 1987
                                              ----------------

Art. 5        Use of Premises:  General business offices
                                ------------------------

                                                                 Please Initial
                                                                 x (illegible)
                                                                 --------------

                     REVISED EXHIBIT 1, FIRST AMENDMENT, SHEET 3
                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                             Boston, Massachusetts  02110
                                   (the "Building")

                           Tenant:  Hambrecht & Quist, Inc.
                   Execution Date:  September 4, 1987

Art. 6        Yearly Rent:

                     LEASE YEAR*                      YEARLY RENT

                        1**                      Thirty ($30.00) Dollars per
                                                 square foot of the Total
                                                 Rentable Area of the Original
                                                 Premises and the First
                                                 Amendment Additional Premises.

                        2                        Thirty-One ($31.00) Dollars per
                                                 square foot of the Total
                                                 Rentable Area of the Original
                                                 Premises and the First
                                                 Amendment Additional Premises.

                        3-5 Thirty-Eight ($38.00) Dollars per square foot of the Total
                                                 Rentable Area of the Original
                                                 Premises and the First
                                                 Amendment Additional Premises.

                       6-10 The Yearly Rent during this time period shall be based upon the Fair Market Rental
                                                 Value, as defined in Paragraph
                                                 3 of the Rider to the Lease,
                                                 of the premises then demised
                                                 to Tenant as of the
                                                 commencement of Lease Year 6
                                                 (provided, however, that there
                                                 shall be no change in
                                                 Operating Costs in the Base
                                                 Year).  In no event shall the
                                                 Yearly Rent during this time
                                                 period exceed Forty-Six
                                                 ($46.00) Dollars per quare
                                                 foot of Total Rentable Area of
                                                 the

____________________________
* For the purposes hereof, "Lease Year" shall be defined as any twelve-(12)- month period commencing as of the Term Commencement Date in respect of the Original Premises or as of any anniversary of the Term Commencement Date in respect of the Original Premises.

** Subject to Art. 6-6* of the Lease and to Paragraph 1 (D) of the First Amendment.

                                                                 Please Initial
                                                                 x (illegible)
                                                                 --------------

                     REVISED EXHIBIT 1, FIRST AMENDMENT, SHEET 4
                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                             Boston, Massachusetts  02110
                                   (the "Building")

                           Tenant:  Hambrecht & Quist, Inc.
                   Execution Date:  September 4, 1987

                                             premises per annum, with no change
                                             in the definition of what
                                             constitutes Operating Costs in the
                                             Base Year as set forth below.

Art. 7         Total Rentable Area:  Original Premises        14,323 square feet
                                     First Amendment
                                        Additional Premises    3,065 square feet
                                                              ------------------
                                     Total                    17,388 square feet

Art. 8         Electric current will not be furnished by Landlord to Tenant.

Art. 9         Operating Expense Escalation
               in respect of Original Premises*
               and First Amendment Additional Premises*

                    Operating Costs in the Base Year:  The product of (x) $10.00 multiplied by (y) the sum total (aggregate) of the Total Rentable Areas of the Unit which, for the purposes hereof, shall not include any areas designated by Landlord for retail use, so long as the cost of operating services for such retail tenants are not included in Operating Costs.

                    Tenant's Proportionate Share:  A fraction, the numerator of which is the Total Rentable Area of the Original Premises and the First Amendment Additional Premises and the denominator of which is the sum total (aggregate) of the Total Rentable Areas of the Unit, limited as aforesaid.

Art. 12;       Additional Insured Parties:  Boston Redevelopment Authority; The
     13(d);    Board of Managers of the Condominium at Rowes Wharf
     15.2;
     18

Art. 29.3      Broker:  The Beacon Companies
                        --------------------

__________________________

*Tenant's obligation to pay Operating Expenses Excess in respect of the Original Premises and the First Amendment Additional Premises shall not commence to accrue until the Rent Commencement Date in respect of the Original Premises.

                                                                 Please Initial
                                                                 x (illegible)
                                                                 --------------

                     REVISED EXHIBIT 1, FIRST AMENDMENT, SHEET 5
                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                             Boston, Massachusetts  02110
                                   (the "Building")

                           Tenant:  Hambrecht & Quist, Inc.
                   Execution Date:  September 4, 1987

Art. 29.5      Arbitration:  Massachusetts; Superior Court
                             -----------------------------

               Exhibit Dates:  Lease Plan, Exhibit 2 dated June 22, 1987
                               Lease Plan, Exhibit 2, First Amendment dated
                               September 4, 1987
                               --------------------------------------------



LANDLORD:                                 TENANT:

ROWES WHARF ASSOCIATES                    HAMBRECHT & QUIST, INC.
c/o Rowes Wharf Limited Partnership       235 Montgomery Street
One Post Office Square                    San Francisco, California  94104
Boston, Massachusetts  02109


By                                        By: x /s/ (illegible)
  --------------------------------           ----------------------------------
  General Partner                            (Name)              (Title)
  Rowes Wharf Limited Partnership            Hereunto Duly Authorized


Date Signed:                              Date Signed:     10/12/87
              -----------------                         -----------------------

                                                                 Please Initial
                                                                 x (illegible)
                                                                 --------------

                                      Exhibit 2

                                     [Lease Plan]

                         Atlantic Avenue Building South
                                 50 Rowes Wharf
                           Boston, Massachusetts 02110
                                ("the Building")

                                SECOND AMENDMENT
                                ----------------
                                  May 26, 1988

     --------------------
     |         LANDLORD:           Rowes Wharf Associates
     |
     |         TENANT:             Hambrecht & Quist, Inc.
     |
     |         EXISTING
     |         PREMISES:           Areas on the fourth (4th) floor of the
     |                             Building, substantially as shown on Lease
     |                             Plan, Exhibit 2, dated June 22, 1987, and on
     |                             Lease Plan, Exhibit 2, First Amendment dated
     |                             September 4, 1987.
   ORIGINAL
   LEASE       LEASE
   DATA        EXECUTION
     |         DATE:               June 22, 1987
     |
     |         TERMINATION
     |         DATE:               March 31, 1998
     |
     |         PREVIOUS
     |         LEASE
     |         AMENDMENTS:         First Amendment dated September 4, 1987
     |
     --------------------
               STORAGE
               PREMISES:           An area consisting of approximately 245
                                   square feet Net Rentable Area on Lower Level
                                   One of the Building, substantially as shown on Lease Plan, Exhibit 2, Second Amendment dated May 26, 1988, a copy of which is attached hereto and incorporated by reference herein.

     WHEREAS, Tenant desires to lease the Storage Premises; and

     WHEREAS, Landlord is willing to lease the Storage Premises to Tenant on the terms and conditions hereinafter set forth;

     NOW THEREFORE, the above-described lease, as previously amended ("the Lease"), is hereby further amended as follows:

     1.   DEMISE OF THE STORAGE PREMISES.

     Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Storage Premises for a term commencing as of the Term Commencement Date in respect of the Storage Premises, as hereinafter defined, and terminating as of

March 31, 1998. Said demise of the Storage Premises shall be upon all of the same terms and conditions of the Lease except:

          A. The Specified Commencement Date in respect of the Storage Premises is June 15, 1988.

          B. The Term Commencement Date in respect of the Storage Premises shall be the earlier of (x) June 15, 1988 or (y) the date the Tenant first commences to use of the Storage Premises in accordance with Subparagraph G of this Paragraph 1.

          C. The Yearly Rent payable in respect of the Storage Premises shall be as follows:

     Lease Year*         Yearly Rent              Monthly Rent
     -----------         -----------              ------------
          1                $4,899.96                   $408.33
          2                $5,046.96                   $420.58
          3                $5,198.40                   $433.20
          4                $5,354.40                   $446.20
          5                $5,515.08                   $459.59
          6                $5,680.56                   $473.38
          7                $5,850.96                   $487.58
          8                $6,026.52                   $502.21
          9                $6,207.36                   $517.28
          10               $6,393.60                   $532.80

          D. The Term Commencement Date and the Rent Commencement Date in respect of the Storage Premises shall be the Term Commencement Date in respect of the Storage Premises.

          E. Tenant shall have no obligation to pay Operating Expense Excess in respect of the Storage Premises.

          F. Landlord shall have no obligation to provide any services to the Storage Premises other than electricity for the electric lighting fixture in the Storage Premises.

          G. Tenant shall use the Storage Premises for storage purposes in connection with its use of the Existing Premises and for no other purposes whatsoever.

          H. Articles 6-6*, 9, 16-18* of the Lease, Paragraph 1 of the Rider to the Lease, and Paragraphs 1(G) and 3 of the First Amendment shall have no applicability to nor any force or effect in respect of the Storage Premises.


- -------------------------
* For the purposes of this Second Amendment, "Lease Year" shall be defined as any twelve-(12)-month period commencing as of the Term Commencement Date in respect of the Storage Premises or as of any anniversary of the Term Commencement Date in respect of the Storage Premises.

          I. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

     2.   CONDITION OF STORAGE PREMISES.

          A. Whereas the Storage Premises are already finished space, Article 4, Ex. 3-37* and Exhibit 3 of the Lease shall have no force and effect upon nor applicability to the Storage Premises and Tenant hereby accepts the Storage Premises "as-is" (i.e. in the condition which they are in as of the Term Commencement Date in respect of the Storage Premises) without any obligation on the part of Landlord to prepare or construct the Storage Premises for Tenant's occupancy.

     3. Titles and paragraph headings are for reference purposes and the convenience of the parties only and shall have no bearing upon nor force or effect in respect of the interpretation and application of the substantive provisions in this Amendment contained.

     As herein amended, the Lease is ratified, approved, and confirmed in all respects.

     WHEREFORE, the parties have hereunto set their hands and seals as of the date first written above.

LANDLORD:                                    TENANT:
ROWES WHARF ASSOCIATES                       HAMBRECHT & QUIST, INC.


By:/s/illegible                              By:/s/illegible
   ------------------------------               -------------------------
   A General Partner of                         (name)
   Rowes Wharf Limited Partnership              Hereunto Duly Authorized

Date Signed:  Aug 22 1988                    Date Signed:  6-14-88
            --------------------                         ----------------

                                    Exhibit 2

                                  [Lease Plan]

                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                             Boston, Massachusetts 02110
                                   ("the Building")

                                   THIRD AMENDMENT
                                    March 25, 1993

  -------------------
  |      LANDLORD:      Rowes Wharf Associates
  |
  |      TENANT:        Hambrecht & Quist, Inc.
  |
  |      EXISTING
  |      PREMISES:      An area on the fourth (4th) floor of the
  |                     Building, substantially as shown on
  |                     Lease Plan, Exhibit 2 dated June 22,
  |                     1987 and on Lease Plan, Exhibit 2, First
  |                     Amendment dated September 4, 1987.
  |
  |      STORAGE
  |      PREMISES:      An area on Lower Level One of the
  |                     Building, substantially as shown on
  |                     Lease Plan, Exhibit 2, Second Amendment
  |                     dated May 26, 1988.
ORIGINAL
LEASE
DATA     LEASE
  |      EXECUTION
  |      DATE:          June 22, 1987
  |
  |      TERMINATION
  |      DATE:          March 31, 1998
  |
  |      PREVIOUS
  |      LEASE
  |      AMENDMENTS:    First Amendment dated September 4, 1987
  -------------------   Second Amendment dated May 26, 1988

    WHEREAS, the parties desire to confirm their agreement as to the Fair
Market Rental Value of the Existing Premises for the purposes of determining the Yearly Rent payable in respect of the Existing Premises for the period commencing as of March 9, 1993 through March 31, 1998.

    NOW THEREFORE, the parties hereto hereby agree that the above-described lease, as previously amended ("the Lease"), is hereby further amended as follows:

    1.   CONFIRMATION OF FAIR MARKET RENTAL VALUES

         For the period commencing as of March 9, 1993 through March 31, 1998, the Yearly Rent shall be $452,088.00 (i.e., Twenty-Six ($26.00) Dollars per square foot of Tenant Rentable Area in respect of the Existing Premises) and Operating Costs in the Base Year in respect of the period as of March 9, 1993 through March 31, 1998 shall be equal to the actual amount of Operating Costs for calendar year 1992.

    As herein amended, the Lease is ratified, approved and confirmed in all respects.

    WHEREFORE, the parties have hereunto set their hands and seals as of the date first written above.


LANDLORD:                              TENANT:
ROWES WHARF ASSOCIATES                 HAMBRECHT & QUIST, INC.
50 Rowes Wharf                         50 Rowes Wharf
Boston, Massachusetts  02110           Boston, Massachusetts  02110

By: Rowes Wharf Limited Partnership

    By:  RWLP Corp.,                   By: /s/ illegible
         General Partner                  ----------------------
         By: /s/ Edwin N. Sidman          (Name)    (Title)
            ----------------------        Hereunto Duly
            Edwin N. Sidman,              Authorized
            Executive Vice
            President

Date Signed:  APR 15 1993              Date Signed:  3/30/93
           -----------------------                 -------------

                            Atlantic Avenue Building South
                                    50 Rowes Wharf
                             Boston, Massachusetts 02110
                                   (the "Building")

                                   FOURTH AMENDMENT
                                  September 3, 1993

  -------------------
  |      LANDLORD:      Rowes Wharf Associates
  |
  |      TENANT:        Hambrecht & Quist, Inc.
  |
  |      EXISTING
  |      PREMISES:      An area on the fourth (4th) floor of the
ORIGINAL                Building, substantially as shown on
LEASE                   Lease Plan, Exhibit 2 dated June 22,
DATA:                   1987 and on Lease Plan, Exhibit 2, First
  |                     Amendment dated September 4, 1987
  |
  |      EXISTING
  |      STORAGE
  |      PREMISES:      An area on Lower Level One of the
  |                     Building, substantially as shown on
  |                     Lease Plan, Exhibit 2, Second Amendment
  |                     dated May 26, 1988
  |
  |
  |      LEASE
  |      EXECUTION
  |      DATE:          June 22, 1987
  |
  |      TERMINATION
  |      DATE:          March 31, 1998
  |
  |      PREVIOUS
  |      LEASE
  |      AMENDMENTS:    First Amendment dated September 4, 1987
  -------------------   Second Amendment dated May 26, 1988
                        Third Amendment dated March 25, 1993

         ADDITIONAL
         STORAGE
         PREMISES:      An area on the fourth (4th) floor of the
                        Building containing 200 square feet of
                        Total Rentable Area, substantially as
                        shown on Lease Plan, Exhibit 2, Fourth
                        Amendment dated September 3, 1993, a
                        copy of which is attached hereto and
                        incorporated by reference herein.

    WHEREAS, Tenant desires to lease the Additional Storage Premises from Landlord;

    WHEREAS, Landlord is willing to lease the Additional Storage Premises to Tenant on the terms and conditions hereinafter set forth;

    NOW THEREFORE, the above-described lease, as previously amended (the "Lease"), is hereby further amended as follows:

    1.   DEMISE OF THE ADDITIONAL STORAGE PREMISES

         Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Additional Storage Premise for a term commencing as of August 27, 1993 and terminating as of March 31, 1998. Said demise of the Additional Storage Premises shall be upon all of the same terms and conditions as Tenant's demise of the Existing Storage Premises, except as follows:

         A. The Yearly Rent in respect of the Additional Storage Premises shall be $2,000.04 (i.e., a monthly payment of $166.67).

         B. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

    2.   CONDITION OF ADDITIONAL STORAGE PREMISES

         Tenant hereby accepts the Additional Storage Premises in their "as-is" condition (i.e., in the condition which they are in as of August 27, 1993), without any obligation on the part of Landlord to prepare or construct the Additional Storage Premises for Tenant's occupancy.

    As hereby amended, the Lease is ratified, approved and confirmed in all respects.

    WHEREFORE, the parties have hereunto set their hands and seals as of the date first above-written.

LANDLORD:                              TENANT:

ROWES WHARF ASSOCIATES                 HAMBRECHT & QUIST, INC.
50 Rowes Wharf                         50 Rowes Wharf
Boston, Massachusetts  02110           Boston, Massachusetts  02110

By: Rowes Wharf Limited Partnership

    By:  RWLP Corp.,                   By: /s/ (illegible)
         General Partner                  ----------------------
         By: /s/ Edwin N. Sidman          (Name)    (Title)
            ----------------------        Hereunto Duly Authorized
            Edwin N. Sidman,
            Executive Vice
            President

Date Signed:  JAN 12 1994              Date Signed:  9/9/93
           -----------------------                 -------------

                                      Exhibit 2

                                     [Lease Plan]

                        Atlantic Avenue.  Building South
                                 50 Rowes Wharf
                           Boston, Massachusetts 02110
                                ("the Building")

                                 FIFTH AMENDMENT

                             As of February 6, 1996

     LANDLORD:      Rowes Wharf Associates

     ORIGINAL
     TENANT:        Hambrecht & Quist, Inc.

     TENANT: Hambrecht & Quist L.L.C., a Delaware limited liability company, successor by merger to Original Tenant

     EXISTING
     PREMISES:      An area on the fourth (4th) floor of the Building,
                    substantially as shown on Lease Plan, Exhibit 2, dated June
                    22, 1987 and on Lease Plan, Exhibit 2, First Amendment dated
                    September 4, 1987

     EXISTING
     STORAGE
     PREMISES:      An area on Lower Level One of the Building, substantially as shown on Lease Plan, Exhibit 2, Second Amendment dated May
                    26, 1988; and an area on the fourth (4th) floor of the Building containing 200 square feet of Total Rentable Area, substantially as shown on Lease Plan, Exhibit 2, Fourth
                    Amendment dated September 3, 1993

     LEASE
     EXECUTION
     DATE:          June 22, 1987

     TERMINATION
     DATE:          March 31, 1998

     PREVIOUS
     LEASE
     AMENDMENTS:    First Amendment dated September 4, 1987 Second Amendment
                    dated May 26, 1988 Third Amendment dated March 25, 1993
                    Fourth Amendment dated September 3, 1993

     FIFTH AMENDMENT
     ADDITIONAL
     PREMISES:      An area consisting of 6,445 square feet of Total Rentable
                    Area on the fourth (4th) floor of the Building, substantially as shown on Lease Plan, Exhibit 2, Fifth
                    Amendment dated as of February 6, 1996, a copy of which is attached hereto and incorporated by reference herein

     WHEREAS, Tenant desires (i) to lease additional premises located in the Building, to wit, the Fifth Amendment Additional Premises; (ii) to acquire an option to extend the term of the Lease; and (iii) to request RFO Premises; and

     WHEREAS, Landlord is willing (i) to lease the Fifth Amendment Additional Premises to Tenant; (ii) to grant Tenant an option to extend the term of the Lease, and (iii) to permit Tenant to request RFO Premises, all subject to and in accordance with the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the above-described lease, as previously amended ("the Lease"), is hereby further amended as follows:

     1.   DEMISE OF THE FIFTH AMENDMENT ADDITIONAL PREMISES

     Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Fifth Amendment Additional Premises, for a term commencing as of February 6, 1996 and terminating as of March 31, 1998. Said demise of the Fifth Amendment Additional Premises shall be upon the terms set forth on Exhibit 1, Fifth Amendment Additional Premises Version, Sheets 1 and 2, dated as of February 6, 1996, a copy of which is attached hereto and incorporated herein by reference, and upon all of the other terms and conditions of the Lease, except as follows:

     A. The Term Commencement Date in respect of the Fifth Amendment Additional Premises is February 6, 1996. The Rent Commencement Date in respect of the Fifth Amendment Additional Premises is February 6, 1996. Without limiting the foregoing, Article 6-6* of the Lease and Subparagraph D of Paragraph 1 of the First Amendment shall have no applicability nor be of any force or effect with respect to the Fifth Amendment Additional Premises.

     B. Commencing of February 6, 1996, Tenant shall pay Operating Expense Excess in respect of the Fifth Amendment Additional Premises on a monthly estimated basis based upon the most recent Operating Cost data available to Landlord.

     C. Notwithstanding anything to the contrary in Paragraph E of Article 16-18* of the Lease contained, the definitions of the "Permitted Sublet Area" and the "Permitted Subtenant" are hereby deleted and the following are substituted in their place:

     "1. "Permitted Sublet Area" shall be defined as any portion of the premises (including the First Amendment Additional Premises, the Fifth Amendment Additional Premises, and the RFO Premises, if any) containing no more than 4,000 square feet of Total Rentable Area in total.

     2. "Permitted Subtenant" shall be defined as Stuka Associates, or any of the Rubin Subtenants (as hereinafter defined), or any entity with a close business relationship to Tenant, which relationship is substantially enhanced by the physical proximity to Tenant and which satisfies the criteria set forth in clauses (i), (ii) and (iii) of Paragraph B of Article 16-18* of the Lease."

     D. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

     2.   EXHIBIT 1. FIFTH AMENDMENT ADDITIONAL PREMISES VERSION

     In lieu of Revised Exhibit 1, First Amendment, dated as of September 4, 1987, Exhibit 1, Fifth Amendment Additional Premises, Sheets 1, 2 and 3 dated as of February 6, 1996, shall apply to the Fifth Amendment Additional Premises.

     3.   CONDITION OF FIFTH AMENDMENT ADDITIONAL PREMISES

     A. Notwithstanding anything to the contrary in the Lease contained, Tenant shall lease the Fifth Amendment Additional Premises "as-is", in the condition in which the Fifth Amendment Additional Premises are in as of February 6, 1996, without any obligation on the part of Landlord to prepare or construct the Fifth Amendment Additional Premises for Tenant's occupancy and without any representation on the part of Landlord as to the condition of the Fifth Amendment Premises or the Building.

     B. Articles 4, Exhibit 3, and Ex. 3-37* to the Lease shall have no applicability to nor be of any force or effect in respect of the Fifth Amendment Additional Premises.

     4.   SUBTENANTS

     Reference is made to the fact the Fifth Amendment Additional Premises are currently occupied by subtenants (the "Rubin Subtenants") of another tenant in the Building, Rubin and Rudman ("Rubin"). Notwithstanding anything to the contrary herein or in the Lease contained, Tenant shall accept the Fifth Amendment Additional Premises subject to the rights and interests of all Rubin Subtenants. Landlord makes no representations or warranties of any kind with respect to said sublease arrangements, or the status of the performance of the liabilities and/or obligations of the parties thereunder.

     5.   TENANT'S OPTION TO EXTEND TERM OF LEASE

     A. On the conditions, which conditions Landlord may waive, at its election, by written notice to Tenant at any time, that (a) both as of the time of option exercise and as of the commencement of the hereinafter described additional term, Tenant is not in default (beyond applicable periods of grace, if any) of its covenants and obligations under the Lease, and (b) as of the commencement of the hereinafter described additional term, Hambrecht & Quist L.L.C., itself, is then occupying not less than seventy-five percent (75%) of the premises then demised to Tenant, Tenant shall have the option to extend the term of this Lease for one (1) additional five (5) year term, such additional term commending as of April 1, 1998 and expiring as of March 31, 2003. Tenant may exercise such option to extend by giving Landlord written notice on or before December 31, 1996. Upon the timely giving of such notice, the term of this Lease shall be deemed extended upon all of the terms and conditions of this Lease, except that Landlord shall have no obligation to construct or renovate the premises and that the Yearly Rent and Operating Costs in the Base Year during such additional term shall be as hereinafter set forth. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the term of this Lease, time being of the essence of this Paragraph 5.

     B. The Yearly Rent during the additional term shall be based upon (i.e., taking into account the amount of Operating Costs in the Base Year as set forth in Subparagraph B of Paragraph 3 of the Rider to the Lease) the Fair Market Rental Value, as defined in Paragraph 3 of the Rider to the Lease, as of the commencement of the additional term, of the premises then demised to Tenant.

     C. Tenant shall have no further option to extend the term of the Lease other than the one (1) additional five (5) year term herein provided.

     D. Notwithstanding the fact that upon Tenant's exercise of the herein option to extend the term of the Lease such extension shall be self-executing, as aforesaid, the parties shall promptly execute a lease amendment reflecting such additional term after Tenant exercises the herein option, except that the Yearly Rent payable in respect of such additional term and the Operating Costs in the Base Year during such additional term, may not be set forth in said amendment. Subsequently, after such Yearly Rent and Operating Costs in the Base Year are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of its rights under this Paragraph 5, unless otherwise specifically provided in such lease amendment.

     6.   TENANT'S RIGHT OF FIRST OFFER

     On the conditions (which conditions Landlord may waive, at its election, by written notice to Tenant at any time) that Tenant is not in default of its covenants and obligations under the Lease and that Hambrecht & Quist L.L.C., itself is then occupying not less than ninety-five percent (95%) of the premises then demised to Tenant, both at the time that Landlord is required to give "Landlord's Notice" (as hereinafter defined), and as of the "Term Commencement Date" in respect of the "RFO Premises" (as hereinafter defined), Tenant shall have the following right to lease the RFO Premises when such RFO Premises become "available for lease to Tenant" (as hereinafter defined).

     A.   DEFINITION OF RFO PREMISES

     "RFO Premises" shall be defined as the following areas, when and if each such area becomes available for lease to Tenant prior to March 31, 1997:
(i) a portion of the fourth (4th) floor of the Building, containing 2,916 square feet of Total Rentable Area, substantially as shown on Lease Plan, Exhibit 2, Fifth Amendment, a copy of which is attached hereto and incorporated herein by this reference (the "First RFO Premises"); and (ii) a portion of the fourth
(4th) floor of the Building, containing 2,088 square feet of Total Rentable Area, substantially as shown on Lease Plan, Exhibit 2, Fifth Amendment, (the "Second RFO Premises"). For the purposes of this Paragraph 6, an RFO Premises shall be deemed to be "available for lease to Tenant" if Landlord, in its sole judgment, determines that (a) the then current tenant or occupant of such RFO Premises will vacate such RFO Premises, and (b) Landlord intends to offer such area for lease. In no event shall Tenant have any rights under this Paragraph 6 on or after March 31, 1997 (i.e. Landlord shall have no obligation to give Landlord's Notice, as hereinafter defined, to Tenant on or after March 31,
1997).

     B.   EXERCISE OF RIGHT TO LEASE RFO PREMISES

     Landlord shall give Tenant written notice ("Landlord's Notice") at the time that Landlord determines in its sole judgment, as aforesaid, that an RFO Premises will become available for lease to Tenant. Landlord's Notice shall set forth the exact location of the RFO Premises, Landlord's designation of the Fair Market Rental Value (as defined in Paragraph 3 of the Rider to the Lease) applicable to the RFO Premises and the Specified Commencement Date in respect of the RFO Premises. Tenant shall have the right, exercisable upon written notice ("Tenant's Exercise Notice") given to Landlord within fifteen (15) days after the receipt of Landlord's Notice, to lease the RFO Premises, time being of the essence thereof. If Tenant fails timely to give Tenant's Exercise Notice, Tenant shall have no further right to lease such RFO Premises pursuant to this Paragraph 6, provided however, that Tenant shall have the right from time to time thereafter throughout the term of the Lease until Tenant's right to lease the RFO Premises has lapsed to lease any other subsequently available RFO Premises in accordance with the terms hereof. Upon the timely giving of such notice, Landlord shall lease and demise to Tenant and Tenant shall hire and take from Landlord, such RFO Premises, upon all of the same terms and conditions of the Lease except as hereinafter set forth.

     C.   LEASE PROVISIONS APPLYING TO RFO PREMISES

     The leasing to Tenant of such RF0 Premises shall be upon all of the same terms and conditions of the Lease, except as follows:

     (1)  TERM COMMENCEMENT DATE

     The Term Commencement Date in respect of such RFO Premises shall be the later of: (x) the Specified Commencement Date in respect of such RF0 Premises as set forth in Landlord's Notice, or (y) the date that Landlord delivers such RF0 Premises to Tenant.

     (2)  RENT COMMENCEMENT DATE

     The Rent Commencement Date in respect of any RFO Premises shall be the Term Commencement Date in respect of such RF0 Premises. Without limiting the foregoing, Article 6-6* of the Lease shall have no applicability to any RFO Premises.

     (3)  YEARLY RENT

     The Yearly Rent rental rate in respect of such RFO Premises shall be based upon (i.e., taking into account the amount of Operating Costs in the Base Year as set forth in Subparagraph B of Paragraph 3 of the Rider to the Lease) the Fair Market Rental Value, as defined in Paragraph 3 of the Rider to Lease, of such RFO Premises as of the Term Commencement Date in respect of such RFO Premises.

     (4)  PARKING

     Tenant shall not have the right to any additional parking passes by reason of its demise of any RF0 Premises. Without limiting the foregoing, Paragraph 1 of the Rider to the Lease and Paragraph 3 of the First Amendment shall have no applicability to any RFO Premises.

     (5)  CONDITION OF RFO PREMISES

     Tenant shall take such RF0 Premises "broom-clean", and in all other respects, "as-is" in its then (i.e. as of the date of premises delivery) state of construction, finish, and decoration, without any obligation on the part of Landlord to construct or prepare any RF0 Premises for Tenant's occupancy. Without limiting the foregoing, Article 4, Ex. 3-37*, and Exhibit 3 of the Lease shall have no applicability to any RFO Premises.

     D.   EXECUTION OF LEASE AGREEMENTS

     Notwithstanding the fact that Tenant's exercise of the above-described option to lease RFO Premises shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a Lease amendment (or amendments) reflecting the addition of each respective RFO Premises, except that the Yearly Rent payable in respect of such RFO Premises and Operating Costs in the Base Year in respect of such RFO Premises may not be as set forth in such amendment(s). At the time that such Yearly Rent and Operating Costs in the Base Year are determined, the parties shall execute a written agreement confirming the same. The execution of such Lease amendment(s) shall not be deemed to waive any of the conditions to Tenant's exercise of the herein option to lease the RFO Premises, unless otherwise specifically provided in such Lease amendment(s).

     7.   MERGER AND ASSUMPTION OF TENANT'S INTEREST IN THE LEASE

     Effective as of May 1, 1995, Original Tenant merged with and into Tenant and, for the express benefit of Landlord, Tenant hereby assumes all of Original Tenant's obligations under the Lease. Landlord hereby consents to such merger and assumption, provided that: (i) any future assignment by Tenant and any future sublease by Tenant shall be made strictly in accordance with Article 16 of the Lease, as amended; (ii) Landlord hereby reserves the right to withhold its consent to any future assignments, whenever the Lease permits Landlord to withhold consent; and (iii) nothing herein shall be deemed to release Tenant from its obligations as a party under the Lease.

     8.   CONDITION PRECEDENT TO LANDLORD'S OBLIGATIONS HEREUNDER

     The parties hereby acknowledge that Landlord is willing to execute this Fifth Amendment in reliance on the understanding that another tenant in the Building, Rubin and Rudman ("Rubin") has agreed to terminate their existing lease with respect to the Fifth Amendment Additional Premises, and the entering into of a satisfactory agreement by Rubin with respect to the Fifth Amendment Additional Premises is a condition precedent to the obligations and covenants of Landlord hereunder. Therefore, notwithstanding the execution and delivery of this Fifth Amendment by the parties hereto, Landlord shall have the right, exercisable upon written notice to Tenant, to render this Fifth Amendment null and void and of no further effect, which right may be exercised at any time prior to the date on which Rubin executes and delivers to Landlord an agreement, in form and substance satisfactory to Landlord in its sole discretion, whereby Rubin terminates their existing lease with respect to the Fifth Amendment Additional Premises. In the event that Landlord so elects to declare this Fifth Amendment null and void, then the Lease shall remain in full force without giving any effect to the provisions of this Fifth Amendment.

     9. As herein amended, the Lease is ratified, confirmed and approved in all respects.

     WHEREFORE, the parties have hereunto set their hands and seals as of the date first written above.

     LANDLORD:                          TENANT:

     ROWES WHARF ASSOCIATES             HAMBRECHT & QUIST L.L.C., a
                                        Delaware limited liability company,
                                        successor by merger to Hambrecht &
                                        Quist, Inc., a California corporation

     By: Rowes Wharf Limited Partnership,
         General Partner

     By:  RWLP Corp., General Partner

     By:                                     By:  /s/
        -------------------------------           ------------------------
        Lionel P. Fortin,                         (Name)     (Title)
        Senior Vice President                     Hereunto Duly Authorized

     Date Signed: ---------------------      Date Signed: ----------------

         EXHIBIT 1, FIFTH AMENDMENT ADDITIONAL PREMISES VERSION, SHEET 1
                                 50 Rowes Wharf
                              Boston, Massachusetts
                                (the "Building")

                                 REFERENCE DATA



Execution Date: As of February 6, 1996
                ----------------------

Tenant:        Hambrecht & Quist L.L.C.
               -------------------------
                       (name)

               a Delaware limited liability company
               ------------------------------------
                   (description of business organization)

               50 Rowes Wharf, Boston, Massachusetts 02110
               -------------------------------------------
               (principal place of business - mailing address)

LANDLORD:      ROWES WHARF ASSOCIATES, a joint venture, by and between THE
               EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (a New
               York corporation) and ROWES WHARF LIMITED PARTNERSHIP (a
               Massachusetts limited partnerships). Landlord is the Tenant under a Ground Lease of the Project Site, as hereinafter defined, dated July 25, 1985 by and between the Boston Redevelopment
               Authority, as Landlord, and Rowes Wharf Associates, as Tenant, notice of which is recorded at Book 11846, Page 173 in the Suffolk Registry of Deeds; and Landlord is the Tenant under an Office/Retail Unit Lease of the Unit, as hereinafter defined, dated as of July 25, 1985 by and between the Boston
               Redevelopment Authority, as Landlord, and Rowes Wharf Associates, as Tenant, notice of which is recorded at Book 11846, Page 180 in said Deeds. Whenever the term "Ground Lease" is used in this Lease, such term shall mean the above-referenced Ground Lease, during the term of said Ground Lease, and shall thereafter mean the above-referenced Office/Retail Unit Lease during the term of said Office/Retail Unit Lease.

PROJECT SITE:  Premises situated an Atlantic Avenue, Boston, Massachusetts, constituting both land and water area, as more particularly described in the Master Deed hereinafter referenced.

PROJECT:       The multi-use project constructed on the Project Site.

UNIT: The Office/Retail Unit in that certain condominium ("Condominium") known as The Condominium at Rowes Wharf created by the Master Deed referred to in the Ground Lease, as more particularly described in the Office/Retail Unit Lease. The Unit is located on the Project Site. The portion of the Building in which the Premises are located is contained within the Unit.

Art. 2         Fifth Amendment
               Additional Premises:   An area on the fourth (4th) floor of the
                                      Building, substantially as shown on Lease
                                      Plan, Exhibit 2, dated as of February 6,
                                      1996

                   REVISED EXHIBIT 1, FIFTH AMENDMENT, SHEET 2
                                 50 Rowes Wharf
                              Boston, Massachusetts
                                (the "Building")

                            Tenant: Hambrecht & Quist
                                    -----------------
                     Execution Date: As of February 6, 1996
                                     ----------------------


Art. 3.1       Term Commencement Date
               in respect of Fifth Amendment
               Additional Premises:               As of February 6, 1996
                                                  ----------------------

Art. 3.2       Termination Date:             March 31, 1998
                                             --------------

Art. 4.3       Final Plans Date: Not applicable
                                 --------------

Art. 5         Use of Premises: General business offices
                                ------------------------

Art. 6         Yearly Rent in respect of
               Fifth Amendment Additional
               Premises:

               Yearly Rent              Monthly Payment
               -----------              ---------------

               $180,459.96              $15,038.33

Art. 7         Total Rentable Area
               in respect of Fifth Amendment
               Additional Premises:         6,445 square feet

Art. 8         Electric current will not be furnished by Landlord to Tenant.

Art. 9 Operating Expense Escalation in respect of Fifth Amendment Additional Premises:

               Operating Costs in the Base Year:  The actual amount of
                                                  Operating Costs
                                                  -------------------------
                                                  for calendar year 1995
                                                  -------------------------

               Tenant's Proportionate Share in respect of Fifth Amendment Additional Premises: 2.01%
                                    -----

Art.   12;     Additional Insured Parties; Boston Redevelopment Authority;
       13(d);  The Board of Managers of The Condominium at Rowes Wharf
       15.2;
       18

Art. 29.3      Broker: None
                       -----

                   REVISED EXHIBIT 1, FIFTH AMENDMENT, SHEET 3
                                 50 Rowes Wharf
                              Boston, Massachusetts
                                (the "Building")

                           Tenant:  Hambrecht & Quist
                                   -------------------
                     Execution Date: As of February 6, 1996
                                    -----------------------


Art. 29.5      Arbitration: Massachusetts; Superior Court
                            -----------------------------

               Exhibit Dates:  Lease Plan, Exhibit 2, dated as of February
                               6, 1996
                               ------------------------------------------

LANDLORD:                             ASSIGNEE:
ROWES WHARF ASSOCIATES                HAMBRECHT & QUIST L.L.C.

By: Rowes Wharf Limited Partnership,
    General Partner

    By: RWLP Corp.,
        General Partner

    By:                                By:  /s/
       -------------------------          -------------------------
         Lionel P. Fortin,             (Name)          (Title)
         Senior Vice President         Hereunto duly authorized

Date Signed: ___________________   Date Signed: ___________________


TENANT

HAMBRECHT & QUIST, INC.
a California corporation

By:  /s/
     ___________________________
     (Name)          (Title)
     Hereunto duly authorized

Date Signed: ___________________

                              HAMBRECHT & QUIST
                              LEASE PLAN, EXHIBIT 2
                              FIFTH AMENDMENT
                              FIRST RFO PREMISES

                              HAMBRECHT & QUIST
                              LEASE PLAN, EXHIBIT 2
                              FIFTH AMENDMENT
                              SECOND RFO PREMISES